As filed with the Securities and Exchange Commission on February 18, 2003

File No. 333-63531

File No. 811-05343

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

Registration Statement Under The Securities Act of 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 8	☒

For Registration Under the Investment Company Act of 1940	☒

Amendment No. 91	☒
(check appropriate box or boxes)

GE Life & Annuity Separate Account 4

(Exact Name of Registrant)

GE Life and Annuity Assurance Company

(Exact Name of Depositor)

6610 W. Broad Street Richmond, Virginia 23230

(Address of Depositor’s Principal Executive Office, Zip Code)

(800) 352-9910

Depositor’s Telephone Number, including Area Code:

Heather Harker, Esq.

Vice President, Associate General Counsel and Assistant Secretary

GE Life And Annuity Assurance Company

6610 W. Broad Street

Richmond, Virginia 23230

(Name and complete address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐  immediately upon filing pursuant to paragraph (b) of Rule 485

☐  on (date) pursuant to paragraph (b) of Rule 485

☒  60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐  on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:    Individual Flexible Premium Variable Deferred Annuity Contracts

GE Life & Annuity Separate Account 4

Prospectus For

Flexible Premium Variable Deferred Annuity Contracts

Policy Form P1151 1/99

Issued by:

GE Life and Annuity Assurance Company

Home Office:

6610 West Broad Street

Richmond, Virginia 23230

Telephone: (800) 352-9910

This prospectus gives details about the contract, the Separate Account and the Guarantee Account you should know before investing. Please read this prospectus carefully and keep it for future reference.

This prospectus describes individual flexible premium variable deferred annuity contracts (the “contracts”) for individuals and qualified and non-qualified retirement plans. GE Life and Annuity Assurance Company (the “Company,” “we,” “us,” or “our”) issues the contract.

The contract offers you the accumulation of contract value and the payment of periodic annuity benefits. We may pay these benefits on a variable or fixed basis.

The minimum amount you need to purchase this contract is $25,000.

You may allocate your premium payments to the Separate Account, the Guarantee Account, or both. Each Subaccount of GE Life & Annuity Separate Account 4 (the “Separate Account”), invests in shares of Portfolios of the Funds listed below.

AIM Variable Insurance Funds:

AIM V.I. Basic Value Fund — Series II Shares

AIM V.I. Capital Appreciation Fund — Series I Shares

AIM V.I. Premier Equity Fund — Series I Shares

The Alger American Fund:

Alger American Growth Portfolio

Alger American Small Capitalization Portfolio

Alliance Variable Products Series Fund, Inc.:

Growth and Income Portfolio — Class B

Premier Growth Portfolio — Class B

Technology Portfolio — Class B

Eaton Vance Variable Trust

VT Floating Rate Income Fund

VT Worldwide Health Sciences Fund

The Federated Insurance Series:

Federated American Leaders Fund II

Federated High Income Bond Fund II*

Federated High Income Bond Fund II* — Service Shares

Federated International Small Company Fund II

Federated Kaufmann Fund II — Service Shares

Federated Utility Fund II

Fidelity Variable Products Fund (“VIP”)

VIP Equity Income Portfolio

VIP Equity Income Portfolio — Service Class 2

VIP Growth Portfolio

VIP Growth Portfolio — Service Class 2

VIP Overseas Portfolio

Fidelity Variable Products Fund II (“VIP II”)

VIP II Asset ManagerSM Portfolio

VIP II Contrafund® Portfolio

VIP II Contrafund® Portfolio — Service Class 2

Fidelity Variable Insurance Products Fund III  (“VIP III”)

VIP III Dynamic Capital Appreciation Portfolio — Service Class 2

VIP III Growth & Income Portfolio

VIP III Growth & Income Portfolio — Service Class 2

VIP III Growth Opportunities Portfolio

VIP III Mid Cap Portfolio — Service Class 2

GE Investments Funds, Inc.:

Income Fund

International Equity Fund

Mid-Cap Value Equity Fund

Money Market Fund

Premier Growth Equity Fund

Real Estate Securities Fund

S&P 500® Index Fund

Small-Cap Value Equity Fund

Total Return Fund

U.S. Equity Fund

Value Equity Fund

Goldman Sachs Variable Insurance Trust:

Goldman Sachs Growth and Income Fund

Goldman Sachs Mid Cap Value Fund

Greenwich Street Series Funds

Salomon Brothers Variable All Cap Value Fund — Class II

Salomon Brothers Variable Emerging Growth Fund — Class II

Janus Aspen Series

Aggressive Growth Portfolio

Balanced Portfolio

Balanced Portfolio — Service Shares

Capital Appreciation Portfolio

Capital Appreciation Portfolio — Service Shares

Flexible Income Portfolio

Growth Portfolio

International Growth Portfolio

International Growth Portfolio — Service Shares

Worldwide Growth Portfolio

MFS® Variable Insurance Trust:

MFS® Investors Growth Stock Series — Service Class Shares

MFS® Investors Trust Series — Service Class Shares

MFS® New Discovery Series — Service Class Shares

MFS® Utilities Series — Service Class Shares

Nations Separate Account Trust

Nations Marsico Growth Portfolio

Nations Marsico International Opportunities Portfolio

Oppenheimer Variable Account Funds:

Oppenheimer Aggressive Growth Fund/VA

Oppenheimer Aggressive Growth Fund — Service Shares

Oppenheimer Bond Fund/VA

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Capital Appreciation Fund/VA — Service Shares

Oppenheimer Global Securities Fund/VA — Service Shares

Oppenheimer High Income Fund/VA*

Oppenheimer Main Street Growth & Income Fund/VA — Service Shares

Oppenheimer Main Street Small Cap Fund/VA — Service Shares

Oppenheimer Multiple Strategies Fund/VA

The Prudential Series Fund, Inc.

Jennison Portfolio — Class II

Jennison 20/20 Focus Portfolio — Class II

Rydex Variable Trust:

OTC Fund

Salomon Brothers Variable Series Fund Inc:

Investors Fund

Strategic Bond Fund*

Total Return Fund

Van Kampen Life Investment Trust

Comstock Portfolio — Class II Shares

Emerging Growth Portfolio — Class II Shares

The following Portfolios of the Funds are not available to contracts issued on or after May 1, 2003:

AIM Variable Insurance Funds

AIM V.I. Growth Fund — Series I Shares

Alliance Variable Products Series Fund, Inc.

Quasar Portfolio — Class B

Dreyfus

Dreyfus Investment Portfolios — Emerging Markets Portfolio — Initial Shares

The Dreyfus Socially Responsible Growth Fund, Inc. — Initial Shares

Janus Aspen Series

Aggressive Growth Portfolio — Service Shares

Global Life Sciences Portfolio — Service Shares

Global Technology Portfolio — Service Shares

Growth Portfolio — Service Shares

Worldwide Growth Portfolio — Service Shares

PIMCO Variable Insurance Trust

Foreign Bond Portfolio — Administrative Class Shares

* These Portfolios may invest in lower quality debt securities commonly referred to as junk bonds.

Not all of these Portfolios may be available in all states or in all markets.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Your contract:

•	Is NOT a bank deposit

•	Is NOT FDIC insured

•	Is NOT insured or endorsed by a bank or any federal government agency

•	Is NOT available in every state

•	MAY go down in value.

Except for amounts in the Guarantee Account, both the value of a contract before the Maturity Date and the amount of monthly income afterwards will depend upon the investment performance of the Portfolios(s) you select. You bear the investment risk of investing in the Portfolios.

These contracts are also offered to customers of various financial institutions and brokerage firms. No financial institution or brokerage firm is responsible for the guarantees under the contracts. Guarantees under the contracts are the sole responsibility of the Company.

In the future, additional portfolios managed by certain financial institutions or brokerage firms may be added to the Separate Account. These portfolios may be offered exclusively to purchasing customers of the financial institution or brokerage firm.

A Statement of Additional Information, dated May 1, 2003, which contains additional information about the contract has been filed with the SEC and is incorporated by reference into this prospectus. A table of contents for the Statement of Additional Information appears on the last page of this prospectus. If you would like a free copy of the Statement of Additional Information, call us at:

1-800-352-9910;

or write us at:

6610 West Broad Street

Richmond, VA 23230

The Statement of Additional Information and other material incorporated by reference can be found on the SEC’s website at:

www.sec.gov

This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

The date of this prospectus is May 1, 2003.

Definitions

Fee Tables

Synopsis

Condensed Financial Information

Investment Results

Financial Statements

The Company

The Separate Account

The Guarantee Account

Charges and Other Deductions

The Contract

Transfers

Surrenders and Partial Surrenders

Death of Owner and/or Annuitant

Income Payments

Federal Tax Matters

Requesting Payments

Distribution of the Contracts

Additional Information

Appendix A

Appendix B

Appendix C

Table of Contents for Statement of Additional Information

Definitions

The following terms are used throughout the prospectus:

Accumulation Unit — An accounting unit of measure we use to calculate the value in the Separate Account before income payments commence.

Annuitant — The person(s) you name in the contract upon whose age and, where appropriate, gender, we use to determine monthly income benefits.

Annuity Unit — An accounting unit of measure we use to calculate the amount of the second and each subsequent variable income payment.

Code — The Internal Revenue Code of 1986, as amended.

Contract Date — The date we issue your contract and your contract becomes effective. Your Contract Date is shown in your contract and we use it to determine contract years and anniversaries.

Contract Value — The total value of all your Accumulation Units in the Subaccounts and any amounts you hold in the Guarantee Account.

Cross Funded Annuity — A variable deferred annuity issued by GE Life and Annuity Assurance Company or one of its affiliated companies that is purchased on the same date as the variable deferred annuity described by this prospectus; the assets of this annuity are withdrawn and immediately allocated to the Cross Funded Annuity.

Fund — Any open-end management investment company or any unit investment trust in which the Separate Account invests.

General Account — Assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company.

Guarantee Account — Part of our General Account that provides a guaranteed interest rate for a specified interest rate guarantee period. The General Account is not part of and does not depend on the investment performance of the Separate Account.

Home Office — Our office located at 6610 West Broad Street, Richmond, VA 23230.

Maturity Date — The date on which income payments commence, provided the Annuitant is living on that date. The Maturity Date is stated in your contract, unless changed by you in writing in a form acceptable by us.

Portfolio — A division of a Fund, the assets of which are separate from other Portfolios that may be available in the Fund. Each Portfolio has its own investment objective. Not all Portfolios may be available in all states or markets.

Separate Account — GE Life & Annuity Separate Account 4, a separate account we established to receive Subaccount allocations. The Separate Account is divided into Subaccounts, each of which invests in shares of a separate Portfolio.

Subaccount — A division of the Separate Account which invests exclusively in shares of a designated Portfolio of one of the Funds. Not all Subaccounts may be available in all states or markets. A Subaccount may be referred to as an Investment Subdivision in the contract and/or marketing materials.

Surrender Value — The value of the contract as of the date we receive your written request to surrender at our Home Office, less any applicable premium tax and contract maintenance charge.

Valuation Day — Each day on which the New York Stock Exchange is open for regular trading, except for days that the Subaccount’s corresponding Portfolio does not value its shares.

Valuation Period — The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

Fee Tables

The following tables describe the various fees and expenses that you will pay either directly or indirectly if you purchase this contract.

EXPENSE TABLE

The expense table reflects charges assessed against amounts you allocate to the Separate Account, as well as charges assessed against amounts you allocate to the Guarantee Account. For more information about the various fees and expenses involved, see the “Charges and Other Deductions” provision in this prospectus.

Transaction Fees

Type of Charge	When We Deduct the Charge	Minimum and Maximum Amount We May Charge

Surrender Charge	—	None

Premium Taxes	At the time the tax is incurred or when we pay proceeds under the contract	0.00% to 3.5% The amount charged depends upon the laws of your state of residence

Transfer Charges	We reserve the right to assess a transfer charge for each transfer	$10.00

Periodic Contract Charges Assessed to All Contracts (these charges do not include charges assessed by the Portfolios)

Type of Charge	When We Deduct the Charge	Maximum Amount We May Charge

Mortality and Expense Risk Charge	We take the charge daily, equal to an annual rate as a percentage of your daily net assets in the Separate Account	1.35%

Administrative Expense Charge	We take the charge daily, equal to an annual rate as a percentage of your daily net assets in the Separate Account	0.25%

Annual Contract Maintenance Charge	We take this charge at each contract anniversary and at the time the contract is surrendered. This charge is waived if your Contract Value is more than $25,000 at the time the charge is assessed	$25.00

Periodic Contract Charges Assessed for Optional Death Benefit Rider (for contracts issued on or after the later of May 1, 2003 or the date on which state insurance authorities approve applicable contract modifications; these charges do not include charges assessed by the Portfolios)

Type of Charge	When We Deduct the Charge	Maximum Amount We May Charge

Annual Step-Up Death Benefit Rider Option	Charge is taken in arrears on each contract anniversary and at surrender	0.20% of the Contract Value at the time the charge is taken

5% Rollup Death Benefit Rider Option	Charge is taken in arrears on each contract anniversary and at surrender	0.30% of the Contract Value at the time the charge is taken

Earnings Protector Death Benefit Rider Option	Charge is taken in arrears on each contract anniversary and at surrender	0.30% of the Contract Value at the time the charge is taken

Greatest of Annual Step-Up, 5% Rollup and Earnings Protector Death Benefit Rider Option	Charge is taken in arrears on each contract anniversary and at surrender	0.70% of the Contract Value at the time the charge is taken

Periodic Contract Charges Assessed For Optional Benefit (for contracts issued prior to May 1, 2003 or prior to the date state insurance authorities approve applicable contract modifications; these charges do not include charges assessed by the Portfolios)

Type of Charge	When We Deduct the Charge	Minimum and Maximum Amount We May Charge

Optional Enhanced Death Benefit Rider	Charge is taken in arrears on each contract anniversary and at surrender	Charge taken annually as a percentage of your prior year’s average Contract Value Current: 0.20% Guaranteed: 0.35%

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES

The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the contract. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

Total Annual Portfolio Operating Expenses[1]	Minimum		Maximum
(expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	____	%	____	%

[1]	These expenses are deducted by the Portfolios before they provide us with the daily net asset value. We then deduct Separate Account charges from the net asset value in calculating the unit value of the corresponding Subaccount. Management fees, distribution and/or other fees, if applicable, as well as other expenses are more fully described in the prospectus for each Portfolio. Information relating to the Portfolios was provided by the Portfolios and not independently verified by us.

[Information regarding fee waivers and expense reimbursements, if any, to be provided by Amendment.]

OTHER CONTRACTS

We offer other variable annuity contracts in the Separate Account which also invest in the same Portfolios (or many of the same) of the Funds. These contracts may have different charges that could affect the value of the Subaccounts, and they may offer different benefits more suitable to your needs. To obtain more information about these contracts, including a prospectus, contact your registered representative, or call (800) 352-9910.

EXAMPLE	For contracts issued on or after the later of May 1, 2003 or the date on which state insurance authorities approve applicable contract modifications, the following Example applies:

This Example is intended to help you compare the costs of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract and optional rider charges, Separate Account annual expenses and Portfolio fees and expenses.

The Example shows the dollar amount of expenses you would bear directly or indirectly if you:

•	invested $10,000 in the contract for the time periods indicated;

•	earned a 5% annual return on your investment; and

•	elected the Greatest of Annual Step-Up, 5% Rollup and Earnings Protector Death Benefit Rider Option; and

•	surrendered, annuitized or did not surrender your contract at the end of the stated period.

The first line of the Example assumes that the maximum fees and expenses of any of the Portfolios are charged. The second line of the Example assumes that the minimum fees and expenses of any of the Portfolios are charged. Your actual expenses may be higher or lower than those shown below. The Example does not incude any taxes or tax penalties that may be assessed upon surrender of the contract.

	1 Year	3 Years	5 Years	10 Years
Costs Based on Maximum Annual Portfolio Expenses	$	$	$	$

Costs Based on Minimum Annual Portfolio Expenses	$	$	$	$

[Example numbers to be provided by Amendment.]

Please remember that you are looking at an Example and not a representation of past or future expenses. Your rate of return may be higher or lower than 5%, which is not guaranteed. The Example does not assume that any Portfolio expense waivers or fee reimbursement arrangements are in effect for the periods presented. The above Example assumes:

•	total Separate Account charges of 1.60% (deducted daily at an effective annual rate of the assets in the Separate Account);

•	an annual contract maintenance charge of $25 (assumed to be equivalent to 0.1% of the Contract Value); and

•	a charge of 0.70% for the Greatest of Annual Step-Up, 5% Rollup and Earnings Protector Death Benefit Rider Option (an annual rate as a percentage of Contract Value).

If the Greatest of Annual Step-Up, 5% Rollup and Earnings Protector Death Benefit Rider is not elected, the expense figures shown above would be slightly lower.

For contracts issued prior to May 1, 2003 or prior to the date state insurance authorities approve applicable contract modifications, the following Example applies:

This Example is intended to help you compare the costs of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract and optional rider charges, Separate Account annual expenses and Portfolio fees and expenses.

The Example shows the dollar amount of expenses you would bear directly or indirectly if you:

•	invested $10,000 in the contract for the time periods indicated;

•	earned a 5% annual return on your investment; and

•	elected the Optional Enhanced Death Benefit Rider; and

•	surrendered, annuitized or did not surrender your contract at the end of the stated period.

The first line of the Example assumes that the maximum fees and expenses of any of the Portfolios are charged. The second line of the Example assumes that the minimum fees and expenses of any of the Portfolios are charged. Your actual expenses may be higher or lower than those shown below. The Example does not incude any taxes or tax penalties that may be assessed upon surrender of the contract.

	1 Year	3 Years	5 Years	10 Years
Costs Based on Maximum Annual Portfolio Expenses	$	$	$	$

Costs Based on Minimum Annual Portfolio Expenses	$	$	$	$

[Example numbers to be provided by Amendment.]

Please remember that you are looking at an Example and not a representation of past or future expenses. Your rate of return may be higher or lower than 5%, which is not guaranteed. The Example does not assume that any Portfolio expense waivers or fee reimbursement arrangements are in effect for the periods presented. The above Example assumes:

•	total Separate Account charges of 1.60% (deducted daily at an annual effective rate of assets in the Separate Account);

•	an annual contract maintenance charge of $25 (assumed to be equivalent to 0.1% of the Contract Value); and

•	a charge of 0.35% for the Optional Enhancement Death Benefit Rider (an annual rate as a percentage of prior year’s Contract Value).

If the Optional Enhancement Death Benefit Rider is not elected, the expense figures shown above would be slightly lower.

Synopsis

What type of contract am I buying?    The contract is an individual flexible premium variable deferred annuity contract. We may issue it as a contract qualified (“Qualified Contract”) under the Internal Revenue Code of 1986, as amended (the “Code”), or as a contract that is not qualified under the Code (“Non-Qualified Contract”). This prospectus only provides disclosure about the contract. See “The Contract” provision of this prospectus.

How does the contract work?    Once we approve your application, we will issue a contract to you. During the accumulation period, you can use your premium payments to buy Accumulation Units under the Separate Account or interests in the Guarantee Account. Should you decide to receive income payments (annuitize the contract) we will convert your Accumulation Units to Annuity Units. You can choose fixed or variable income payments. If you choose variable income payments, we will base each periodic income payment upon the number of Annuity Units to which you became entitled at the time you decided to annuitize and the value of each unit on that Valuation Day. See “The Contract” provision of this prospectus.

What is the Separate Account?    The Separate Account is a segregated asset account established under Virginia insurance law, and registered with the SEC as a unit investment trust. We allocate the assets of the Separate Account to one or more Subaccounts, in accordance with your instructions. We do not charge the assets in the Separate Account with liabilities arising out of any other business we may conduct. Amounts you allocate to the Separate Account will reflect the investment performance of the Portfolios you select. You bear the risk of investment gain or loss with respect to amounts allocated to the Separate Account. See “The Separate Account” provision of this prospectus.

What are my variable investment choices?    Through its Subaccounts, the Separate Account uses your net premium payments to purchase shares, at your direction, in one or more of the Portfolios of the Funds. In turn, each Portfolio holds securities consistent with its own particular investment objective. See “The Separate Account” provision of this prospectus.

What is the Guarantee Account?    We offer fixed investment choices through our Guarantee Account. The Guarantee Account is part of our General Account and pays interest at declared rates we guarantee for selected periods of time. We also guarantee the principal, after any deductions of applicable contract charges. Since the Guarantee Account is part of the General Account, we assume the risk of investment gain or loss on amounts allocated to it.

The Guarantee Account is not part of and does not depend on the investment performance of the Separate Account. You may allocate all or a portion of your net premium payments to the Guarantee Account and you may transfer assets between the Guarantee Account and the Separate Account subject to certain restrictions. The Guarantee Account may not be available in all states. See “The Guarantee Account” and the “Transfers Before the Maturity Date” provisions of this prospectus.

What charges are associated with this contract?    We assess annual charges in the aggregate at an effective annual rate of 1.60% against the daily net asset value of the Separate Account. These charges consist of an administrative expense charge of 0.25% and a mortality and expense risk charge of 1.35%. There is also a $25 annual contract maintenance charge which we will waive if the Contract Value is at least $25,000 at the time the charge is assessed. There is also a charge for the optional riders. For a complete discussion of the charges associated with the contract, see the “Charges and Other Deductions” provision of this prospectus.

If your state assesses a premium tax with respect to your contract, then at the time we incur the tax (or at such other time as we may choose), we will deduct those amounts from premium payments or the Contract Value, as applicable. See the “Charges and Other Deductions” and the “Deductions for Premium Taxes” provisions of this prospectus.

There are expenses associated with the Portfolios. These include management fees and other expenses associated with the daily operation of each Portfolio as well as 12b-1 fees or service share fees, if applicable. See the “Investments of the Separate Account” provision in this prospectus. These Portfolio expenses are more fully described in the prospectus for each Portfolio.

We pay compensation to broker-dealers who sell the contracts. For a discussion of this compensation, see the “Distribution of the Contracts” provision in this prospectus.

How much must I pay, and how often?    Subject to certain minimum and maximum payments, the amount and frequency of your premium payments are flexible. See “The Contract — Premium Payments” provision for more information.

How will my income payments be calculated?    We will pay you a monthly income beginning on the Maturity Date if the Annuitant is still living. You may also decide to annuitize under one of the optional payment plans. We will base your initial payment on the maturity value and other factors. See the “Income Payments” provision for more information.

What happens if I die before the Maturity Date?    Before the Maturity Date, if an owner, joint owner, or Annuitant dies while the contract is in force, we will treat the designated beneficiary as the sole owner of the contract, subject to certain distribution rules. We may pay a death benefit to the designated beneficiary. See the “The Death of Owner and/or Annuitant” provision in this prospectus.

May I transfer assets among Subaccounts and to and from the Guarantee Account?    Yes, but there may be limits on how often you may do so. The minimum transfer amount is currently $100 or the entire balance in the Subaccount if the transfer will leave a balance of less than $100. Transfers from the Guarantee Account to the Subaccounts or to the Guarantee Account from the Subaccounts may be subject to certain restrictions. See “Transfers Before the Maturity Date,” the “Income Payments — Transfers After the Maturity Date” and “The Guarantee Account” provisions in this prospectus for more information.

May I surrender the contract or take a partial surrender?    Yes, subject to contract requirements and to restrictions imposed under certain retirement plans.

When taking a full or partial surrender, you may be subject to income tax and a 10% penalty tax if you are younger than age 59 1/2 at the time of the surrender. A total surrender or a partial surrender may also be subject to tax withholding. See the “Federal Tax Matters” provision. A partial surrender will reduce the death benefit by the proportion that the partial surrender reduces your Contract Value. See the “Death of Owner and/or Annuitant” provision for more information.

Do I get a free look at this contract?    Yes. You have the right to return the contract to us at our Home Office at the address listed on page 1 of this prospectus, and have us cancel the contract within a certain number of days (usually 10 days from the date you receive the contract, but some states require different periods).

If you exercise this right, we will cancel the contract as of the Valuation Day we receive it and send you a refund equal to your Contract Value plus any charges we have deducted from premium payments prior to their allocation to the Separate Account (excluding any charges the Portfolios may have deducted) on or before the Valuation Day we received the returned contract or any other amount as required by applicable law. See the “Return Privilege” provision in this prospectus for more information.

When are my allocations effective?    Within two business days after we receive all the information necessary to process your purchase order, we will allocate your initial premium payment directly to the Guarantee Account and/or the Subaccounts that correspond to the Portfolios you choose.

Condensed Financial Information

The value of an Accumulation Unit is determined on the basis of changes in the per share value of the Portfolios and the assessment of Separate Account charges which may vary from contract to contract. Please refer to the Statement of Additional Information for more information on the calculation of Accumulation Unit values.

Please see Appendix C for this information.

Investment Results

At times, the Separate Account may compare its investment results to various unmanaged indices or other variable annuities in reports to beneficial shareholders, sales literature and advertisements. We will calculate the results on a total return basis for various periods, assuming annual contract charges.

Total returns assume an initial investment of $1,000 and include the reinvestment of dividends and capital gains of the Portfolios, the Portfolios’ charges and expenses (including any 12b-1 fees and/or service share fees), and the charges associated with the contract including the mortality and expense risk charge, the administrative expense charge, the annual contract maintenance charge and the maximum charge for the available death benefit rider options. Premium taxes are not reflected in any of the calculations, but may apply. See “Appendix B” and the Statement of Additional Information for more information.

Financial Statements

The consolidated financial statements of the Company and our subsidiary and the financial statements of the Separate Account are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, call 1-800-352-9910 or write to our Home Office at the address listed on page 1 of this prospectus. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov.

The Company

We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. We principally offer life insurance and annuity contacts. We do business in 49 states and the District of Columbia. Our principal offices are at 6610 West Broad Street, Richmond, Virginia 23230. We are obligated to pay all amounts promised under the contract.

Capital Brokerage Corporation serves as principal underwriter for the contracts and is a broker/dealer registered with the SEC. GNA Corporation directly owns the stock of Capital Brokerage Corporation. GNA Corporation, Capital Brokerage Corporation, GE Financial Assurance Holdings, Inc. and GE Investments Funds, Inc. are affiliates of the Company.

We are a charter member of the Insurance Marketplace Standards Association (“IMSA”). We may use the IMSA membership logo and language in our advertisements, as outlined in IMSA’s Marketing and Graphics Guidelines. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

The Separate Account

We established the Separate Account as a separate investment account on August 19, 1987. The Separate Account may invest in mutual funds, unit investment trusts, managed separate account, and other portfolios. We use the Separate Account to support the contract as well as for other purposes permitted by law.

Currently, there are multiple Subaccounts of the Separate Account available under the contract. Each Subaccount invests exclusively in shares representing an interest in a separate corresponding Portfolio of the Funds.

The assets of the Separate Account belong to us. Nonetheless, we do not charge the assets in the Separate Account attributable to the contracts with liabilities arising out of any other business which we may conduct. The assets of the Separate Account will, however, be available to cover the liabilities of our General Account to the extent that the assets of the Separate Account exceed its liabilities arising under the contracts supported by it. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business we may conduct.

We registered the Separate Account with the SEC as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). The Separate Account meets the definition of a separate account under the Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC. You assume the full investment risk for all amounts you allocate to the Separate Account.

THE PORTFOLIOS

There is a separate Subaccount which corresponds to each Portfolio of a Fund offered in this contract. You decide the Subaccounts to which you allocate net premium payments. You may change your allocation without penalty or charges.

Each Fund is registered with the SEC as an open-end management investment company under the 1940 Act. The assets of each Portfolio are separate from other portfolios of a Fund and each Portfolio has separate investment objectives and policies. As a result, each Portfolio operates as a separate Portfolio and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.

Before choosing a Subaccount to allocate your net premium payments and assets, carefully read the prospectus for each Portfolio, along with this prospectus. We summarize the investment objectives of each Portfolio below. There is no assurance that any Portfolio will meet its objective. We do not guarantee any minimum value for the amounts you allocate to the Separate Account. You bear the investment risk of investing in the Subaccounts.

The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other Portfolio, even if the other Portfolio has the same investment adviser or manager, or if the other Portfolio has a similar name.

VOTING RIGHTS

As required by law, we will vote the shares of the Portfolios held in the Separate Account at special shareholder meetings based on instructions from you. However, if the law changes and we are permitted to vote in our own right, we may elect to do so.

Whenever a Fund calls a shareholders’ meeting, owners with voting interests in a Portfolio will be notified of issues requiring the shareholders’ vote as soon as possible before the shareholder meeting. Each person having a voting interest in the Portfolio will receive proxy voting materials, reports, other materials, and a form with which to give us voting instructions.

We will determine the number of votes which you have the right to cast by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, we will recognize fractional shares.

We will vote Portfolio shares for which no instructions are received (or instructions are not received timely) in the same proportion to those that are received. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the number of votes eligible to be cast.

SUBACCOUNTS	You may allocate premium payments in up to 10 Subaccounts of the Portfolios listed below in addition to the Guarantee Account at any one time.

	Subaccount	Investment Objective	Adviser (and Sub-Adviser(s), as applicable)

AIM VARIABLE INSURANCE FUNDS	AIM V.I. Basic Value Fund — Series II Shares	Seeks long-term growth of capital.	A I M Advisors, Inc.

	AIM V.I. Capital Appreciation Fund — Series I Shares	Seeks growth of capital.	A I M Advisors, Inc.

	AIM V.I. Growth Fund — Series I Shares	Seeks growth of capital.	A I M Advisors, Inc.

	AIM V.I. Premier Equity Fund — Series I Shares	Seeks long-term growth of capital. Income is a secondary objective.	A I M Advisors, Inc.

THE ALGER AMERICAN FUND	Alger American Growth Portfolio	Seeks long-term capital appreciation.	Fred Alger Management, Inc.

	Alger American Small Capitalization Portfolio	Seeks long-term capital appreciation.	Fred Alger Management, Inc.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.	Growth and Income Portfolio — Class B	Seeks reasonable current income and reasonable opportunity for appreciation.	Alliance Capital Management, L.P.

	Premier Growth Portfolio — Class B	Seeks growth of capital.	Alliance Capital Management, L.P.

	Quasar Portfolio — Class B	Seeks growth of capital.	Alliance Capital Management, L.P.

	Technology Portfolio — Class B	Seeks growth of capital.	Alliance Capital Management, L.P.

DREYFUS	Dreyfus Investment Portfolios — Emerging Markets Portfolio —Initial Shares	A non-diversified1 portfolio seeking long-term capital growth.	The Dreyfus Corporation

	The Dreyfus Socially Responsible Growth Fund, Inc. — Initial Shares	Seeks capital growth. Current income is a secondary goal.	The Dreyfus Corporation (sub-adviser, NCM Management Group, Inc.)

EATON VANCE VARIABLE TRUST	VT Floating-Rate Income Fund	Seeks high current income.	Eaton Vance Management

	VT Worldwide Health Sciences Fund	Seeks long-term capital growth.	Eaton Vance Management

FEDERATED INSURANCE SERIES	Federated American Leaders Fund II	Seeks long-term growth of capital. Income is a secondary objective.	Federated Investment Management Company

	Federated High Income Bond Fund II	Seeks high current income by investing in lower-rated corporate debt obligations commonly referred to as “junk bonds.”	Federated Investment Management Company

	Federated International Small Company Fund II	Seeks long-term growth of capital.	Federated Investment Management Company

[1]	A non-diversified portfolio is a portfolio that may hold a larger position in a smaller number of securities than a diversified portfolio. This means that a single security’s increase or decrease in value may have a greater impact on the return and net asset value of a non-diversified portfolio than a diversified portfolio.

	Subaccount	Investment Objective	Adviser (and Sub-Adviser(s), as applicable)

	Federated Kaufmann Fund II — Service Shares	Seeks capital appreciation.	Federated Investment Management Company

	Federated Utility Fund II	Seeks high current income and moderate capital appreciation.	Federated Investment Management Company

FIDELITY VARIABLE INSURANCE PRODUCTS FUND (“VIP”)	VIP Equity-Income Portfolio	Seeks reasonable income and will consider the potential for capital appreciation.	Fidelity Management & Research Company; (subadvised by FMR Co., Inc.)

	VIP Growth Portfolio	Seeks capital appreciation.	Fidelity Management & Research Company; (subadvised by FMR Co., Inc.)

	VIP Overseas Portfolio	Seeks long-term growth of capital.	Fidelity Management & Research Company; (subadvised by FMR Co., Inc.)

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II (“VIP II”)	VIP II Asset ManagerSM Portfolio	Seeks high total return.

Fidelity Management & Research Company (subadvised by Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity Investments Japan Limited and Fidelity Investments Money Management, Inc; FMR Co., Inc.)

	VIP II Contrafund® Portfolio	Seeks long-term capital appreciation.	Fidelity Management & Research Company (subadvised by Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited; FMR Co., Inc.)

FIDELITY VARIABLE INSURANCE PRODUCTS FUND III (“VIP III”)	VIP III Dynamic Capital Appreciation Portfolio — Service Class 2	Seeks capital appreciation.	Fidelity Management & Research Company

	VIP III Growth & Income Portfolio	Seeks high total return.	Fidelity Management & Research Company (subadvised by Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited; FMR Co., Inc.)

	Subaccount	Investment Objective	Adviser (and Sub-Adviser(s), as applicable)

	VIP III Growth Opportunities Portfolio	Seeks capital growth.	Fidelity Management & Research Company (subadvised by Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited; FMR Co., Inc.)

	VIP III Mid Cap Portfolio — Service Class 2	Seeks long-term growth of capital	Fidelity Management & Research Company (subadvised by Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research Far East Inc.)

GE INVESTMENTS FUNDS, INC.	Income Fund	Seeks maximum income.	GE Asset Management Incorporated

	International Equity Fund	Seeks long-term growth of capital.	GE Asset Management Incorporated

	Mid-Cap Value Equity Fund	Seeks long-term growth of capital and future income.	GE Asset Management Incorporated

	Money Market Fund	Seeks a high level of current income.	GE Asset Management Incorporated

	Premier Growth Equity Fund	Seeks long-term growth of capital and future income.	GE Asset Management Incorporated

	Real Estate Securities Fund	Seeks maximum total return through current income and capital appreciation.	GE Asset Management Incorporated (subadvised by Seneca Capital Management, L.L.C.)

	S&P 500® Index Fund1	Seeks growth of capital and accumulation of income.	GE Asset Management Incorporated (subadvised by SSgA Funds Management, Inc.)

	Small-Cap Value Equity Fund	Seeks long-term growth of capital.	GE Asset Management Incorporated (Subadvised by Palisade Capital Management LLC)

	Total Return Fund	Seeks the highest total return, composed of current income and capital appreciation.	GE Asset Management Incorporated

	U.S. Equity Fund	Seeks long-term growth of capital.	GE Asset Management Incorporated

	Value Equity Fund	Seeks long-term growth capital.	GE Asset Management Incorporated

[1]	“Standard & Poor’s,” “S&P,” and “S&P 500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by GE Asset Management Incorporated. The S&P 500® Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation or warranty, express or implied, regarding the advisability of investing in this portfolio or the contract.

	Subaccount	Investment Objective	Adviser (and Sub-Adviser(s), as applicable)

GOLDMAN SACHS VARIABLE INSURANCE TRUST	Goldman Sachs Growth and Income Fund	Seeks long-term growth of capital and growth of income.	Goldman Sachs Asset Management

	Goldman Sachs Mid Cap Value Fund	Seeks long-term capital appreciation.	Goldman Sachs Asset Management

GREENWICH STREET SERIES FUND	Salomon Brothers Variable All Cap Value Fund — Class II	Seeks long-term growth of capital.	Salomon Brothers Asset Management Inc.

	Salomon Brothers Variable Emerging Growth Fund — Class II	Seeks capital appreciation.	Salomon Brothers Asset Management Inc.

JANUS ASPEN SERIES	Aggressive Growth Portfolio	A non-diversified[1] portfolio that seeks long-term growth of capital.	Janus Capital Management LLC

	Balanced Portfolio	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Capital Management LLC

	Capital Appreciation Portfolio	A non-diversified[1] portfolio that seeks long-term growth of capital.	Janus Capital Management LLC

	Flexible Income Portfolio	Seeks maximum total return, consistent with preservation of capital.	Janus Capital Management LLC

	Global Life Sciences Portfolio — Service Shares	A non-diversified[1] portfolio that seeks long-term growth of capital.	Janus Capital Management LLC

	Global Technology Portfolio — Service Shares	A non-diversified[1] portfolio that seeks long-term growth of capital.	Janus Capital Management LLC

	Growth Portfolio	Seeks long-term growth of capital in a manner consistent with the preservation of capital.	Janus Capital Management LLC

	International Growth Portfolio	Seeks long-term growth of capital.	Janus Capital Management LLC

	Worldwide Growth Portfolio	Seeks long-term growth of capital in a manner consistent with the preservation of capital.	Janus Capital Management LLC

MFS® VARIABLE INSURANCE TRUST	MFS® Investors Growth Stock Series — Service Class Shares	Seeks long-term growth of capital and future income rather than current income.	Massachusetts Financial Services Company (“MFS® ”)

	MFS® Investors Trust Series — Service Class Shares	Seeks long-term growth of capital and secondarily to provide reasonable current income.	Massachusetts Financial Services Company (“MFS® ”)

	MFS® New Discovery Series — Service Class Shares	Seeks capital appreciation.	Massachusetts Financial Services Company (“MFS® ”)

	MFS® Utilities Series — Service Class Shares	Seeks capital growth and current income.	Massachusetts Financial Services Company (“MFS® ”)

[1]	A non-diversified portfolio is a portfolio that may hold a larger position in a smaller number of securities than a diversified portfolio. This means that a single security’s increase or decrease in value may have a greater impact on the return and net asset value of a non-diversified portfolio than a diversified portfolio.

	Subaccount	Investment Objective	Adviser (and Sub-Adviser(s), as applicable)

NATIONS SEPARATE ACCOUNT TRUST	Nations Marsico Growth Portfolio	Seeks long-term growth of capital.	Banc of America Advisors, LLC

	Nations Marsico International Opportunities Portfolio	Seeks long-term growth of capital.	Banc of America Advisors, LLC

OPPENHEIMER VARIABLE ACCOUNT FUNDS	Oppenheimer Aggressive Growth Fund/VA	Seeks capital appreciation.	OppenheimerFunds, Inc.

	Oppenheimer Bond Fund/VA	Seeks a high level of current income and capital appreciation when consistent with its primary objective of high income.	OppenheimerFunds, Inc.

	Oppenheimer Capital Appreciation Fund/VA	Seeks capital appreciation.	OppenheimerFunds, Inc.

	Oppenheimer Global Securities Fund/VA —Service Shares	Seeks long-term capital appreciation.	OppenheimerFunds, Inc.

	Oppenheimer High Income Fund/VA	Seeks high current income from investing in lower-rated debt securities or “junk bonds.”	OppenheimerFunds, Inc.

	Oppenheimer Main Street Growth & Income Fund/VA — Service Shares	Seeks total return.	OppenheimerFunds, Inc.

	Oppenheimer Main Street Small Cap Fund/VA — Service Shares	Seeks capital appreciation.	OppenheimerFunds, Inc.

	Oppenheimer Multiple Strategies Fund/VA	Seeks total investment return (which includes current income and capital appreciation in the values of its shares).	OppenheimerFunds, Inc.

PIMCO VARIABLE INSURANCE TRUST	Foreign Bond Portfolio —Administrative Class Shares	A non-diversified1 portfolio that seeks to maximize total return.	Pacific Investment Management Company LLC

	High Yield Portfolio —Administrative Class Shares	Seeks to maximize total return by primarily investing in “junk bonds.”	Pacific Investment Management Company LLC

	Long-Term U.S. Government Portfolio —Administrative Class Shares	Seeks to maximize total return.	Pacific Investment Management Company LLC

	Total Return Portfolio — Administrative Class Shares	Seeks to maximize total return.	Pacific Investment Management Company LLC

THE PRUDENTIAL SERIES FUND, INC.	Jennison Portfolio —Class II	Seeks long-term growth of capital.	Prudential Investments L.L.C.

	Jennison 20/20 Focus Portfolio — Class II	Seeks long-term growth of capital.	Prudential Investments L.L.C.

1	A non-diversified portfolio is a portfolio that may hold a larger position in a smaller number of securities than a diversified Portfolio. This means that a single security’s increase or decrease in value may have a greater impact on the return and net asset value of a non-diversified portfolio than a diversified portfolio.

	Subaccount	Investment Objective	Adviser (and Sub-Adviser(s), as applicable)

RYDEX VARIABLE TRUST	OTC Fund[2]

A non-diversified1 portfolio that seeks to provide investment results that correspond to a benchmark for over-the-counter securities by investing primarily in securities of companies included in NASDAQ 100 Index™.

Rydex Global Advisors

SALOMON BROTHERS VARIABLE SERIES FUND INC	Investors Fund	Seeks long-term growth of capital. Income is a secondary objective.	Salomon Brothers Asset Management Inc

	Strategic Bond Fund	Seeks a high level of current income by investing in lower-rated fixed-income securities commonly known as “junk bonds.” Capital appreciation is a secondary objective.	Salomon Brothers Asset Management Inc

	Total Return Fund	Seeks above-average income.	Salomon Brothers Asset Management Inc

1	A non-diversified portfolio is a portfolio that may hold a larger position in a smaller number of securities than a diversified Portfolio. This means that a single security’s increase or decrease in value may have a greater impact on the return and net asset value of a non-diversified portfolio than a diversified portfolio.
[2]	The NASDAQ 100 Index™ is an unmanaged index that is a widely recognized indicator of OTC Market performance.

	Subaccount	Investment Objective	Adviser (and Sub-Adviser(s), as applicable)

VAN KAMPEN LIFE INVESTMENT TRUST	Comstock Portfolio — Class II Shares	Seeks capital growth and income.	Van Kampen Asset Management Inc.

	Emerging Growth Portfolio — Class II Shares	Seeks capital appreciation.	Van Kampen Asset Management Inc.

Not all of these Portfolios may be available in all states or in all markets.

We will purchase shares of the Portfolios at net asset value and direct them to the appropriate Subaccounts. We will redeem sufficient shares of the appropriate Portfolios at net asset value to pay death benefits and surrender or partial surrender proceeds, to make income payments, or for other purposes described in the contract. We automatically reinvest all dividend and capital gain distributions of the Portfolios in shares of the distributing Portfolios at their net asset value on the date of distribution. In other words, we do not pay Portfolio dividends or Portfolio distributions out to owners as additional units, but instead reflect them in unit values.

Shares of the Portfolios are not sold directly to the general public. They are sold to us, and they may also be sold to other insurance companies that issue variable annuity and variable life insurance policies. In addition, they may be sold to retirement plans.

When a Fund sells shares in any of its Portfolios both to variable annuity and to variable life insurance separate accounts, it engages in mixed funding. When a Fund sells shares in any of its Portfolios to separate accounts of unaffiliated life insurance companies, it engages in shared funding.

Each Fund may engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various shareholders participating in a Fund could conflict. A Fund’s Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the prospectuses for the Portfolios for additional information.

We have entered into agreements with either the investment adviser or distributor of each of the Funds under which the adviser or distributor may pay us a fee ordinarily based upon a percentage of the average aggregate amount we have invested on behalf of the Separate Account and other separate accounts. These percentages differ, and some investment advisers or distributors pay us a greater percentage than other advisers or distributors. These agreements reflect administrative services we provide. The amounts we receive under these agreements may be significant.

We may also receive service share fees from certain of the Portfolios. These fees are deducted from Portfolio assets attributable to the contracts, and are for the administrative services we provide to those Portfolios. In addition, our affiliate, Capital Brokerage Corporation, the principal underwriter for the contracts, may receive 12b-1 fees deducted from certain Portfolio assets attributable to the contracts for providing distribution and shareholder support services to some of the Portfolios. Because service share fees and 12b-1 fees are paid out of Portfolio assets on an ongoing basis, over time they will increase the cost of an investment in Portfolio shares.

CHANGES TO THE SEPARATE ACCOUNT AND THE SUBACCOUNTS

We reserve the right, within the law, to make additions, deletions and substitutions for the Portfolios of the Funds. We may substitute shares of other portfolios for shares already purchased, or to be purchased in the future, under the contract. This substitution might occur if shares of a Portfolio should no longer be available, or if investment in any Portfolio’s shares should become inappropriate, in the judgment of our management, for the purposes of the contract. In addition, the new Portfolios may have higher fees and charges than the ones they replaced. No substitution or deletion will be made without prior notice to you and before approval of the SEC, in accordance with the 1940 Act.

We also reserve the right to establish additional Subaccounts, each of which would invest in a separate Portfolio of a Fund, or in shares of another investment company, with a specified investment objective. We may also eliminate one or more Subaccounts if, in our sole discretion, marketing, tax, or investment conditions warrant. We will not eliminate a Subaccount without prior notice to you and before approval of the SEC. Not all Subaccounts may be available to all classes of contracts.

If permitted by law, we may deregister the Separate Account under the 1940 Act in the event registration is no longer required, manage the Separate Account under the direction of a committee, or combine the Separate Account with our other separate accounts. Further, to the extent permitted by applicable law, we may transfer the assets of the Separate Account to another separate account.

The Guarantee Account

Amounts in the Guarantee Account are held in, and are part of, our General Account. The General Account consists of our assets other than those allocated to this and other Separate Accounts. Subject to statutory authority, we have sole discretion over the investment of assets of the General Account. The assets of the General Account are chargeable with liabilities arising out of any business we may conduct.

Due to certain exemptive and exclusionary provisions, of the Federal securities laws, we have not registered interests in the Guarantee Account under the Securities Act of 1933 (the “1933 Act”), and we have not registered either the Guarantee Account or our General Account as an investment company under the 1940 Act. Accordingly, neither the interests in the Guarantee Account nor our General Account are generally subject to regulation under the 1933 Act and the 1940 Act. Disclosures relating to the interests in the Guarantee Account and the General Account, may however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy of statements made in a registration statement. The Guarantee Account may not be available in all states or markets.

You may allocate some or all of your net premium payments and transfer some or all of your assets to the Guarantee Account. We credit the portion of the assets allocated to the Guarantee Account with interest (as described below). Assets in the Guarantee Account are subject to some, but not all, of the charges we assess in connection with your contract. See the “Charges and Other Deductions” provision.

Each time you allocate net premium payments or transfer assets to the Guarantee Account, we establish an interest rate guarantee period. For each interest rate guarantee period, we guarantee an interest rate for a specified period of time. At the end of an interest rate guarantee period, a new interest rate will become effective, and a new interest rate guarantee period will commence for the remaining portion of that particular allocation.

We determine interest rates at our sole discretion. The determination made will be influenced by, but not necessarily correspond to, interest rates available on fixed income investments which we may acquire with the amounts we receive as premium payments or transfers of assets under the contracts. You will have no direct or indirect interest in these investments. We also will consider other factors in determining interest rates for a guarantee period including, but not limited to, regulatory and tax requirements, sales commissions, and administrative expenses borne by us, general economic trends, and competitive factors. Amounts you allocate to the Guarantee Account will not share in the investment performance of our General Account. We cannot predict or guarantee the level of interest rates in future guarantee periods.

However, the interest rates for any interest rate guarantee period will be at least the guaranteed interest rate shown in your contract.

We will notify you in writing at least 10 days before the expiration date of any interest rate guarantee period about the then currently available interest rate guarantee periods and the guaranteed interest rates applicable to such interest rate guarantee periods. A new one year guarantee period will commence automatically unless we receive written notice prior to the end of the 30 day period following the expiration of the interest rate guarantee period (“30 day window”) of your election of a different interest rate guarantee period from among those being offered by us at that time, or instructions to transfer all or a portion of the remaining amount to one or more Subaccounts subject to certain restrictions. See the “Transfers Before the Maturity Date” provision for more information. During the 30 day window, the allocation will accrue interest at the new guarantee period’s interest rate.

To the extent permitted by law, we reserve the right at any time to offer interest rate guarantee periods that differ from those available when we issued the contract, and to credit a higher rate of interest on premium payments allocated to the Guarantee Account participating in a Dollar Cost Averaging program than would otherwise be credited if not participating in a Dollar Cost Averaging program. (See the “Dollar Cost Averaging” provision). Such a program may not be available to all contracts. We also reserve the right, at any time, to stop accepting premium payments or transfers of assets to a particular interest rate guarantee period. Since the specific interest rate guarantee periods available may change periodically, please contact our Home Office to determine the interest rate guarantee periods currently being offered.

Charges and Other Deductions

We sell the contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We pay commissions to the broker-dealers for selling the contracts. We intend to recover commissions, marketing, administrative and costs of contract benefits through fees and charges imposed under the contracts. See the “Distribution of the Contracts” provision for more information.

All of the charges described in this section apply to assets allocated to the Separate Account. Assets in the Guarantee Account are subject to all of the charges described in this section except for the mortality and expense risk charge and the administrative expense charge.

We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder. Our administrative services include:

•	processing applications for and issuing the contracts;

•	maintaining records;

•	administering annuity payouts;

•	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);

•	reconciling and depositing cash receipts;

•	providing contract confirmations and periodic statements;

•	providing toll-free inquiry services; and

•	furnishing telephone and internet transaction services.

The risks we assume include:

•	the risk that the death benefit will be greater than the Surrender Value;

•	the risk that the actual life-span of persons receiving income payments under contract guarantees will exceed the assumptions reflected in our guaranteed rates (these rates are incorporated in the contract and cannot be changed); and

•	the risk that our costs in providing the services will exceed our revenues from contract charges (which cannot be changed by us).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. We may also realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

DEDUCTIONS FROM THE SEPARATE ACCOUNT

We deduct from the Separate Account an amount, computed daily, equal to an annual rate of 1.60% of the daily net assets of the Separate Account. The charge consists of an administrative expense charge at an effective annual rate of 0.25% and a mortality and expense risk charge at an effective annual rate of 1.35%. These deductions from the Separate Account are reflected in your Contract Value.

OTHER CHARGES

CONTRACT MAINTENANCE CHARGE

We will deduct an annual charge of $25 from your Contract Value to compensate us for certain administrative expenses incurred in connection with the contract. We will deduct the charge at each contract anniversary and at full surrender. We will waive this charge if your Contract Value at the time of deduction is at least $25,000.

We will allocate the annual contract maintenance charge among the Subaccounts in the same proportion that your assets in each Subaccount bear to your total assets in the Separate Account at the time the charge is taken. If there are insufficient assets allocated to the Separate Account, we will deduct any remaining portion of the charge from the Guarantee Account proportionally from all assets in the Guarantee Account.

For contracts issued on or after the later of May 1, 2003 or the date on which state insurance authorities approve the applicable contract modifications, the following provisions apply:

CHARGE FOR THE ANNUAL STEP-UP DEATH BENEFIT RIDER OPTION

We charge you for expenses related to the Annual Step-Up Death Benefit Rider Option. We deduct this charge against your assets in the Separate Account at each contract anniversary and at surrender to compensate us for the increased risks and expenses associated with providing this death benefit rider. We will allocate the charge for the Annual Step-Up Death Benefit Rider Option among the Subaccounts in the same proportion that the assets in each Subaccount bear to your total assets in the Separate Account at the time we take the charge. If your assets in the Separate Account are not sufficient to cover the charge, we will deduct the charge first from the assets in the Separate Account, if any, and then from the Guarantee Account (from the amounts that have been in the Guarantee Account for the longest period of time). At surrender, we will charge you a pro-rata portion of the annual charge. The charge for the

Annual Step-Up Death Benefit Rider Option is an annual rate of 0.20% of the Contract Value at the time of the deduction.

CHARGE FOR THE 5% ROLLUP DEATH BENEFIT RIDER OPTION

We charge you for expenses related to the 5% Rollup Death Benefit Rider Option. We deduct this charge against your assets in the Separate Account at each contract anniversary and at surrender to compensate us for the increased risks and expenses associated with providing this death benefit rider. We will allocate the charge for the 5% Rollup Death Benefit Rider Option among the Subaccounts in the same proportion that the assets in each Subaccount bear to your total assets in the Separate Account at the time we take the charge. If your assets in the Separate Account are not sufficient to cover the charge, we will deduct the charge first from the assets in the Separate Account, if any, and then from the Guarantee Account (from the amounts that have been in the Guarantee Account for the longest period of time). At surrender, we will charge you a pro-rata portion of the annual charge. The charge for the 5% Rollup Death Benefit Rider Option is an annual rate of 0.30% of the Contract Value at the time of the deduction.

CHARGE FOR THE EARNINGS PROTECTOR DEATH BENEFIT RIDER OPTION

We charge you for expenses related to the Earnings Protector Death Benefit Rider Option. We deduct this charge against the assets in the Separate Account on each contract anniversary and at surrender to compensate us for the increased risks and expenses associated with providing this death benefit rider. We will allocate the charge for the Earnings Protector Death Benefit Rider Option among the Subaccounts in the same proportion that the assets in each Subaccount bear to the total assets in the Separate Account at the time we take the charge. If the assets in the Separate Account are not sufficient to cover the charge, we will deduct the charge first from the assets in the Separate Account, if any, and then from the assets in the Guarantee Account (from the amounts that have been in the Guarantee Account for the longest period of time). At surrender we will charge you a pro-rata portion of the annual charge. The charge for the Earnings Protector Death Benefit Rider Option is 0.30% of the Contract Value at the time of the deduction.

CHARGE FOR GREATEST OF ANNUAL STEP-UP, 5% ROLLUP AND EARNINGS PROTECTOR DEATH BENEFIT RIDER OPTION

We charge you for expenses related to the Greatest of Annual Step-Up, 5% Rollup and Earnings Protector Death Benefit Rider Option. We deduct this charge against your assets in the Separate Account at each contract anniversary and at surrender to compensate us for the increased risks and expenses associated with providing this death benefit rider. We will allocate the charge for the Greatest of Annual Step-Up, 5% Rollup and Earnings Protector Death Benefit Rider option among the Subaccounts in the same proportion that the assets in each Subaccount bear to your total assets in the Separate Account at the time we take the charge. If your assets in the Separate Account are not sufficient to cover the charge, we will deduct the charge first from the assets in the Separate Account, if any, and then from the Guarantee Account (from the amounts that have been in the Guarantee Account for the longest period of time). At surrender, we will charge you a pro-rata portion of the annual charge. The charge for the Greatest of Annual Step-Up, 5% Rollup and Earnings Protector Death Benefit Rider Option is an annual rate of 0.70% of the Contract Value at the time of the deduction.

For contracts issued prior to May 1, 2003 or prior to the date on which state insurance authorities approve applicable contract modifications, the following provision applies:

CHARGE FOR OPTIONAL ENHANCED DEATH BENEFIT

We charge you for expenses related to the Optional Enhanced Death Benefit. At the beginning of each Contract Year after the first, we deduct a charge against the average of:

(1)    the Contract Value at the beginning of the previous Contract Year; and

(2)    the Contract Value at the end of the previous Contract Year.

At surrender, a charge is made against the average of:

(1)    the Contract Value at the beginning of the current Contract Year; and

(2)    the Contract Value at surrender.

The charge at surrender will be a pro rata portion of the annual charge.

We currently charge an annual rate of 0.20% of the average Contract Value as described above. However, we guarantee that this charge will never exceed an annual rate of 0.35% of the average prior contract year’s Contract Value, as described above. (The rate that applies to your contract will be fixed at issue.) We will allocate the annual charge among the Subaccounts in the same proportion that the assets in each Subaccount bear to the total value in all Subaccounts at the time we take the charge. If there are not sufficient assets in the Subaccounts to cover the charge, we will deduct the charge first from the assets in the Subaccounts, if any, and then from the Guarantee Account. Deductions from the Guarantee Account will be taken first from the amounts (including any interest earned) that have been in the Guarantee Account for the longest period of time.

DEDUCTIONS FOR PREMIUM TAXES

We will deduct charges for any premium tax or other tax levied by any governmental entity from premium payments or Contract Value when the premium tax is incurred or when we pay proceeds under the contract (proceeds include surrenders, partial surrenders, income payments and death benefit payments).

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax generally ranges from 0.0% to 3.5%.

OTHER CHARGES AND DEDUCTIONS	Each Portfolio incurs certain fees and expenses. To pay for these expenses, the Portfolio makes deductions from its assets. The deductions are described more fully in each Portfolio’s prospectus.

In addition, we reserve the right to impose a transfer charge of up to $10 per transfer. This charge is at our cost with no profit to us.

The Contract

The contract is an individual flexible premium variable deferred annuity contract. Your rights and benefits are described below and in the contract. There may be differences in your contract (such as differences in fees, charges and benefits) because of requirements of the state where we issued your contract. We will include any such differences in your contract.

PURCHASE OF THE CONTRACT

If you wish to purchase a contract, you must apply for it through one of our authorized sales representatives. The sales representative will send your completed application to us, and we will decide whether to accept or reject it. If we accept your application, our legally authorized officers prepare and execute a contract. We then send the contract to you through your sales representative. See the “Distribution of the Contracts” provision for more information.

If we receive a completed application and all other information necessary for processing a purchase order, we will apply an initial premium payment no later than two business days after we receive the order. While attempting to finish an incomplete application, we may hold the initial premium payment for no more than five business days. If the incomplete application cannot be completed within five days, we will inform you of the reasons, and will return your premium payment immediately, (unless you specifically authorize us to keep it until the application is complete). Once you complete your application, we must apply the initial premium payment within two business days. We apply any additional premium payments as of the Valuation Day we receive them.

To apply for a contract, you must be of legal age in a state where we may lawfully sell the contracts and also be eligible to participate in any of the qualified or non-qualified retirement plans for which we designed the contracts (if you choose to purchase through a qualified plan). The Annuitant cannot be older than age 85, unless we approve a different age.

This contract may be used with certain tax qualified retirement plans. The contract includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit; the purchase of this contract does not provide additional tax deferral benefits beyond those provided in the qualified retirement plan. Accordingly, if you are purchasing this contract as a qualified contract, you should consider purchasing this contract for its death benefit, income benefits, and other non-tax-related benefits. Please consult a tax adviser for information specific to your circumstances in order to determine whether this contract is an appropriate investment for you.

Purchasing the contract through a tax-free “Section 1035” exchange.    Section 1035 of the Code generally permits you to exchange one annuity contract for another in a “tax-free exchange.” Therefore, you can use the proceeds from another annuity contract to make premium payments for this contract. Before making an exchange to acquire this contract, you should carefully compare this contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this contract. The fees and charges under this contract may be higher (or lower), and the benefits may be different, than those of your current contract. In addition, you may have to pay federal income and penalty taxes on the exchange if it does not qualify for Section 1035 treatment. You should not exchange another contract for this contract unless you determine, after evaluating all of the facts, that the exchange is in your best interest. Please note that the person who sells you this contract generally will earn a commission.

OWNERSHIP

As owner, you have all rights under the contract, subject to the rights of any irrevocable beneficiary. Two persons may apply for a contract as joint owners. Joint owners have equal undivided interests in their contract. That means that each may exercise any ownership rights on behalf of the other except ownership changes. Joint owners also have the right of survivorship. This means if a joint owner dies, his or her interest in the contract passes to the surviving owner. You must have our approval to add a joint owner after we issue the contract. We may require additional information, if joint ownership is requested after the contract is issued.

During the Annuitant’s life, you can change any non-natural owner to another non-natural owner.

Before the Maturity Date, you may change:

•	your Maturity Date

•	your optional payment plan;

•	the allocation of your investments among the Subaccounts and/or the Guarantee Account; and

•	the owner, joint owner, primary beneficiary, contingent beneficiary, and contingent Annuitant upon written notice to the Home Office, provided the Annuitant is living at the time of the request. If you change a beneficiary, your plan selection will no longer be in effect unless you request that it continue.

We must receive your request for a change in a form satisfactory to us. The change will take effect as of the date you sign the request. The change will be subject to any payment made before we recorded the change.

ASSIGNMENT

An owner of a Non-Qualified Contract may assign some or all of his or her rights under the contract. However, an assignment may terminate certain death benefits provided by rider option. An assignment must occur before the Maturity Date and while the Annuitant is still living. Once proper notice of the assignment is recorded by our Home Office, the assignment will become effective as of the date the written request was signed.

IRAs and Tax Sheltered Annuity Contracts may not be assigned, pledged or otherwise transferred except where allowed by law.

We are not responsible for the validity or tax consequences of any assignment. We are not liable for any payment or settlement made before the assignment is recorded. Assignments will not be recorded until our Home Office receives sufficient direction from the owner and the assignee regarding the proper allocation of contract rights.

Amounts pledged or assigned will be treated as distributions and will be included in gross income to the extent that the cash value exceeds the investment in the contract for the taxable year in which it was pledged or assigned. Amounts assigned may be subject to a tax penalty equal to 10% of the amount included in gross income.

Assignment of the entire Contract Value may cause the portion of the contract exceeding the total investment in the contract and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect.

PREMIUM PAYMENTS

You may make premium payments to us at any frequency and in the amount you select, subject to certain restrictions. You must obtain our prior approval before you make total premium payments for an Annuitant age 79 or younger that exceed $2,000,000. If the Annuitant is age 80 or older at the time of payment, the total amount not subject to prior approval is $1,000,000. Payments may be made at any time prior the Maturity Date, the surrender of the contract, or the death of the owner (or joint owner, if applicable), whichever comes first. We reserve the right to refuse to accept a premium payment for any lawful reason and in a manner that does not unfairly discriminate against similarly situated purchasers.

The minimum initial premium payment is $25,000. We may accept a lower initial premium payment in the case of certain group sales. Each additional premium payment must be at least $1,000 for Non-Qualified Contracts ($200 if paid by electronic fund transfers), $50 for IRA Contracts, and $100 for other Qualified Contracts. If a Non-Qualified Contract is being used to fund another deferred annuity pursuant to a Cross Funded Annuity program, the minimum additional premium payment is $100. See the ‘‘Annuity Cross Funding Program’’ provision.

VALUATION DAY AND VALUATION PERIOD

We will value Accumulation and Annuity Units once daily at the close of regular trading (currently 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open except for days on which a Portfolio does not value its shares. If a Valuation Period contains more than one day, the unit values will be the same for each day in the Valuation Period.

ALLOCATION OF PREMIUM PAYMENTS

We place net premium payments into the Subaccounts, each of which invests in shares of a corresponding Portfolio and/or the Guarantee Account, according to your instructions. You may allocate premium payments to up to 10 Subaccounts plus the Guarantee Account at any one time. The percentage of any premium payment which you can put into any one Subaccount or guarantee period must equal a whole percentage.

Upon allocation to the appropriate Subaccounts, we convert net premium payments into Accumulation Units. We determine the number of Accumulation Units credited by dividing the amount allocated to each Subaccount by the value of an Accumulation Unit for that Subaccount on the Valuation Day on which we receive any additional premium payment at our Home Office. The number of Accumulation Units determined in this way is not changed by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the Portfolio’s investments perform, but also upon the expenses of the Separate Account and the Portfolios.

You may change the allocation of subsequent premium payments at any time, without charge, by sending us acceptable notice in writing or over the phone. The new allocation will apply to any new premium payments made after we receive notice of the change.

VALUATION OF ACCUMULATION UNITS

Partial surrenders, surrenders and payment of a death benefit all result in the cancellation of an appropriate number of Accumulation Units. We cancel Accumulation Units as of the end of the Valuation Period in which we receive notice or instructions with regard to the partial surrender, surrender or payment of a death benefit. We value Accumulation Units for each Subaccount separately. The Accumulation Unit value at the end of every Valuation Day equals the Accumulation Unit value at the end of the preceding Valuation Day multiplied by the net investment factor (described below). We arbitrarily set the Accumulation Unit value at the inception of the Subaccount at $10.00. On any Valuation Day, we determine your Subaccount value by multiplying the number of Accumulation Units attributable to your contract by the Accumulation Unit value for that day.

The net investment factor is an index used to measure the investment performance of a Subaccount from one Valuation Period to the next. The net investment factor for any

Subaccount for any Valuation Period reflects the change in the net asset value per share of the Portfolio held in the Subaccount from one Valuation Period to the next, adjusted for the daily deduction of the administrative expense and mortality and expense risk charges from assets in the Subaccount. If any “ex-dividend” date occurs during the Valuation Period, we take into account the per share amount of any dividend or capital gain distribution so that the unit value is not impacted. Also, if we need to reserve money for taxes, we take into account a per share charge or credit for any taxes reserved for which we determine to have resulted from the operations of the Subaccount.

The value of an Accumulation Unit may increase or decrease based on the net investment factor. Changes in the net investment factor may not be directly proportional to changes in the net asset value of the Portfolio because of the deduction of Separate Account charges. Though the number of Accumulation Units will not change as a result of investment experience, the value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period.

Transfers

TRANSFERS BEFORE THE MATURITY DATE

You may transfer all or a portion of your assets between and among the Subaccounts of the Separate Account and the Guarantee Account on any Valuation Day prior to the Maturity Date, subject to certain conditions. You may not, however, transfer assets in the Guarantee Account from one interest rate guarantee period to another interest rate guarantee period. We process transfers among the Subaccounts and between the Subaccounts and the Guarantee Account as of the end of the Valuation Period that we receive the transfer request in good order at our Home Office. There may be limitations placed on multiple transfer requests made at different times during the same Valuation Period involving the same Subaccounts or the Guarantee Account. We may postpone transfers to, from or among the Subaccounts and/or the Guarantee Account under certain circumstances. See the “Requesting Payments” provision.

TRANSFERS FROM THE GUARANTEE ACCOUNT TO THE SUBACCOUNTS

We may limit and/or restrict transfers from the Guarantee Account to the Subaccounts. For any allocation from the Guarantee Account to the Subaccounts, the limited amount will not be less than any accrued interest on that allocation plus 25% of the original amount of that allocation. Unless you are participating in a Dollar Cost Averaging program (see the “Dollar Cost Averaging” provision) you may make such transfers only during the 30-day period beginning with the end of the preceding interest rate guarantee period applicable to that particular allocation. We also may limit the amount that you may transfer to the Subaccounts.

TRANSFERS FROM THE SUBACCOUNTS TO THE GUARANTEE ACCOUNT

We may also restrict certain transfers from the Subaccounts to the Guarantee Account. We reserve the right to prohibit or limit transfers from a Subaccount to the Guarantee Account during the six-month period following the transfer of any amount from the Guarantee Account to any Subaccount.

TRANSFERS AMONG THE SUBACCOUNTS

You may submit 12 Subaccount transfers each calendar year by U.S. Mail, voice response, internet, telephone or facsimile. Once such 12 Subaccount transfers have been executed a letter will be sent to you notifying you that you may submit additional transfers only in writing by U.S. Mail. Transfer requests sent by same day mail, courier service, internet, telephone or facsimile will not be accepted. If you wish to cancel a written Subaccount transfer, you must also cancel it in writing by U.S. Mail or by overnight delivery service. We will process the cancellation request as of the Valuation Day the cancellation request is received at our Home Office. The restrictions listed above do not apply to any transfers made among the Subaccounts pursuant to a Dollar Cost Averaging program or Portfolio Rebalancing program.

Currently, we do not charge for transfers. However, we reserve the right to assess a charge of up to $10 per transfer. The minimum transfer amount is $100 or the entire balance in the Subaccount or interest rate guarantee period if the transfer will leave a balance of less than $100.

Sometimes, we may not honor your transfer request. We may not honor your transfer request if:

(1)	any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of the Portfolio in which the Subaccount invests;

(2)	the transfer is a result of more than one trade involving the same Subaccount within a 30 day period; or

(3)	the transfer would adversely affect Accumulation Unit values.

We also may not honor transfers made by third parties (see the “Transfers by Third Parties” provision).

If your transfer request is not processed, you will be sent a letter notifying you that your transfer request was not honored. If we do not honor your transfer request, we will not count that request as a transfer for purposes of the 12 transfers allowed each calendar year as described in the previous section. If you still wish to transfer assets to a specified Subaccount, you must contact our Home Office in accordance with the first paragraph of this section.

When thinking about a transfer of assets, you should consider the inherent risks involved. Frequent transfers based on short-term expectations may increase the risk that you will make a transfer at an inopportune time.

TELEPHONE/ INTERNET TRANSACTIONS

You may make your first 12 transfers among the Subaccounts or between the Subaccounts and the Guarantee Account by calling or electronically contacting us provided we receive written authorization from you at our Home Office to execute such transactions prior to your request. Transactions that can be conducted over the telephone and internet include, but are not limited to:

(1)	the first 12 transfers of assets among the Subaccounts or between the Subaccounts and the Guarantee Account in any calendar year (this includes any changes in premium payment allocations when such changes include a transfer of assets);

(2)	Dollar Cost Averaging; and

(3)	Portfolio Rebalancing.

We will employ reasonable procedures to confirm that instructions we receive are genuine. Such procedures may include, among others:

(1)	requiring you or a third party to provide some form of personal identification before we act on the telephone/internet instructions;

(2)	confirming the telephone/internet transaction in writing to you or a third party you authorized; and/or

(3)	tape recording telephone instructions or retaining a record of your electronic request.

We reserve the right to limit or prohibit telephone and internet transactions.

We may delay making a payment or processing a transfer request if:

(1)	the disposal or valuation of the Separate Account’s assets is not reasonably practicable because the New York Stock Exchange is closed;

(2)	on nationally recognized holidays, trading is restricted by the New York Stock Exchange;

(3)	an emergency exists making the disposal or valuation of securities held in the Separate Account impracticable; or

(4)	the SEC by order permits postponement to protect our owners.

Rules and regulations of the SEC will govern as to when the conditions described in (3) and (4) above exist. If we are closed on days when the New York Stock Exchange is open, Contract Value may be affected since owners will not have access to their account.

CONFIRMATION OF TRANSACTIONS

We will not be liable for following instructions that we reasonably determine to be genuine. We will send you a confirmation of any transfer we process. You are responsible for verifying transfer confirmations and notifying us of any errors within 30 days of receiving the confirmation statement.

SPECIAL NOTE ON RELIABILITY

Please note that the internet or our telephone system may not always be available. Any computer or telephone system, whether it is yours, your internet service provider’s, or your registered representative’s, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by writing our Home Office.

TRANSFERS BY THIRD PARTIES

As a general rule and as a convenience to you, we allow you to give third parties the right to conduct transfers on your behalf. However, when the same third party possesses this ability on behalf of many owners, the result can be simultaneous transfers involving large amounts of assets. Such transfers can disrupt the orderly management of the Portfolios underlying the contract, can result in higher costs to owners, and are generally not compatible with the long-range goals of owners. We believe that such simultaneous transfers effected by such third parties are not in the best interests of all beneficial shareholders of the Portfolios, and the management of the Portfolios share this position.

Therefore, to the extent necessary to reduce the adverse effects of simultaneous transfers made by third parties who make transfers on behalf of multiple owners, we may not honor such transfers. Also, we will institute procedures to assure that the transfer requests that we receive have, in fact, been made by the owners in whose names they are submitted. These procedures will not, however, prevent owners from making their own transfer requests.

DOLLAR COST AVERAGING

Dollar Cost Averaging permits you to systematically transfer on a monthly or quarterly basis a set dollar amount from the Subaccount investing in the GE Investments Funds, Inc. — Money Market Fund and/or the Guarantee Account to any combination of other Subaccounts (as long as the total number of Subaccounts used does not exceed the maximum number allowed under the contract). The Dollar Cost Averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase Accumulation Units when their value is low as well as when it is high. Dollar Cost Averaging does not assure a profit or protect against a loss.

You may participate in the Dollar Cost Averaging program by:

(1)	electing it on your application;

(2)	contacting an authorized sales representative; or

(3)	by contacting us at 1-800-352-9910.

You must complete the Dollar Cost Averaging agreement prior to participating in the program. To use the program, you must transfer at least $100 from the Subaccount investing in the GE Investments Funds, Inc. — Money Market Fund and/or interest rate guarantee period with each transfer.

The Dollar Cost Averaging program will begin 30 days after we receive your instructions and any necessary premium payment unless we allow an earlier date. We will discontinue your participation in the Dollar Cost Averaging program:

•	on the business day we receive your request to discontinue the program in writing or by telephone (assuming we have your telephone authorization form on file); or

•	when the assets in the Subaccount investing in the GE Investments Funds, Inc. — Money Market Fund and/or interest rate guarantee period from which transfers are being made are depleted.

If you Dollar Cost Average from the Guarantee Account, we reserve the right to determine the amount of each automatic transfer. We reserve the right to transfer any remaining portion of an allocation used for Dollar Cost Averaging to a new guarantee period upon termination of the Dollar Cost Averaging program for that allocation. You may not transfer from one interest rate guarantee period to another interest rate guarantee period.

We also reserve the right to credit a higher rate of interest on premium payments allocated to the Guarantee Account that participate in the Dollar Cost Averaging program. We refer to this higher rate of interest as enhanced Dollar Cost Averaging. The Dollar Cost Averaging program and/or the enhanced Dollar Cost Averaging program may not be available in all states and in all markets or through all broker-dealers who sell the contracts. If you terminate the enhanced Dollar Cost Averaging program prior to the depletion of assets from the Guarantee Account, we have the right to credit the remaining assets in the Guarantee Account the current interest rate being credited to all other Guarantee Account assets not participating in enhanced Dollar Cost Averaging as of that Valuation Day.

There is no additional charge for Dollar Cost Averaging. A transfer under this program is not a transfer for purposes of assessing a transfer charge or calculating the minimum number of transfers we may allow in a calendar year.

We may, from time to time, offer various Dollar Cost Averaging programs, including 3, 6, and 12-month Dollar Cost Averaging programs. We reserve the right to discontinue offering such programs or to modify such programs at any time and for any reason. We also reserve the right to prohibit simultaneous Dollar Cost Averaging and Systematic Withdrawals.

Owners considering participating in a Dollar Cost Averaging program should call us or an authorized sales representative to verify the availability of Dollar Cost Averaging.

PORTFOLIO REBALANCING PROGRAM

Once your premium payment has been allocated among the Subaccounts, the performance of each Subaccount may cause your allocation to shift. You may instruct us to automatically rebalance (on a quarterly, semi-annual or annual basis) your assets among the Subaccounts to return to the percentages specified in your allocation instructions. The program does not include allocations to the Guarantee Account. You may elect to participate in the Portfolio Rebalancing program at any time by completing the Portfolio Rebalancing agreement. Your percentage allocations must be in whole percentages.

Subsequent changes to your percentage allocations may be made at any time by written or telephone instructions to the Home Office. Once elected, Portfolio Rebalancing remains in effect from the date we receive your written request until you instruct us to discontinue Portfolio Rebalancing. There is no additional charge for using Portfolio Rebalancing, and we do not consider Portfolio Rebalancing a transfer for purposes of assessing a transfer charge or calculating the maximum number of transfers permitted in a calendar year. We reserve the right to discontinue offering or to modify the Portfolio Rebalancing program at any time and for any reason. We also reserve the right to exclude specific Subaccounts from the Portfolio Rebalancing program. Portfolio Rebalancing does not guarantee a profit or protect against a loss.

GUARANTEE ACCOUNT INTEREST SWEEP PROGRAM

You may instruct us to transfer interest earned on your assets in the Guarantee Account to the Subaccounts to which you are allocating premium payments, in accordance with your allocation instructions in effect on the date of the transfer any time before the Maturity Date. You must specify the frequency of the transfers (either quarterly, semi-annually, or annually).

The minimum amount in the Guarantee Account required to elect this option is $1,000, but may be reduced at our discretion. The transfers under this program will take place on the last calendar day of each period.

You may participate in the interest sweep program at the same time you participate in either the Dollar Cost Averaging program or the Portfolio Rebalancing program. If any interest sweep transfer is scheduled for the same day as a Portfolio Rebalancing transfer, we will process the interest sweep transfer first.

We limit the amount you may transfer from the Guarantee Account to the Subaccounts for any particular allocation. See the “Transfers Before the Maturity Date” provision in this prospectus. We will not process an interest sweep transfer if that transfer would exceed the amount permitted to be transferred.

You may cancel your participation in the interest sweep program at any time by writing or calling our Home Office at the address or telephone number listed on page 1 of this prospectus. We will automatically cancel your participation in the program if your assets in the Guarantee Account are less than $1,000 or such lower amount as we may determine. There is no additional charge for the interest sweep program. We do not consider interest sweep transfers a transfer for purposes of assessing a transfer charge or calculating the maximum number of transfers permitted in a calendar year. The interest sweep program does not assure a profit or protect against a loss.

Surrenders and Partial Surrenders

SURRENDERS AND PARTIAL SURRENDERS

We will allow the total surrender of your contract or surrender of a portion of the Contract Value at any time before the Maturity Date upon your written request, subject to the conditions discussed below.

We will not permit a partial surrender that is less than $100 or a partial surrender which would reduce your Contract Value to less than $1,000. If your partial surrender request would reduce your Contract Value to less than $1,000, we will surrender your contract in full. Different limits and other restrictions may apply to qualified plans.

The amount payable on full surrender of the contract is the Surrender Value at the end of the Valuation Period during which we receive the request. The Surrender Value equals:

(1)	the Contract Value (after deduction of the annual contract maintenance charge, if applicable, and any optional rider charge(s)) on the Valuation Day we receive a request for surrender; less

(2)	any applicable premium tax charge.

We may pay the Surrender Value in a lump sum or under one of the optional payment plans specified in the contract, based on your instructions.

If you are taking a partial surrender, you may indicate in writing or by calling our Home Office, from which Subaccounts or interest rate guarantee periods we are to take your partial surrender. If you do not so specify, we will deduct the amount of the partial surrender first from the Subaccounts on a pro-rata basis, in proportion to the assets allocated to the Separate Account. We will deduct any remaining amount from the Guarantee Account. We will take deductions from the Guarantee Account from the amounts (including any interest credited to such amounts) which have been in the Guarantee Account for the longest period of time.

Please remember that partial surrenders (including partial surrenders taken for purposes of allocation to a Cross Funded Annuity) will reduce your death benefit by the proportion that the partial surrender (including any applicable premium tax) reduces your Contract Value. See the “Death of Owner and/or Annuitant” provision in this prospectus.

Partial surrenders and surrenders may also be subject to income tax and, if taken prior to age 59 1/2, an additional 10% penalty tax. See the “Federal Tax Matters” provision in this prospectus.

RESTRICTIONS ON DISTRIBUTIONS FROM CERTAIN

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program to withdraw their interest in a variable annuity contract issued under the Texas Optional Retirement Program only upon:

CONTRACTS

(1)	termination of employment in the Texas public institutions of higher education;

(2)	retirement;

(3)	death; or

(4)	the participant’s attainment of age 70 1 / 2 .

If your contract is issued to a Texas Optional Retirement Program, you must furnish us proof that one of these four events has occurred before we distribute any amounts from your contract.

SYSTEMATIC WITHDRAWALS

The Systematic Withdrawal program allows you to take Systematic Withdrawals of a specified dollar amount (in equal installments of at least $100) on a monthly, quarterly, semi-annual or annual basis. Your payments can begin at any time after 30 days from the date your contract is issued (unless we allow an earlier date). To participate in the program, your Contract Value must initially be at least $25,000 and you must complete our Systematic Withdrawal form. You can obtain the form from an authorized sales representative or our Home Office.

We will deducted the Systematic Withdrawal amounts first from any gain in the contract and then from premiums paid. You may provide specific instructions as to which Subaccounts and/or interest rate guarantee periods we are to take Systematic Withdrawals from. If you have not provided specific instructions, or if your specific instructions cannot be carried out, we will process the withdrawals by cancelling Accumulation Units on a pro-rata basis from all of the Subaccounts in which you have an interest. To the extent that your assets in the Separate Account are not sufficient to accomplish this withdrawal, we will take the remaining amount of the withdrawal from any assets you have in the Guarantee Account. We will take deductions from the Guarantee Account from the amounts (including any interest credited to such amounts) that have been in the Guarantee Account for the longest period of time.

After your Systematic Withdrawals begin, you may change the frequency and/or amount of your payments subject to the following:

•	you may request only one such change in a calendar quarter; and

•	if you did not elect the maximum amount you could withdraw under this program at the time you elected the current series of Systematic Withdrawals, then you may increase the remaining payments up to the maximum amount.

A Systematic Withdrawal program will terminate automatically when a Systematic Withdrawal would cause the remaining Contract Value to be less than $1,000. If a Systematic Withdrawal would cause the Contract Value to be less than $1,000, then we will not process that Systematic Withdrawal transaction. If any of your Systematic Withdrawals would be or become less than $100, we reserve the right to reduce the frequency of payments to an interval that would result in each payment being at least $100. You may discontinue Systematic Withdrawals at any time by notifying us in writing at our Home Office or by telephone. You may request that we pay any remaining payments in a lump sum. See the “Requesting Payments” provision.

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, you may be assessed a 10% penalty tax on Systematic Withdrawals if you are under age 59 1/2 at the time of the withdrawal.

We reserve the right to prohibit participation in Systematic Withdrawals and Dollar Cost Averaging programs at the same time. We also reserve the right to discontinue and/or modify the systematic withdrawal program upon 30 days written notice to owners.

ANNUITY CROSS FUNDING PROGRAM

Subject to our prior approval, you may arrange to take Systematic Withdrawals and immediately allocate that withdrawal to a Scheduled Purchase Payment Variable Deferred Annuity that is issued by us (“Annuity Cross Funding Program”). Such withdrawals will reduce proportionally any death benefit available. See the “the Death of Owner and/or Annuitant” provision. To be eligible for the Annuity Cross Funding Program:

•	Both annuities must be issued on the same date; and

•	Both annuities must have the same Maturity Date.

Under the Annuity Cross Funding Program, we will aggregate and treat both annuities as one annuity for federal income tax purposes. You should consult a qualified tax adviser:

•	Before electing the Annuity Cross Funding Program; or

•	Before changing the Maturity Date for either annuity after the Annuity Cross Funding Program has commenced.

Death of Owner and/or Annuitant

For contracts issued on or after the later of May 1, 2003 or the date on which state insurance authorities approve applicable contract modifications, the following provisions apply:

DISTRIBUTION PROVISIONS UPON DEATH OF OWNER OR JOINT OWNER

In certain circumstances, Federal tax law requires that distributions be made under this contract. Except as described below in the “Distribution Rules” provision, a distribution is required at the first death of:

(1) an owner or joint owner; or

(2)	the Annuitant or Joint Annuitant if any owner or joint owner is a non-natural entity.

The amount of proceeds payable upon the death of an owner or joint owner (or the Annuitant or Joint Annuitant if an owner or joint owner is a non-natural entity) and the methods available for distributing such proceeds are described below.

If any owner or joint owner dies prior to the Maturity Date, the amount of proceeds payable will be the Contract Value as of the first Valuation Day as of which we have receipt of request for surrender or choice of applicable payment choice, due proof of death and any required forms at our Home Office.

DEATH BENEFIT AT DEATH OF ANY ANNUITANT BEFORE THE MATURITY DATE

If any Annuitant dies before income payments begin, regardless of whether the Annuitant is also an owner or joint owner, the amount of proceeds payable is the death benefit. Upon receipt of due proof of an Annuitant’s death and all required forms (generally, due proof of death is a certified copy of the death certificate or a certified copy of the decree of a court of competent jurisdiction as to the finding of death), a death benefit will be paid in accordance with your instructions, subject to distribution rules and termination of contract provisions discussed in the contract and elsewhere in this prospectus.

The death benefit choices we offer are:

(1)	the Basic Death Benefit;

(2)	the Annual Step-Up Death Benefit Rider Option;

(3)	the 5% Rollup Death Benefit Rider Option;

(4)	the Earnings Protector Death Benefit Rider Option; and

(5)	the Greatest of the Annual Step-Up, 5% Rollup and Earnings Protector Death Benefit Rider Option.

We automatically provide the Basic Death Benefit to you. The death benefit rider options are available to you for an additional charge and the death benefit options must be elected at the time of application.

The death benefit varies based on:

(1)	the Annuitant’s age on the date the contract was issued;

(2)	the Annuitant’s age on the date of his or her death;

(3)	the number of contract years that elapse from the date the contract is issued until the date of the Annuitant’s death; and

(4)	whether any premium taxes are due at the time the death benefit is paid.

The Basic Death Benefit available for all contracts issued is equal to the greater of:

(a)	premium payments adjusted for any partial surrenders and any applicable premium taxes; and

(b)	the Contract Value on the Valuation Day upon receipt of due proof of death and all required forms at our Home Office.

Partial surrenders (including partial surrenders immediately allocated to a Cross Funded Annuity) will reduce the death benefit proportionally by the same percentage that the partial surrender (including any premium taxes assessed) reduces your Contract Value.

ANNUAL STEP-UP DEATH BENEFIT RIDER OPTION

The Annual Step-Up Death Benefit Rider adds an extra feature to the Basic Death Benefit. Under the Annual Step-Up Death Benefit Rider, the amount of death benefit proceeds we will pay upon receipt of due proof of death of any Annuitant and all required forms at our Home Office will be the greater of:

•	the Basic Death Benefit; and

•	the Annual Step-Up Death Benefit Rider Option described below.

The following is the Annual Step-Up Death Benefit if all Annuitant(s) are age 80 or younger on the date the contract is issued:

The Annual Step-Up Death Benefit on the Contract Date is initial premium payment. The Annual Step-Up Death Benefit will be reset on each contract anniversary, up to and including the later of the fifth contract anniversary and the contract anniversary next following or coincident with the 80th birthday of the older Annuitant and on the Valuation Day which we receive due proof of death and all require forms at our Home

Office. At each reset date, the Annual Step-Up Death Benefit equals the greater of (a) and (b) where:

(a)	is the Contract Value; and

(b)	is the Annual Step-Up Death Benefit on the last reset date plus premium payments made since the last reset date, adjusted for any partial surrenders made and premium taxes paid since the last reset date.

Partial surrenders (including any partial surrenders immediately allocated to a Cross Funded Annuity) reduce the Annual Step-Up Death Benefit proportionally by the same percentage that the partial surrender, including any premium taxes paid, reduces the Contract Value.

The following is the Annual Step-Up Death Benefit if any Annuitant is older than age 80 on the date the contract is issued:

The Annual Step-Up Death Benefit on the Contract Date is initial premium payment. The Annual Step-Up Death Benefit will be reset on each contract anniversary, up to and including the contract anniversary next following or coincident with the 85th birthday of the older Annuitant and on the Valuation Day which we receive due proof of death and all require forms at our Home Office. At each reset date, the Annual Step-Up Death Benefit equals the greater of (a) and (b) where:

(a)	is the Contract Value; and

(b)	is the Annual Step-Up Death Benefit on the last reset date plus premium payments made since the last reset date, adjusted for any partial surrenders made and premium taxes paid since the last reset date.

Partial surrenders (including any partial surrenders immediately allocated to a Cross Funded Annuity) reduce the Annual Step-Up Death Benefit proportionally by the same percentage that the partial surrender, including any premium taxes paid, reduces the Contract Value.

You may only elect the Annual Step-Up Death Benefit Option Rider at the time of application. Once elected, it may not be terminated and it will remain in effect while this contract is in force until annuity payments begin. On the Maturity Date, this rider and its corresponding charge will terminate.

The Annual Step-Up Death Benefit Option Rider may not be available in all states or in all markets. We charge an additional amount for this benefit. This charge will not exceed an annual rate of 0.20% of your Contract Value at the time of the deduction. See the “Fee Tables” provision of this prospectus for additional information.

Please refer to Appendix A for an example of the calculation of the Annual Step-Up Death Benefit Rider Option.

5% ROLLUP DEATH BENEFIT RIDER OPTION

The 5% Rollup Death Benefit Rider adds an extra feature to the Basic Death Benefit. Under the 5% Rollup Death Benefit Rider, the amount of death benefit proceeds we will pay upon receipt of due proof of death of any Annuitant and all required forms at our Home Office will be the greater of:

•	the Basic Death Benefit; and

•	the 5% Rollup Death Benefit Rider Option described below.

The 5% Rollup Death Benefit Rider Option is available only to contracts where all Annuitants are age 75 or younger on the date the contract is issued.

The 5% Rollup Death Benefit on the Contract Date is the initial premium payment. At the end of each Valuation Period after the Contract Date, the 5% Rollup Death Benefit is equal to the lesser of (a) and (b) where:

(a)	is 200% of premium payments; and

(b)	is the Rollup Death Benefit at the end of the last Valuation Period increased by a daily interest factor, equivalent to a 5% annual effective interest rate, plus premium payments made during the current Valuation Period and adjusted for any partial surrenders and premium taxes paid during the current Valuation Period.

Partial surrenders taken each contract year (including any partial surrenders immediately allocated to a Cross Funded Annuity), up to 5% of premium payments, calculated at the time of the partial surrender, reduce the 5% Rollup Death Benefit by the same amount that the partial surrender, including any premium taxes paid, reduces the Contract Value. If partial surrenders greater than 5% of premium payments are made in any contract year, the 5% Rollup Death Benefit is reduced proportionally for that partial surrender and all future partial surrenders by the same percentage that the partial surrender, including any premium taxes paid, reduces the Contract Value.

Timing of partial surrenders may have unintended consequences to your 5% Rollup Death Benefit. This benefit increments daily at a compounded rate of 5%. Because of this, any partial surrenders in a contract year that exceed the accumulated rollup interest, up to an amount equal to 5% of premium payments, will reduce the death benefit amount below the value at the start of the contract year.

You may only elect the 5% Rollup Death Benefit Option Rider at the time of application. Once elected, it may not be terminated and it will remain in effect while this contract is in force until annuity payments begin. On the Maturity Date, this rider and its corresponding charge will terminate.

The 5% Rollup Death Benefit Option Rider may not be available in all states or in all markets. We charge an additional amount for this benefit. This charge will not exceed an annual rate of 0.30% of your Contract Value at the time of the deduction. See the “Fee Tables” provision of this prospectus for additional information.

Please refer to Appendix A for an example of the calculation of the 5% Rollup Death Benefit Rider Option.

EARNINGS PROTECTOR DEATH BENEFIT RIDER OPTION

The Earnings Protector Death Benefit Rider adds an extra feature to your death benefit. The Earnings Protector Death Benefit Rider is available only to contracts where all Annuitants are age 75 or younger on the date the contract is issued.

The following is the Earnings Protector Death Benefit if all Annuitant(s) are age 70 or younger on the date the contract is issued:

The Earnings Protector Death Benefit is equal to 40% of earnings which are defined as (a) minus (b) where:

(a)	is the Contract Value as of the first Valuation Day we have receipt of due proof of death and all required forms at our Home Office; and

(b)	is the sum of all premium payments paid and not previously surrendered.

The Earnings Protector Death Benefit cannot exceed 70% of premium payments adjusted for partial surrenders. Premium payments, other than the initial premium payment, paid within 12 months of the date of the Annuitant’s (or Joint Annuitant, if applicable) death, are not included in this calculation. The Earnings Protector Death Benefit will never be less than zero.

The following is the Earnings Protector Death Benefit if any Annuitant is older than age 70 on the date the contract is issued:

The Earnings Protector Death Benefit is equal to 25% of earnings which are defined as (a) minus (b) where:

(a)	is the Contract Value as of the first Valuation Day we have receipt of due proof of death and all required forms at our Home Office; and

(b)	is the sum of all premium payments paid and not previously withdrawn.

The Earnings Protector Death Benefit cannot exceed 40% of premium payments paid as adjusted for partial surrenders. Premium payments, other than the initial premium payment, paid within 12 months of the date of the Annuitant’s (or Joint Annuitant’s, if applicable) death, are not included in this calculation. The Earnings Protector Death Benefit will never be less than zero.

Under both age scenarios listed above, partial surrenders (including partial surrenders immediately allocated to a Cross Funded Annuity) are taken first from gain and then from premium payments made. For purposes of this rider, gain is calculated as (a) plus (b) minus (c) minus (d), but not less than zero, where:

(a)	is the Contract Value on the Valuation Day we receive your partial surrender or total surrender request;

(b)	is the total of any partial surrenders;

(c)	is the total of premium payments paid; and

(d)	is the total of any gain previously surrendered.

You may only elect the Earnings Protector Death Benefit Rider Option at the time of application. Once elected, it may not be terminated and it will remain in effect while the contract is in force until annuity payments begin. On the Maturity Date, this rider and its corresponding charge will terminate.

The Earnings Protector Death Benefit Rider Option may not be available in all states or in all markets. We charge an additional amount for this benefit. This charge will not exceed an annual rate of 0.30% of your Contract Value at the time of the deduction. See the “Fee Tables” provision of this prospectus for additional information.

Please refer to Appendix A for an example of the calculation of the Earnings Protector Death Benefit Rider Option.

There are important things you should consider before you purchase the Earnings Protector Death Benefit Rider Option. These include:

•	The Earnings Protector Death Benefit Rider Option does not guarantee that any amounts under the benefit will become payable at death. Market declines resulting in your Contract Value being less than your premium payments paid and not previously surrendered may result in no additional amount being payable.

•	Once you purchase the Earnings Protector Death Benefit Rider Option, you cannot terminate it. This means that regardless of any changes in your circumstances, we will continue to assess a charge for the Earnings Protector Death Benefit Rider Option.

•	Please take advantage of the guidance of a qualified financial adviser in evaluating the Earnings Protector Death Benefit Rider Option, as well as the other aspects of the contracts.

GREATEST OF ANNUAL STEP-UP, 5% ROLLUP AND EARNINGS PROTECTOR DEATH BENEFIT RIDER OPTION

The Greatest of Annual Step-Up, 5% Rollup and Earnings Protector Death Benefit Rider Option combines the Greater of the Annual Step-Up and 5% Rollup Death Benefit Rider Option plus the Earnings Protector Death Benefit Rider Option. Under this rider option, the amount of death benefit proceeds we will pay upon receipt of due proof of death of any Annuitant and all required forms at our Home Office will be the greatest of:

• the Basic Death Benefit;
•	the Annual Step-Up Death Benefit Rider Option described above; and

•	the 5% Rollup Death Benefit Rider Option described above; plus

•	the Earnings Protector Death Benefit Rider Option described above.

You may only elect the Greatest of Annual Step-Up, 5% Rollup and Earnings Protector Death Benefit Rider Option at the time of application. Once elected, it may not be terminated and it will remain in effect while this contract is in force until annuity payments begin. On the Maturity Date, this rider and its corresponding charge will terminate.

The Greatest of Annual Step-Up, 5% Rollup and Earnings Protector Death Benefit Rider Option may not be available in all states or in all markets. We charge an additional amount for this benefit. This charge will not exceed an annual rate of 0.70% of your Contract Value at the time of the deduction. See the “Fee Tables” provision of this prospectus for additional information.

TERMINATION OF DEATH BENEFIT RIDER OPTIONS WHEN CONTRACT ASSIGNED OR SOLD	Your death benefit rider options will terminate in the event that you assign or sell this contract, unless your contract is assigned or sold pursuant to a court order.

HOW TO CLAIM PROCEEDS AND/OR DEATH BENEFIT PAYMENTS	At the death of:
(1) an owner or joint owner (or the Annuitant or Joint Annuitant if any owner or joint owner is a non-natural entity); or
(2) the Annuitant or Joint Annuitant;

the person or entity first listed below who is alive or in existence on the date of that death will become the designated beneficiary:

(1)	owner or joint owner;

(2)	primary beneficiary;

(3)	contingent beneficiary;

(4)	owner or joint owner’s estate.

The designated beneficiary will be treated thereafter as the sole owner of the contract and may choose one of the Optional Payment Plans. For purposes of this provision, if there is more than one primary beneficiary named, each one will be treated separately with respect to their portion of the contract. If there is no primary beneficiary(ies) alive or in existence at the time of death, all proceeds will be then payable to any named contingent beneficiary(ies).

We should be notified immediately by telephone or in writing upon the death of an owner, joint owner, Annuitant or Joint Annuitant. We have the right to request that any notification of death given by telephone be immediately followed by written notification. Upon notification, no additional premium payments will be accepted. Upon such notification of death, we will transfer all assets in the Separate Account to the GE Investments Funds, Inc. — Money Market Fund until receipt of due proof of death and any required forms. Due proof of death consists of a death certificate issued by a government jurisdiction or a court of law. Any required forms can consist of information necessary in order to pay any named designated beneficiary(ies) and any other information necessary to process applicable proceeds.

In cases where there are multiple designated beneficiaries, once all required information is received, each designated beneficiary will be allocated their share of the proceeds in accordance with the terms of the contract and as specified by the owner. At such time, once allocated their share of the proceeds each designated beneficiary may elect to:

(1)	receive the proceeds in one lump sum; or

(2)	receive the proceeds over a period of five years following the date of death. At the end of the five year period, any remaining amounts will be distributed in one lump sum (if the designated beneficiary dies before all payments have been distributed, the remaining proceeds will be paid to the person or entity named by the designated beneficiary or his or her estate if no person or entity is named); or

(3)	elect Optional Payment Plan (1) or (2) as described in the Optional Payment Plans section. If elected, payments must commence no later than one year after the date of death and the Income Payment period must be during the lifetime of the designated beneficiary or for a period not exceeding the life expectancy of the designated beneficiary; or

(4)	if the designated beneficiary is the spouse of the deceased owner, he or she may continue the contract as stated in the “Distribution Rules” provision.

If a designated beneficiary makes no election within 60 days following receipt of due proof of death and all required forms at our Home Office, payments will default to payment choice (2).

DISTRIBUTION RULES WHEN DEATH OCCURS BEFORE INCOME PAYMENTS BEGIN

If the sole designated beneficiary is the surviving spouse of the deceased owner, the surviving spouse may elect to continue the contract with the surviving spouse as the owner. If the deceased owner was also an Annuitant or Joint Annuitant, the surviving spouse will automatically become the new sole Annuitant. As the new named owner and Annuitant, the surviving spouse may exercise all rights as stated in the contract. Any other surviving Joint Annuitant will be removed from the contract. Should the surviving spouse remarry, the new spouse may not exercise this provision at the death of the surviving spouse. If the surviving spouse is one of multiple designated beneficiaries, the surviving spouse may only continue the contract in proportion to the amount as allocated to him or her by the owner as stated on the application or later in writing in a form acceptable to us.

If the designated beneficiary(ies) is not the surviving spouse of the deceased, the designated beneficiary(ies) may not continue the contract indefinitely. Instead, the proceeds from the contract must be distributed within five years of the date of death unless an Optional Payment Plan is elected.

DISTRIBUTION RULES WHEN DEATH OCCURS AFTER INCOME PAYMENTS BEGIN

After income payments begin, if an owner, joint owner, Annuitant or designated beneficiary dies while the contract is in force, payments that are already being made under the contract will be made at least as rapidly as under the method of distribution in effect at the time of such death, notwithstanding any other provision of the contract.

For Contracts issued prior to May 1, 2003 or prior to the date on which state insurance authorities approve applicable contract modifications, the following provisions apply:

DEATH BENEFIT AT DEATH OF ANNUITANT BEFORE THE MATURITY DATE

If the Annuitant dies before income payments begin, regardless of whether the Annuitant is also an owner or joint owner of the contract, the amount of proceeds available for the designated beneficiary (as defined below) is the death benefit. (This death benefit may be referred to as the “Annual EstateProtectorSM” in our marketing materials.) Upon receipt of due proof of the Annuitant’s death (generally, due proof is a certified copy of the death certificate or a certified copy of the decree of a court of competent jurisdiction as to the finding of death), a death benefit will be paid in accordance with your instructions, subject to distribution rules and termination of contract provisions discussed in the contract and elsewhere in this prospectus.

The death benefit varies based on:

(1)	the Annuitant’s age on the date the contract was issued;

(2)	the Annuitant’s age on the date of his or her death;

(3)	the number of contract years that elapse from the date the contract is issued until the date of the Annuitant’s death; and

(4)	whether any premium taxes are due at the time the death benefit is paid.

For contracts issued on or after the later of May 15, 2001 or the date on which state insurance authorities approve applicable contract modifications, the death benefit will be as follows:

If the Annuitant is age 80 or younger on the date the contract is issued and he or she dies before his or her first anniversary, the death benefit will be equal to the greater of:

(1)	the Contract Value as of the date we receive due proof of death; and

(2)	premium payments received, reduced for an adjustment due to any partial surrenders.

If the Annuitant is age 80 or younger on the date the contract is issued and he or she dies after his or her first contract anniversary, the death benefit will be equal to the greatest of:

(1)	the greatest sum of (a) and (b), where:

(a)	is the Contract Value on any contract anniversary occurring prior to the Annuitant’s 80th birthday; and

(b)	is premium payments received after such contract anniversary.

The sum of (a) and (b) above is reduced for an adjustment due to any partial surrenders taken since the applicable contract anniversary.

(2)	the Contract Value as of the date we receive due proof of death; and

(3)	premium payments received, reduced for an adjustment due to any partial surrenders.

If the Annuitant is age 81 or older on the date the contract is issued, the death benefit will be equal to the greater of:

(1)	the Contract Value as of the date we receive due proof of death; and

(2)	premium payments received, reduced for an adjustment due to partial surrenders.

We will adjust the death benefit for partial surrenders in the same proportion as the percentage that the partial surrender reduces your Contract Value. Premium tax may be taken on any death benefit. If premium tax is taken, the amount of the death benefit will be reduced by the amount of the premium tax.

Please refer to Appendix A in this prospectus for an example of the Death Benefit calculation.

For contracts issued prior to May 15, 2001 or the date on which state insurance authorities approve applicable contract modifications, the death benefit will be as follows:

The death benefit equals the sum of (a) and (b) where:

(a)	the Contract Value as of the date we receive due proof of death; and

(b)	is the excess, if any, of the unadjusted death benefit as of the date of the Annuitant’s death over the Contract Value as of the date of the Annuitant’s death, with interest credited on that excess from the date of the Annuitant’s death to the date of distribution. The rate credited may depend on applicable law or regulation. Otherwise, we will set it.

The unadjusted death benefit varies based on the Annuitant’s age at the time we issued the contract and on the Annuitant’s age at the time of death.

If the Annuitant is age 80 or younger on the date the contract is issued and he or she dies before his or her first anniversary, the unadjusted death benefit will be equal to the greater of:

(1)	the Contract Value as of the date of death; and

(2)	premium payments received, reduced for an adjustment due to any partial surrenders.

If the Annuitant is age 80 or younger on the date the contract is issued and her or she dies after his or her first contract anniversary, the unadjusted death benefit will be equal to the greatest of:

(1)	the greatest sum of (a) and (b), where:

(a)	is the Contract Value on any contract anniversary occurring prior to the Annuitant’s 80th birthday; and

(b)	is premium payments received after such contract anniversary.

The sum of (a) and (b) above is reduced for an adjustment for any partial surrenders taken since the applicable contract anniversary.

(2)	the Contract Value as of the date of death; and

(3)	premium payments received, reduced for an adjustment due to any partial surrenders.

If the Annuitant is age 81 or older on the date the contract is issued, the unadjusted death benefit will be equal to the greater of:

(1)	the Contract Value as of the date of death; and

(2)	premium payments received, reduced for an adjustment due to any partial surrenders.

We will adjust the death benefit for partial surrenders in the same proportion as the percentage that the partial surrender reduces your Contract Value. Premium tax may be taken on any death benefit. If premium tax is taken, the amount of the death benefit will be reduced by the amount of the premium tax.

Please refer to Appendix A in this prospectus for an example of the Death Benefit calculation.

OPTIONAL ENHANCED DEATH BENEFIT	The Optional Enhanced Death Benefit (which may be referred to as “GE Earnings Protector®” in our marketing materials) adds an extra feature to our basic death benefit.

You may only elect the Optional Enhanced Death Benefit at the time of application. Once elected, the benefit will remain in effect while your contract is in force until income payments begin. You cannot otherwise terminate this benefit.

We charge you an additional amount for the Optional Enhanced Death Benefit. Currently, this amount is an annual rate of 0.20% of the average of:

(1)	the Contract Value at the beginning of the previous Contract Year; and

(2)	the Contract Value at the end of the previous Contract Year.

The charge for the Optional Enhanced Death Benefit is taken on each contract anniversary. We guarantee that this charge will not exceed an annual rate of 0.35% of the average Contract Value, as described above. The rate that applies to your contract will be fixed at issue. See the “Charges for the Optional Enhanced Death Benefit” provision.

The Optional Enhanced Death Benefit may not be available in all states or markets. In addition, to be eligible for this rider, the Annuitant cannot be older than age 75 at the time of issue unless we approve a different age.

The Optional Enhanced Death Benefit varies based on the age of the Annuitant(s) at issue. Your Optional Enhanced Death Benefit will never be less than zero.

If the Annuitant is age 70 or younger at the time the contract is issued, the Optional Enhanced Death Benefit equals 40% of (a) minus (b), where:

(a)	is the Contract Value as of the date we receive due proof of death; and

(b)	premiums paid, not previously surrendered.

This death benefit cannot exceed 70% of premiums adjusted for any partial surrenders. Premiums, other than the initial premium, paid within 12 months of death are not included in this calculation.

If the Annuitant is older than age 70 at the time the contract is issued, the Optional Enhanced Death Benefit equals 25% of (a) minus (b), where:

(a)	is the Contract Value on the date we receive due proof of death; and

(b)	premiums paid, not previously surrendered.

This death benefit cannot exceed 40% of premiums paid adjusted for partial surrenders. Premiums, other than the initial premium, paid within 12 months of death are not included in this calculation.

Under both age scenarios listed above, we take partial surrenders first from gain and then from premiums paid. For purposes of this benefit, we calculate gain as (a) plus (b) minus (c) minus (d), but not less than zero where:

(a)	is the Contract Value on the date we receive your partial surrender request;

(b)	is the total of all partial surrenders, previously taken;

(c)	is the total of premiums paid; and

(d)	is the total of any gain previously surrendered.

Please refer to Appendix A for Examples demonstrating how the Optional Enhanced Death Benefit works.

There are important things you should consider before you purchase the Optional Enhanced Death Benefit. These include:

•	The Optional Enhanced Death Benefit does not guarantee that any amounts under rider will become payable at death. Market declines resulting in your Contract Value being less than your premiums paid and not previously surrendered may result in no enhanced death benefit being payable.

•	Once you purchase the Optional Enhanced Death Benefit, you cannot terminate it. This means that regardless of any changes in your circumstances, we still will assess the charge for the Optional Enhanced Death Benefit.

•	Please take advantage of the guidance of a qualified financial adviser in evaluating the Optional Enhanced Death Benefit option, as well as the other aspects of the contracts.

WHEN WE CALCULATE THE DEATH BENEFIT

We will calculate the Basic Death Benefit and Optional Enhanced Death Benefit on the date we receive due proof of death at our Home Office. Until we receive complete written instructions satisfactory to us from the beneficiary, assets will remain allocated to the Subaccounts and/or the Guarantee Account, according to your last instructions. This means that the death benefit will fluctuate with the performance of the Subaccounts in which you are invested.

DEATH OF AN OWNER, JOINT OWNER, OR ANNUITANT BEFORE THE MATURITY DATE

In certain circumstances, Federal tax law requires that distributions be made under this contract upon the first death of:

• an owner or joint owner; or

• the Annuitant, if the owner is a non-natural entity (such as a trust or corporation).

The discussion below describes the methods available for distributing the value of the contract upon death.

At the death of any owner (or Annuitant, if the owner is a non-natural entity), the person or entity first listed below who is alive or in existence on the date of that death will become the designated beneficiary:

(1)	owner or joint owners;

(2)	primary beneficiary;

(3)	contingent beneficiary; or

(4)	owner’s estate.

The designated beneficiary will then be treated as the sole owner of the contract. If there is more than one designated beneficiary, each one will be treated separately in applying the tax law’s rules described below.

Distribution Rules:    The distributions required by Federal tax law differ depending on whether the designated beneficiary is the spouse of the deceased owner (or of the Annuitant, if the contract is owned by a non-natural entity).

•

Spouses — If the designated beneficiary is the surviving spouse of the deceased, the surviving spouse may continue the contract in force with the surviving spouse as the new owner. If the deceased was the Annuitant and there was no surviving Contingent Annuitant, the surviving spouse will automatically become the new Annuitant. At the death of the surviving spouse, this provision may not be used again, even if the surviving spouse remarries. In such case, the entire interest in the contract will be paid within 5 years of such spouse’s death to the beneficiary named by the surviving spouse. If no beneficiary is named, such payment will be made to the surviving spouse’s estate. The amount payable will be equal to the death benefit on the date we receive due proof of the Annuitant’s death. Any increase in the Contract Value will be allocated to the Subaccount and/or the Guarantee Account using the premium allocation in effect at that time. Any death benefit payable subsequently (at the death of the new Annuitant) will be calculated as if the spouse had purchased a contract for the new Contract Value on the date we received due proof of death. Any death benefit will be based on the new Annuitant’s age on the date the contract was issued, (i.e., the date we receive due proof of death of the original owner), rather than the age of the previously deceased Annuitant. All other provisions will continue as if the surviving spouse had purchased the contract on the original Contract Date.

•	Non-Spouses — If the designated beneficiary is not the surviving spouse of the deceased person, this contract cannot be continued in force indefinitely. Instead, upon the death of any owner (or Annuitant, if any owner is a non-natural entity), payments must be made to (or for the benefit of) the designated beneficiary under one of the following payment choices:

(1)	receive the Surrender Value in one lump sum payment upon receipt of due proof of death (see the “Requesting Payments” provision);

(2)	receive the Surrender Value at any time during the five year period following the date of death. At the end of the five year period, we will pay in a lump sum payment any Surrender Value still remaining; or

(3)	apply the Surrender Value to provide a monthly income benefit under optional payment plan 1 or 2. The first monthly income benefit payment must be made no later than one year after the date of death. Also, the monthly income benefit payment period must be either the lifetime of the designated beneficiary or a period not exceeding the designated beneficiary’s life expectancy.

If no choice is made by the designated beneficiary within 30 days following receipt of due proof of death, we will pay the Surrender Value within 5 years of the date of death. Due proof of death must be provided within 90 days of the date of death. No further premium payments will be accepted after the non-spouse’s death. If the designated beneficiary dies before the entire Surrender Value has been distributed, we will pay in a lump sum payment any Surrender Value still remaining to the person named by the designated beneficiary. If no person is so named, payment will be made to the designated beneficiary’s estate.

Under payment choices 1 or 2, the contract will terminate upon payment of the entire Surrender Value. Under payment choice 3, this contract will terminate when the Surrender Value is applied to provide a monthly income benefit.

Amount of the proceeds:    The proceeds we pay will vary, in part, based on the person who dies, as shown below:

Person who died	Amount of Proceeds Paid

Owner or joint owner (who is not the Annuitant)	Surrender Value

Owner or joint owner (who is the Annuitant)	Death Benefit

Annuitant	Death Benefit

Upon receipt of due proof of death, the designated beneficiary will instruct us how to treat the proceeds subject to the distribution rules discussed above.

DEATH OF AN OWNER, JOINT OWNER, OR ANNUITANT AFTER INCOME PAYMENTS BEGIN

After income payments begin, if an owner, joint owner, Annuitant, or designated beneficiary dies while the contract is in force, payments that are already being made under the contract will be made at least as rapidly as under the method of distribution in effect at the time of such death, notwithstanding any other provision of the contract.

Income Payments

The Maturity Date is the date income payments begin, provided the Annuitant is still living on that date. The Maturity Date may be changed in one year increments up until the time income payments begin. You may change the Maturity Date within one year of the last Maturity Date. To change the Maturity Date send a written notice to our Home Office before the Maturity Date then in effect. We reserve the right to establish a maximum Maturity Date. If you change the Maturity Date, the Maturity Date will mean the new Maturity Date you selected. Contracts issued to qualified retirement plans provide for income payments to start at the date and under the option specified by the plan.

We will pay a monthly income benefit to the owner beginning on the Maturity Date, provided the Annuitant(s) is still living. We will pay the monthly income benefit in the form of variable income payments similar to those described in Optional Payment Plan 1, Life Income with 10 Years Certain (automatic payment plan), using the gender (where appropriate) and settlement age of the Annuitant instead of the payee, unless you make another election. As described in your contract, the settlement age may be less than the Annuitant’s age. This means payments may be lower than they would have been without the adjustment. You may also choose to receive the Surrender Value of your contract on the date immediately preceding the Maturity Date in one lump sum in which case we will cancel the contract (see the “Requesting Payments” provision.)

Payments will continue for the life of the Annuitant under the Life Income with 10 Years Certain plan, if he or she lives longer than ten years. If the Annuitant dies before the end of ten years, the remaining payments for the ten year period will be discounted at the same rate used to calculate the monthly income. If the remaining payments are variable income payments, the amount of each payment to be discounted will be assumed equal to the value of the payment amount on the date we receive due proof of death. We will pay this discounted amount in one sum.

The contract also provides optional forms of annuity payments, each of which is payable on a fixed basis. Optional payment plans 1 and 5 also are available on a variable basis.

If you elect fixed income payments, the guaranteed amount payable will earn interest at a minimum rate of 3% compounded yearly. We may increase the interest rate which will increase the amount paid to you or the payee.

If you elect variable income payments, your income payments, after the first payment, will reflect the investment experience of the Subaccounts to which you have allocated assets.

We will make annuity payments monthly unless you elect to receive payments quarterly, semi-annually, or annually. Under the monthly income benefit and all of the optional payment plans, if any payment made more frequently than annually would be or becomes less than $100, we reserve the right to reduce the frequency of payments to an interval that would result in each payment being at least $100. If the annual payment payable at maturity is less than $20, we will pay the Surrender Value of your contract on the date immediately preceding the Maturity Date in a lump sum. Upon making such a payment, we will have no future obligation under the contract.

As provided in your Contract, we may adjust the age used to determine income payments, and we may deduct premium taxes from your payments.

The amount of your income payments will depend on four things:

•	the amount of your Contract Value on the Maturity Date;

•	the settlement age (on the Maturity Date) and if applicable, the gender of the Annuitant(s);

•	the specific payment plan you choose; and

•	if you elect variable income payments, the investment performance of the subaccounts selected.

OPTIONAL PAYMENT PLANS

Plan 1 — Life Income With Period Certain.    This option guarantees periodic monthly payments for the lifetime of the payee with a minimum number of years of payments. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. The payee selects the designated period. If the payee dies during the minimum period, we will discount the amount of the remaining guaranteed payments at the same rate used in calculating income payments. We will pay the discounted amount in one sum to the payee’s estate unless otherwise provided.

Plan 2 — Income For a Fixed Period.    This option provides for periodic payments to be made for a fixed period not longer than 30 years. Payments can be made annually, semi-annually, quarterly, or monthly. If the payee dies, we will discount the amount of the remaining guaranteed payments to the date of the payee’s death at the same rate used in calculating income payments. We will pay the discounted amount in one sum to the payee’s estate unless otherwise provided.

Plan 3 — Income Of a Definite Amount.    This option provides periodic payments of a definite amount to be paid. Payments can be made annually, semi-annually, quarterly, or monthly. The amount paid each year must be at least $120 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. If the payee dies, we will pay the amount of the remaining proceeds with earned interest in one sum to the payee’s estate unless otherwise provided.

Plan 4 — Interest Income.    This option provides for periodic payments of interest earned from the proceeds left with us. Payments can be made annually, semi-annually, quarterly, or monthly. If the payee dies, we will pay the amount of remaining proceeds and any earned but unpaid interest in one sum to the payee’s estate unless otherwise provided. This plan is not available to contracts issued to qualified plans.

Plan 5 — Joint Life And Survivor Income.    This option provides for monthly payments to be made to two payees for a guaranteed minimum of 10 years. Each payee must be at least 35 years old when payments begin. Payments will continue as long as either payee is living. If both payees die before the end of the minimum period, we will discount the amount of the remaining payments for the 10-year period at the same rate used in calculating income payments. We will pay the discounted amount in one sum to the survivor’s estate unless otherwise provided

Fixed income payments, if selected, will begin on the date we receive due proof of the Annuitant’s death or surrender or on the contract’s Maturity Date. Variable income payments will begin within seven days after the date payments would begin under the corresponding fixed option. Payments under Optional Payment Plan 4 (Interest Income) will begin at the end of the first interest period after the date proceeds are otherwise payable.

If any payee is not a natural person, our consent must be obtained before selecting an optional payment plan.

VARIABLE	Variable income payments will be determined using:

INCOME PAYMENTS

(1)	the Surrender Value of the contract on the date immediately preceding the Maturity Date);

(2)	the annuity tables contained in the contract including the settlement age table;

(3)	the optional payment plan selected; and

(4)	the investment performance of the portfolios selected.

To determine the amount of payment, we make this calculation by:

(1)	determining the dollar amount of the first income payment; then

(2)	allocating that amount to the Subaccounts in accordance with your instructions; then

(3)	determining the number of Annuity Units for each Subaccount by dividing the amount allocated by the Annuity Unit value seven days before the income payment is due; and then

(4)	calculating the value of the Annuity Units for each Subaccount seven days before the income payment is due for each income payment thereafter.

To calculate your variable income payments, we need to make an assumption regarding the investment performance of the portfolios you select. We call this your assumed investment rate. This rate is simply the total return, after expenses, you need to earn to keep your variable income payments level. We assume an effective annual rate of 3%. This means that if the annualized investment performance, after expenses, of your Subaccounts is less than 3%, then the dollar amount of your variable income payment will decrease. Conversely, if the annualized investment performance, after expenses, of your Subaccounts is greater than 3%, then the dollar amount of your income payments will increase.

TRANSFERS AFTER THE MATURITY DATE

If we are making variable income payments, the payee may change the Subaccounts from which we are making the payments once each calendar year. The transfer will be effective as of the end of the Valuation Period during which we receive written request at our Home Office. We reserve the right to refuse to execute any transfer if any of the Subaccounts that would be affected by the transfer is unable to purchase or redeem shares of the Portfolio in which the Subaccount invests or if the transfer would adversely affect Annuity Unit values. If the number of Annuity Units remaining in a Subaccount after a transfer is less than 1, we will transfer the remaining balance in addition to the amount requested for the transfer. We will not allow a transfer into any Subaccount unless the number of Annuity Units of that Subaccount after the transfer is at least 1. The amount of the income payment as of the date of the transfer will not be affected by the transfer. We will not charge for transfers made after the Maturity Date.

We do not permit transfers between the Subaccount and the Guarantee Account after the Maturity Date. We also do not permit transfers in the Guarantee Account from one interest rate guarantee period to another interest rate guarantee period.

Federal Tax Matters

INTRODUCTION

This part of the prospectus discusses the Federal income tax treatment of the contract. The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances.

This discussion does not address all of the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences, or state or local tax consequences, associated with a contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

TAXATION OF NON-QUALIFIED POLICIES

This part of the discussion describes some of the Federal income tax rules applicable to Non-Qualified Contracts. A Non-Qualified Contract is a contract not issued in connection with a qualified retirement plan receiving special tax treatment under the Code, such as an individual retirement annuity or a section 401(k) plan.

Tax Deferral on Earnings.    The Federal income tax law does not tax any increase in an owner’s Contract Value until there is a distribution from the contract. However, certain requirements must be satisfied in order for this general rule to apply, including:

•	an individual must own the contract (or the tax law must treat the contract as owned by an individual);

•	the investments of the Separate Account must be “adequately diversified” in accordance with Internal Revenue Service (“IRS”) regulations;

•	the owner’s right to choose particular investments for a contract must be limited; and

•	the contract’s Maturity Date must not occur near the end of the Annuitant’s life expectancy.

Contracts Not Owned by an Individual — No Tax Deferral and Loss of Interest Deduction.    As a general rule, the Code does not treat a contract that is owned by an entity (rather than an individual) as an annuity contract for Federal income tax purposes. The entity owning the contract pays tax each year on the excess of the annual increase in Contract Value over the premiums paid for the contract. Contracts issued to a corporation or a trust are examples of contracts where the owner is currently taxed on the contract’s earnings.

There are several exceptions to this rule. For example, the Code treats a contract as owned by an individual if the nominal owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees.

In the case of a contract issued after June 8, 1997 to a taxpayer that is not an individual, or a contract held for the benefit of an entity, the entity will lose its deduction for a portion of its otherwise deductible interest expenses. This disallowance does not apply if the nonnatural owner pays tax on the annual increase in the Contract Value. Entities that are considering purchasing the contract, or entities that will benefit from someone else’s Ownership of a contract, should consult a tax adviser.

Investments in the Separate Account Must be Diversified.    For a contract to be treated as an annuity contract for Federal income tax purposes, the investments of the Separate Account must be “adequately diversified.” The IRS has issued regulations that prescribe standards for determining whether the investments of the Separate Account, including the assets of each Portfolio in which the Separate Account invests, are adequately diversified. If the Separate Account fails to comply with these diversification standards, the owner could be required to pay tax for the year of such failure and each subsequent year on the untaxed income accumulated in the contract.

Although we do not control the investments of all of the Funds (we only indirectly control those of GE Investments Funds, Inc., through an affiliated company), we expect that the Funds will comply with the IRS regulations so that the Separate Account will be considered “adequately diversified.”

Restrictions on the Extent to Which an Owner can Direct the Investment of Assets.    Federal income tax law limits the owner’s right to choose particular investments for the contract. The U.S. Treasury Department stated in 1986 that it expected to issue guidance clarifying those limits, but it has not yet done so. Thus, the nature of the limits is currently uncertain. As a result, an owner’s right to allocate assets among the Portfolios may exceed those limits. If so, the owner would be treated as the owner of the assets of the Separate Account and thus be subject to current taxation on the income and gains from those assets.

We do not know what limits the Treasury Department may set forth in any guidance that they may issue or whether any such limits will apply to existing contracts. We therefore reserve the right to modify the contract without the owners’ consent to attempt to prevent the tax law from considering the owners as the owners of the assets of the Separate Account.

Age at Which Annuity Payouts Must Begin.    Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payments, of the contract’s premiums paid and earnings. If annuity payments begin at a date that the IRS determines does not satisfy these rules, interest and gains under the contract could be taxable each year as they accrue.

Taxation of Cross Funded
Annuity
Contracts.    You may authorize partial surrenders from this annuity to be applied to satisfy payments into a Cross Funded Annuity. In that event, based on a Private Letter Ruling issued by the IRS on July 30, 2002 (PLR 200243047), we believe that the tax treatment set forth below will apply to Non-Qualified Contracts and we will report relevant transaction to the IRS on the basis that:

(1)	the Cross Funded Annuity and this annuity will be aggregated and treated as a single annuity contract for tax purposes;

(2)	amounts transferred from this annuity to the Cross Funded Annuity will not be treated as a taxable distribution, but instead as a non-taxable transfer of assets within a single deferred variable annuity contract;

(3)	if amounts are distributed from either the Cross Funded Annuity or this annuity before the Maturity Date, such amounts will be taxed to the extent there is any aggregate gain in this annuity and the Cross Funded Annuity; and

(4)	distributions from this annuity and the Cross Funded Annuity beginning on the Maturity Date will be aggregated and taxed on a pro rata basis.

A portion of each aggregate distribution will be treated as a non-taxable return of the aggregate investment in this annuity and the Cross Funded Annuity and the remaining portion of such aggregate distribution will be treated as taxable, until all such aggregate investment in this annuity and the Cross Funded Annuity has been recovered. After that, all distributions from this annuity and the Cross Funded Annuity will be fully taxable.

For Non-Qualified Contracts, if the Maturity Date of the Cross Funded Annuity is changed so that this annuity and the Cross Funded Annuity have different Maturity Dates, the resulting tax consequences will be uncertain and possibly less favorable than those set forth above.

Except as otherwise required by law, transfers of assets between contracts with different Maturity Dates and different partial surrenders of assets from such contracts will be treated as taxable withdrawals, with gain determined on an aggregate basis in accordance with Code Section 72(e)(11).

No Guarantees Regarding Tax Treatment.    We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the remainder of this discussion assumes that your contract will be treated as an annuity contract for Federal income tax purposes and that the tax law will not impose tax on any increase in your Contract Value until there is a distribution from your contract.

Partial and Total Surrenders.    A partial surrender occurs when you receive less than the total amount of the contract’s Surrender Value. In the case of a partial surrender, you will pay tax on the amount you receive to the extent your Contract Value before the partial surrender exceeds your “investment in the contract.” (This term is explained below.) This income (and all other income from your contract) is ordinary income. The Code imposes a higher rate of tax on ordinary income than it does on capital gains.

A surrender occurs when you receive the total amount of the contract’s Surrender Value. In the case of a surrender, you will pay tax on the amount you receive to the extent it exceeds your “investment in the contract.”

Your “investment in the contract” generally equals the total of your premium payments under the contract, reduced by any amounts you previously received from the contract that you did not include in your income.

Your contract imposes charges relating to the death benefit including any death benefit received due to an optional rider. It is possible that all or a portion of these charges could be treated as withdrawals from the contract.

In the case of Systematic Withdrawals, the amount of each Systematic Withdrawal should be considered a distribution and taxed in the same manner as a Systematic Withdrawal from the contract.

Assignments and Pledges.    The Code treats any assignment or pledge of (or agreement to assign or pledge) any portion of your Contract Value as a partial surrender of such amount or portion.

Gifting a Contract.    If you transfer ownership of your contract — without receiving full and adequate consideration — to a person other than your spouse (or to your former spouse incident to divorce), you will pay tax on your Contract Value to the extent it exceeds your “investment in the contract.” In such a case, the new owner’s

“investment in the contract” will be increased to reflect the amount included in your income.

Taxation of Annuity Payments.    The Code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your “investment in the contract.” We will notify you annually of the taxable amount of your annuity payout.

Pursuant to the Code, you will pay tax on the full amount of your annuity payouts once you have recovered the total amount of the “investment in the contract.” If annuity payouts cease because of the death of the Annuitant(s) and before the total amount of the investment in the contract has been recovered, the unrecovered amount generally will be deductible.

If proceeds are left with us (Optional Payment Plan 4), they are taxed in the same manner as a surrender. The owner must pay tax currently on the interest credited on these proceeds. This treatment could also apply to Plan 3 if the payee is at an advanced age, such as age 80 or older.

Taxation of Death Benefits.    We may distribute amounts from your contract because of the death of an owner, a joint owner, or an Annuitant. The tax treatment of these amounts depends on whether the owner, joint owner, or Annuitant (or Joint Annuitant, if applicable) dies before or after the contract’s Maturity Date.

Taxation of Death Benefit if Paid Before the Contract’s Maturity Date:

•	The death benefit is taxed in the same manner as annuity payments if received under an annuity payment option.

•	If not received under an annuity payment option, the death benefit is taxed in the same manner as a partial surrender.

Taxation of Death Benefit if Paid After the Contract’s Maturity Date:

•	If received in accordance with the existing annuity payment option, the death benefit is excludible from income to the extent that they do not exceed the unrecovered “investment in the contract.” All annuity payouts in excess of the unrecovered “investment in the contract” are includible in income.

•	If received in a lump sum, the tax law imposes tax on the death benefit to the extent it exceeds the unrecovered “investment in the contract.”

Penalty Taxes Payable on Surrenders, Partial Surrenders or Annuity Payments.     The Code may impose a penalty tax equal to 10% of the amount of any payment from your contract that is included in your gross income. The Code does not impose the 10% penalty tax if one of several exceptions applies. These exceptions include partial and total surrenders or annuity payments that:

•	you receive on or after you reach age 59 1/2;

•	you receive because you became disabled (as defined in the tax law);

•	are received on or after the death of an owner; or

•	you receive as a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer.

It is uncertain whether Systematic Withdrawals will qualify for this last exception. If they do, any modification of the Systematic Withdrawals, including additional partial surrenders apart from the Systematic Withdrawals, could result in certain adverse tax consequences. In addition, transfers among the Subaccounts may result in payments not qualifying for this exception.

Special Rules If You Own More Than One Contract.    In certain circumstances, you must combine some or all of the Non-Qualified Contracts you own in order to determine the amount of an annuity payment, a total surrender, or a partial surrender that you must include in income. For example:

•	If you purchase a contract described by this prospectus and also purchase at approximately the same time an immediate annuity, the IRS may treat the two contracts as one contract;

•	If you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract.

The effects of such aggregation are not clear. However, it could affect:

•	the amount of a surrender, a partial surrender or an annuity payout that you must include in income; and

•	the amount that might be subject to a penalty tax.

SECTION 1035 EXCHANGES

Under Section 1035 of the Code, the exchange of one annuity contract for another annuity contract generally is not taxed (unless cash is distributed). To qualify as a nontaxable exchange however, certain conditions must be satisfied, e.g., the obligee(s) under the new annuity contract must be the same obligee(s) as under the original contract.

Upon the death of a non-spousal joint owner, the contract provides the surviving joint owner with the option of using the proceeds of this contract to purchase a separate annuity contract with terms and values that are substantially similar to those of this contract. Exercise of this option will not qualify as a tax-free exchange under Section 1035.

QUALIFIED RETIREMENT PLANS

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with retirement plans that receive special tax treatment are called a “Qualified Contracts.” We do not currently offer all of the types of Qualified Contracts described, and may not offer them in the future. Prospective purchasers should contact our Home Office to learn the availability of Qualified Contracts at any given time.

The Federal income tax rules applicable to qualified retirement plans are complex and varied. As a result, this prospectus makes no attempt to provide more than general information about use of the contract with the various types of qualified retirement plans and individual retirement arrangements. Persons intending to use the contract in connection with a qualified retirement plan should obtain advice from a competent advisor.

Types of Qualified Contracts.    Some of the different types of Qualified Contracts include:

•	Individual Retirement Accounts and Annuities (“Traditional IRAs”)

•	Roth IRAs

•	Simplified Employee Pensions (“SEPs”)

•	Savings Incentive Matched Plan for Employees (“SIMPLE” plans including “SIMPLE IRAs”)

•	Public school system and tax-exempt organization annuity plans (“403(b) plans”)

•	Qualified corporate employee pension and profit-sharing plans (“401(a) plans”) and qualified annuity plans (“403(a) plans”)

•	Self-employed individual plans (“H.R. 10 plans” or “Keogh Plans”)

•	Deferred compensation plans of state and local governments and tax-exempt organizations (“457 plans”)

Terms of Qualified Plans and Qualified Contracts.    The terms of a qualified retirement plan may affect your rights under a Qualified Contract. When issued in connection with a qualified retirement plan, we will amend a contract as generally necessary to conform to the requirements of the type of plan. However, the rights of any person to any benefits under qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.

The Death Benefit and Qualified Contracts.    Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit, including that provided by any optional death benefit, from being provided under the contracts when we issue the contracts as Traditional IRAs, Roth IRAs or SIMPLE IRAs. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional IRA, Roth IRA or a SIMPLE IRA could disqualify a contract and result in increased taxes to the owner.

It is also possible that the death benefit could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in currently taxable income to purchasers. In addition, there are limitations on the amount of incidental death benefits that may be provided under qualified retirement plans, such as in connection with a 403(b) plan. Even if the death benefit under the contract were characterized as an incidental death benefit, it is unlikely to violate those limits unless the purchaser also purchases a life insurance contract in connection with such plan.

Treatment of Qualified Contracts Compared with Non-Qualified Contracts.    Although some of the Federal income tax rules are the same for both Qualified and Non-Qualified Contracts, many of the rules are different. For example:

•	the Code generally does not impose tax on the earnings under either Qualified or Non-Qualified Contracts until the earnings are distributed;

•	the Code does not limit the amount of premium payments and the time at which premium payments can be made under Non-Qualified Contracts. However, the Code does limit both the amount and frequency of premium payments made to Qualified Contracts;

•	the Code does not allow a deduction for premium payments made for Non-Qualified Contracts, but sometimes allows a deduction or exclusion from income for premium payments made to a Qualified Contract.

The Federal income tax rules applicable to qualified retirement plans and Qualified Contracts vary with the type of plan and contract. For example, Federal tax rules limit the amount of premium payments that can be made, and the tax deduction or exclusion that may be allowed for the premium payments. These limits vary depending on the type of qualified retirement plan and the circumstances of the plan participant, e.g., the participant‘s compensation.

Under most qualified plans. e.g., 403(b) plans and Traditional IRAs, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 70 1/2. However, these “minimum distribution rules” generally do not apply to a Roth IRA.

Amounts Received Under Qualified Contracts.    Federal income tax rules generally include distributions from a Qualified Contract in your income as ordinary income. Premium payments that are deductible or excludible from income do not create “investment in the contract.” Thus, under many Qualified Contracts there will be no

“investment in the contract” and you include the total amount you receive in your income. There are exceptions. For example, you do not include amounts received from a Roth IRA after 2002 if certain conditions are satisfied. In addition, failure to comply with the minimum distribution rules applicable to certain qualified retirement plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

Federal Penalty Taxes Payable on Distributions.     The Code may impose a penalty tax equal to 10% of the amount of any payment from your Qualified Contract that is includible in your income. The Code does not impose the penalty tax if one of several exceptions apply. The exceptions vary depending on the type of Qualified Contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a partial surrender, surrender, or annuity payment:

•	received on or after the owner reaches age 59 1/2;

•	received on or after the owner’s death or because of the owner’s disability (as defined in the tax law);

•	received as a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer; or

•	received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Moving Money From One Qualified Contract or Qualified Plan to Another.    Rollovers And Transfers:    In many circumstances you may move money between Qualified Contracts and qualified retirement plans by means of a rollover or a transfer. Recent legislation has expanded these rollover options, including permitting for the first time the rollover of your after-tax contributions, for distributions made between 2002 and 2011. Special rules apply to such rollovers and transfers. If you do not follow the applicable rules, you may suffer adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. You should always consult a qualified adviser before you move or attempt to move assets between any Qualified Contract or plan and another Qualified Contract or plan.

Direct Rollovers:     The direct rollover rules apply to certain payments (called “eligible rollover distributions”) from section 401(a) plans, section 403(a) or (b) plans, H.R. 10 plans governmental section 457(b) plans, and Qualified Contracts used in connection with these types of plans. (The direct rollover rules do not apply to distributions from IRAs or other section 457 plans.) The direct rollover rules require Federal income tax equal to 20% of the eligible rollover distribution to be withheld from the amount of the distribution, unless the owner elects to have the amount directly transferred to certain Qualified Contracts or plans. Certain restrictions apply to the ability to rollover any after-tax amounts.

Prior to receiving an eligible rollover distribution from us, we will provide you with a notice explaining these requirements and the procedure for avoiding 20% withholding by electing a direct rollover.

FEDERAL INCOME TAX WITHHOLDING

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time you request a partial or total surrender, or annuity payout, we will send you forms that explain the withholding requirements.

STATE INCOME TAX WITHHOLDING

If required by the law of your state, we will also withhold state income tax from the taxable portion of each distribution made under the contract, unless you make an available election to avoid withholding. If permitted under state law, we will honor your request for voluntary state withholding.

TAX STATUS OF THE COMPANY

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the Separate Account. We do not anticipate that we will incur any Federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.

CHANGES IN THE LAW

This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. Congress, the IRS, and the courts may modify these authorities, however, sometimes retroactively.

Requesting Payments

To request a payment, you must provide us with notice in a form satisfactory to us. We will ordinarily pay any partial surrender or total surrender proceeds from the Separate Account within seven days after receipt at our Home Office of a request in good order. We also will ordinarily make payment of lump sum death benefit proceeds from the Separate Account within seven days from the receipt of due proof of death and all required forms. We will determine payment amounts as of the end of the Valuation Period during which our Home Office receives the payment request or due proof of death and all required forms. State law requires that we reserve the right to defer payments from the Guarantee Account for a partial surrender or total surrender for up to six months from the date we receive your payment request.

In most cases, when we pay death benefit proceeds in a lump sum, we will pay these proceeds either:

(1)	to your designated beneficiary directly in the form of a check; or

(2)	by establishing an interest bearing account, called the “GE Secure Access Account,” for the designated beneficiary, in the amount of the death benefit proceeds payable.

When establishing the GE Secure Access Account we will send the designated beneficiary a checkbook within 7 days after we receive all the required documents, and the designated beneficiary will have immediate access to the account simply by writing a check for all or any part of the amount of the death benefit proceeds payable. The GE Secure Access Account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the GE Secure Access Account. If we do not receive instructions from the designated beneficiary with regard to the form of death benefit payment, we will automatically establish the GE Secure Access Account.

We may delay making a payment from the Subaccount or applying Subaccount value to a payment plan if:

(1)	the disposal or valuation of the Subaccount is not reasonably practicable because:

•	the SEC declares that an emergency exists (due to the emergency the disposal or valuation of the Separate Account’s assets is not reasonably practicable);

•	the New York Stock Exchange is closed for other than a regular holiday or weekend;

•	trading is restricted by the SEC; or

(2)	the SEC, by order, permits postponement of payment to protect our owners.

We also may defer making any payments attributable to a check or draft that has not cleared until we are satisfied that the check or draft has been paid by the bank on which it is drawn.

Distribution of the Contracts

PRINCIPAL UNDERWRITER

Capital Brokerage Corporation (doing business in Indiana, Minnesota, New Mexico, and Texas as GE Capital Brokerage Corporation) (“Capital Brokerage”) is the distributor and principal underwriter of the contracts. Capital Brokerage, a Washington corporation and an affiliate of ours, is located at 201 Merritt 7, PO Box 5005, Norwalk, Connecticut, 06856-5005. Capital Brokerage is registered with the SEC under the Securities Exchange Act of 1934 (“1934 Act”) as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. (“NASD”).

SALES OF THE CONTRACTS

Capital Brokerage offers the contracts through its registered representatives who are registered with the NASD and with the states in which they do business. More information about Capital Brokerage and its registered persons is available at http:/www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program. Registered representatives with Capital Brokerage are also licensed as insurance agents in the states in which they do business and are appointed by us.

We pay commissions and other marketing related expenses associated with the promotion and sales of the contracts to Capital Brokerage. The amount of the commission varies but is not expected to exceed approximately 1.4% of your aggregate premium payments. We may on occasion pay a higher commission for a short period of time as a special promotion. We pay commissions either as a percentage of premium payments at the time we receive them, as a percentage of Contract Value on an ongoing basis, or in some cases, a combination of both. The commission or a portion of it will be returned to us if the contract is surrendered during the first contract year.

When a contract is sold through a registered representative of Capital Brokerage, Capital Brokerage passes through a portion of the sales commission to the registered representative who sold the contract. Because registered representatives of Capital Brokerage are also agents of ours, they may be eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that we offer, such as conferences, trips, prizes, and awards.

Capital Brokerage may enter into selling agreements with other broker-dealers (including our affiliate, Terra Securities Corporation) registered under the 1934 Act to sell the contracts. Under these agreements, the commission paid to the broker-dealer is not expected to exceed the amount described above. When a contract is sold through another broker-dealer, Capital Brokerage passes through the entire amount of the sales commission to the selling broker-dealer; that broker-dealer may retain a portion of the commission before it pays the registered representative who sold the contract.

The amount of commissions we pay may vary based on the optional benefits an owner elects when he or she purchases the contract. We may offer a range of initial commission and trail commission options (which will take into account, among other things, the length of time the premium payments have been held under the contract, Contract Values and elected features and benefits).

We also may make other payments for services that do not directly involve the sales of the contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

We intend to recover commissions, marketing, administrative and other expenses and costs of contract benefits through fees and charges imposed under the contracts. Commissions paid on the contracts, including other incentives and payments, are not charged directly to you or to your Contract Value.

Capital Brokerage also receives 12b-1 fees from Alliance Variable Products Series Fund, Inc., Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, Janus Aspen Series, MFS® Variable Insurance Trust, Oppenheimer Variable Account Funds and Van Kampen Life Investment Trust.

Additional Information

OWNER QUESTIONS	The obligations to owners under the contracts are ours. Please direct your questions and concerns to us at our Home Office.

RETURN PRIVILEGE	Within 10 days after you receive the contract (or such longer period as may be required by applicable law), you may cancel it for any reason by delivering or mailing it postage prepaid to:

GE Life and Annuity Assurance Company

Annuity New Business

6610 West Broad Street

Richmond, Virginia 23230

If you cancel your contract, it will be void. Unless state law requires otherwise, the amount of the refund you receive will equal your Contract Value as of the Valuation Day our Home Office receives the returned contract plus any adjustments required by applicable law or regulation as of the date we receive the contract. If state law requires that we return your premium payments, the amount of the refund will equal the premium payments made less any partial surrenders you previously made. In certain states you may have more than 10 days to return the contract for a refund.

STATE REGULATION

As a life insurance company organized and operated under the laws of the Commonwealth of Virginia, we are subject to provisions governing life insurers and to regulation by the Virginia Commissioner of Insurance.

Our books and accounts are subject to review and examination by the State Corporation Commission of the Commonwealth of Virginia at all times. That Commission conducts a full examination of our operations at least every five years.

EVIDENCE OF DEATH, AGE, GENDER OR SURVIVAL	We may require proof of the age, gender or survival of any person or persons before acting on any applicable contract provision.

RECORDS AND REPORTS

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the Separate Account. At least once each year, we will send you a report showing information about your contract for the period covered by the report. The report will show the total Contract Value and a breakdown of the assets in each Subaccount and the Guarantee Account. The report also will show premium payments and charges made during the statement period. We also will send you an annual and a semi-annual report for each Portfolio to which you have allocated assets to a corresponding Subaccount, as required by the 1940 Act. In addition, when you make premium payments, transfers, or partial surrenders, you will receive a written confirmation of these transactions.

OTHER INFORMATION

We have filed a registration statement with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This prospectus does not contain all the information in the registration statement, its amendments and exhibits. Please refer to the registration statement for further information about the Separate Account, the Company, and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC and available on the SEC’s website at http://www.sec.gov.

LEGAL MATTERS

We, like other insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and/or material settlement payments have been made. Except for the McBride case described below, which is still in its preliminary stages, and its ultimate outcome, and any effect on us, cannot be determined at this time, we believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on our Consolidated Financial Statements.

On November 1, 2000, we were named as a defendant in a lawsuit filed in Georgia state court related to the sale of universal life insurance policies (McBride v. Life Insurance Co. of Virginia dba GE Life and Annuity Assurance Co.). On December 1, 2000, we successfully removed the case to the United States District Court for the Middle District of Georgia. The complaint is brought as a class action on behalf of all persons who purchased certain universal life insurance policies from us and alleges  improper sales practices in connection with the sale of universal life insurance policies. No class has been certified. On February 27, 2002, the Court denied our motion for summary judgment. We have vigorously denied liability with respect to the plaintiff’s allegations and the ultimate outcome of the McBride litigation cannot be determined at this time. The complaint seeks monetary compensation for premium amounts paid to us allegedly in excess of contractual obligations, other unspecified compensatory damages, punitive damages, a declaration that we cannot collect premiums from policyholders in excess of alleged contractual obligations, and equitable rescission rights.

Capital Brokerage Corporation, the principal underwriter, is not engaged in any litigation of any material nature.

Appendix A

Examples of the Available Death Benefits

BASIC DEATH BENEFIT	The purpose of this example is to show how the Basic Death Benefit works based on purely hypothetical values and is not intended to depict investment performance of the contract.

Example:    Assuming an owner:

(1)	purchases a contract for $100,000;

(2)	makes no additional premium payments and no partial surrenders;

(3)	is not subject to premium taxes; and

(4)	the Annuitant’s age is 75 on the Contract Date then:

Annuitant’s Age	End of Year	Contract Value	Basic Death Benefit

76	1	$103,000	$103,000
77	2	112,000	112,000
78	3	90,000	100,000
79	4	135,000	135,000
80	5	130,000	130,000
81	6	150,000	150,000
82	7	125,000	125,000
83	8	145,000	145,000

Partial surrenders (including partial surrenders taken for purposes of allocation to a Cross Funded Annuity) will reduce the Basic Death Benefit by the proportion that the partial surrender (including any premium tax assessed) reduces your Contract Value. For example:

Date	Purchase Payment	Contract Value	Basic Death Benefit

3/31/03	$10,000	$10,000	$10,000
3/31/11		20,000	20,000
3/31/13		14,000	10,000

If a partial surrender of $7,000 is made on March 31, 2013, the Basic Death Benefit immediately after the partial surrender will be $10,000 ($20,000 to $10,000) since the Contract Value is reduced 50% by the partial surrender ($14,000 to $7,000). This is true only if the Basic Death Benefit immediately prior to the partial surrender (as calculated above) is not the Contract Value on the date we receive due proof of the Annuitant’s death. It also assumes that both the Annuitant and Joint Annuitant are younger than age 80 at the time of death, and that no premium tax applies to the partial surrender. This example is based on purely hypothetical values and is not intended to depict investment performance of the contract.

ANNUAL STEP-UP DEATH BENEFIT RIDER OPTION

The following example shows how the Annual Step-Up Death Benefit works based on hypothetical values. It is not intended to depict investment performance of the Contract. The example assumes that an owner purchases a contract with an Annuitant age 75 at the time of issue. In addition, the example assumes that:

(1)	the owner purchases the contract for $100,000;

(2)	the owner makes no additional premium payments;

(3)	the owner makes no partial surrenders; then

End of Year	Annuitant’s Age	Contract Value	Annual Step-Up Death Benefit Amount

1	76	$103,000	$103,000
2	77	112,000	112,000
3	78	90,000	112,000
4	79	135,000	135,000
5	80	130,000	135,000
6	81	150,000	150,000
7	82	125,000	135,000
8	83	145,000	145,000

Partial surrenders (including partial surrenders taken for purposes of allocation to a Cross Funded Annuity) will reduce the Annual Step-Up Death Benefit by the proportion that the partial surrender (including any premium tax assessed) reduces your Contract Value.

5% ROLLUP DEATH BENEFIT RIDER OPTION

The following example shows how the 5% Rollup Death Benefit Rider Option works based on hypothetical values. It is not intended to depict investment performance of the contract. The example assumes that an owner purchases a contract with an Annuitant age 70 at the time of issue. In addition, the example assumes that:

(1)	The owner purchases the contract for $100,000;

(2)	The contract earns a 0% net return (- 3.05% net of fees for the mortality and expense risk charge, administrative expense charge, underlying Portfolio and the 5% Rollup Death Benefit Rider Option);

(3)	The owner makes no additional premium payments;
(4)	The owner makes annual partial surrenders equal to 5% of premium payments at end of the contract year; and

(5)	The contract is not subject to premium taxes.

End of Year	Annuitant’s Age	Partial Surrender Amount	Contract Value	5% Rollup Death Benefit

	70	—	$100,000	$100,000
1	71	$5,000	$ 95,000	$100,000
2	72	$5,000	$ 90,000	$100,000
3	73	$5,000	$ 85,000	$100,000
4	74	$5,000	$ 80,000	$100,000
5	75	$5,000	$ 75,000	$100,000
6	76	$5,000	$ 70,000	$100,000
7	77	$5,000	$ 65,000	$100,000
8	78	$5,000	$ 60,000	$100,000
9	79	$5,000	$ 55,000	$100,000

Partial surrenders (including partial surrenders taken for purposes of allocation to a Cross Funded Annuity) amounting to 5% or less of premium payments annually will reduce the 5% Rollup Death Benefit on a non pro-rata (dollar-for-dollar) basis. Therefore, in the example above, though a $5,000 partial surrender is made at the end of year 1, the 5% Rollup Death Benefit immediately after the partial surrender is still equal to $100,000 since the benefit is reduced only by the same dollar amount of the partial surrender.

Partial surrenders (including partial surrenders taken for purposes of allocation to a Cross Funded Annuity) exceeding 5% of premium payments in any year will reduce the 5% Rollup Death Benefit on a pro-rata basis (by the proportion that the partial surrenders, including any premium taxes assessed), reduces your Contract Value. All partial surrenders after exceeding 5% threshold will reduce the 5% Rollup Death Benefit on a pro-rata basis. For example:

Date	Premium Payment	Contract Value	5% Rollup Death Benefit Option Before Any Withdrawals

3/31/03	$10,000	$10,000	$10,000
3/31/11	—	20,000	10,600
3/31/12	—	14,000	11,236

Therefore, if a $7,000 partial surrender is made on March 31, 2012, the 5% Rollup Death Benefit immediately after the partial surrender will be $5,618 ($11,236 to

$5,618) ($20,000 to $10,000) since the Contract Value is reduced 50% by the partial surrender ($14,000 to $7,000). This is true only if the 5% Rollup Death Benefit immediately prior to the partial surrender (as calculated above) is not the Contract Value on the date we receive due proof of the Annuitant’s death. It also assumes that no premium taxes apply to the partial surrender.

EARNINGS PROTECTOR DEATH BENEFIT RIDER OPTION

The following example shows how the Earnings Protector Death Benefit works based on purely hypothetical values. It is not intended to depict investment performance of the contract. This example assumes an owner purchases a contract with an Annuitant age 65 at the time of issue, and that he or she makes no partial surrenders before the Annuitant’s death.

Date	Premium Payment	Contract Value	Gain	Death Benefit	Earnings Protector Death Benefit

8/01/03	100,000	100,000	0	100,000	0
8/01/18		300,000	200,000	300,000	70,000

If the Annuitant’s death and notification of the death occurs on 8/01/18, the Earnings Protector Death Benefit will equal $70,000. We determined this amount by multiplying the “gain” ($200,000) by 40%, which results in an amount of $80,000. However, since the Earnings Protector Death Benefit under this age scenario cannot exceed 70% of the premium payments ($100,000) under this age scenario, the Earnings Protector Death Benefit in this example will be $70,000.

On or after the later of May 1, 2003 or the date on which state insurance authorities approve applicable contract modifications.

The purpose of this example is to show how the Basic Death Benefit works based on purely hypothetical values and is not intended to depict investment performance of the contract.

Example: Assuming an owner:

(1)	purchases a contract for $100,000;

(2)	makes no additional premium payments and no partial surrenders;

(3)	is not subject to premium taxes; and

(4)	the Annuitant’s age is 70 on the Contract Date then:

Annuitant’s Age	End of Year	Contract Value	Basic Death Benefit

71	1	$103,000	$103,000
72	2	$110,000	$110,000
73	3	$ 80,000	$110,000
74	4	$120,000	$120,000
75	5	$130,000	$130,000
76	6	$150,000	$150,000
77	7	$160,000	$160,000
78	8	$130,000	$160,000

Partial surrenders will reduce the Basic Death Benefit by the proportion that the partial surrender (including any applicable surrender charge) reduced the Contract Value. For example:

Date	Premium Payment	Contract Value	Basic Death Benefit

3/31/03	$25,000	$25,000	$25,000
3/31/11		50,000	50,000
3/31/12		35,000	50,000

If a partial surrender of $17,500 is made on March 31, 2009, the Basic Death Benefit immediately after the partial surrender will be $25,000 ($50,000 to $25,000) since the Contract Value is reduced by 50% by the partial surrender ($35,000 to $17,500).

This is true only if the Basic Death Benefit immediately prior to the partial surrender (as calculated above) is not the Contract Value on the date we receive due proof of death of the Annuitant’s death. It also assumes that the Annuitant is younger than age 80 at the time of death, and that no premium tax applies to the partial surrender. This example is based on purely hypothetical values and is not intended to depict investment performance of the contract.

The purpose of the following example is to show how the Optional Enhanced Death Benefit works based on purely hypothetical values and is not intended to depict investment performance of the contract.

This example assumes a contract is purchased with an Annuitant age 65 at the time of issue, and no partial surrenders are made prior to the death of the Annuitant.

Date	Premium Payment	Contract Value	Gain	Death Benefit	Optional Enhanced Death Benefit

8/01/03	$100,000	$100,000	0	$100,000	0
8/01/18		300,000	200,000	300,000	$70,000

If the Annuitant’s death and our receipt of due proof of the death occur on August 01, 2015, the Optional Enhanced Death Benefit will equal $70,000. This amount is determined by multiplying the “gain” ($200,000) by 40%, which results in an amount of $80,000. However, since the Optional Enhanced Death Benefit cannot exceed 70% of the premiums paid ($100,000) under the applicable age scenario, the payment in this example will be $70,000.

Example for contracts issued prior to May 15, 2001 or the date on which state insurance authorities approve applicable contract modifications.

The purpose of this example is to show how the unadjusted death benefit works based on purely hypothetical values and is not intended to depict investment performance of the contract.

Example: Assuming an owner:

(1)	purchases a contract for $100,000;

(2)	makes no additional premium payments and no partial surrenders;

(3)	is not subject to premium taxes; and

(4)	the Annuitant is age 70 on the Contract Date, then:

Annuitant’s Age	End of Year	Contract Value	Unadjusted Death Benefit

71	1	$103,000	$103,000
72	2	$110,000	$110,000
73	3	$ 80,000	$110,000
74	4	$120,000	$120,000
75	5	$130,000	$130,000
76	6	$150,000	$150,000
77	7	$160,000	$160,000
78	8	$130,000	$160,000

Partial surrenders will reduce the death benefit by the proportion that the partial surrender reduced Contract Value. For example:

Date	Premium Payment	Contract Value	Unadjusted Death Benefit

3/31/03	$25,000	$25,000	$25,000
3/31/11		50,000	50,000
3/31/12		35,000	50,000

If a partial surrender of $17,500 is made on March 31, 2009, the unadjusted death benefit immediately after the partial surrender will be $25,000 ($50,000 to $25,000) since the Contract Value is reduced by 50% by the partial surrender ($35,000 to $17,500). This is true only if the unadjusted death benefit immediately prior to the partial surrender (as calculated above) is not the Contract Value on the date we receive due proof of death of the Annuitant’s death. It also assumes that the Annuitant is younger than age 80 at the time of death, and that no premium tax applies to the partial surrender. This example is based on purely hypothetical values and is not intended to depict investment performance of the contract.

Appendix B

Some of the Subaccounts invest in portfolios with a 12b-1 fee or a Service Share fee. Performance for these Subaccounts may reflect the historical performance of a different class of the Portfolios underlying the Subaccount. With respect to these Subaccounts, performance for time periods before the Portfolio’s 12b-1 or Service Share fee class introduction is restated to reflect the 12b-1 fee or Service Share fee. This information is provided by the Portfolios and may reflect fee waivers and expense reimbursements provided by certain Portfolios. We cannot guarantee that these fee waivers and expense reimbursements will continue. See the prospectuses for the Portfolios for additional information.

STANDARDIZED PERFORMANCE DATA

We may advertise the historical total returns for the Subaccounts according to standards established by the SEC. These standards are discussed in the Statement of Additional Information, which may be obtained free of charge by contacting our Home Office. The total return for a Subaccount assumes that an investment has been held in the Subaccount for various periods of time including a period measured from the date on which the particular Portfolio was first available in the Separate Account. When available, we will provide the total return for the periods of one, five and ten years, adjusted to reflect contract and Portfolio charges.

The total return quotations represent the average annual compounded rates of return that an initial investment of $1,000 in that Subaccount would equal as of the last day of each period.

The table below (Table 1) demonstrates the standardized average annual total returns of the Subaccounts for periods from the date on which a particular Portfolio was first available in the Separate Account to December 31, 2002.

Although the contract did not exist during all the periods shown in the table, the returns have been adjusted to reflect current charges imposed under the contract. The total returns shown reflect the deduction of applicable fees and charges assessed under the contract, for contracts issued on or after the later of May 1, 2003 or the date on which state insurance authorities approve applicable contract modifications including fees for the portfolios. Expenses include:

(1)	A mortality and expense risk charge of 1.35% (deducted daily at an effective annual rate of the assets in the Separate Account);

(2)	An administrative expense charge of 0.25% (deducted daily at an effective annual rate of the assets in the Separate Account);

(3)	An annual contract maintenance charge of $25 (assumed to be equivalent to 0.1% of the Contract Value); and

(4)	An annualized charge of 0.70% for the Greatest of Annual Step-Up, 5% Rollup and Earnings Protector Death Benefit Rider Option (an annual rate as a percentage of the Contract Value).

B-1

Premium taxes are not reflected in the calculations. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

[PERFORMANCE TO BE PROVIDED BY AMENDMENT]

STANDARDIZED PERFORMANCE DATA

The table below (Table 2) demonstrates the standardized average annual returns of the Subaccounts for the periods from the date on which a particular Portfolio was first available in the Separate Account to December 31, 2002.

Although the contract did not exist during all the periods shown in the table, the returns have been adjusted to reflect current charges imposed under the contract. The total returns shown reflect the deduction of applicable fees and charges assessed under the contract, including fees for the Portfolios. For contracts issued prior to May 1, 2003 or prior to the date state insurance authorities approve the applicable contract modifications, expenses include:

(1)	A mortality and expense risk charge of 1.35% (deducted daily at an effective annual rate of the assets in the Separate Account);

(2)	An administrative expense charge of 0.25% (deducted daily at an effective annual rate of the assets in the Separate Account);

(3)	An annual contract maintenance charge of $25 (assumed to be equivalent to 0.1% of the Contract Value); and

(4)	A maximum charge of 0.35% for the Optional Enhanced Death Benefit Rider (an annual rate as a percentage of the prior year’s Contract Value).

Premium taxes are not reflected in the calculations. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

B-2

NON-STANDARDIZED PERFORMANCE DATA

In addition to the standardized data discussed above, we may also show similar performance data for other periods.

We may from time to time also advertise or disclose average annual total return or other performance data in non-standardized formats for the Subaccounts. The non-standardized performance data may make different assumptions regarding the amount invested, the time periods shown, or the effect of partial surrenders or income payments.

Non-standardized performance data will be advertised only if we also disclose the standardized performance data as described in the previous section.

We may disclose historic performance data for the Portfolios since their inception reduced by some or all of the fees and charges under the contract. Such non-standard performance includes data that precedes the date on which a particular Portfolio was available in the Separate Account. This data is designed to show the performance that would have resulted if the contract had been in existence during that time, based on the Portfolio’s performance. This data assumes that the Subaccounts available under the contract were in existence for the same period as the Portfolio with the charges equal to those currently assessed in the contract, including charges for the Portfolios.

The following table reflects the non-standardized average annual total returns for the portfolios from the time they were declared effective by the SEC until December 31, 2002 for one, five and ten-year periods. The method of calculation used is described in the Statement of Additional Information, which may be obtained free of charge by contacting our Home Office.

The total returns of the Portfolios have been reduced by the Separate Account charges, as if the contract had been in existence since the inception of the Portfolios. Expenses include:

(1)	A mortality and expense risk charge of 1.35% (deducted daily at an effective annual rate of the assets in the Separate Account);

(2)	An administrative expense charge of 0.25% (deducted daily at an effective annual rate of the assets in the Separate Account); and

(3)	An annual contract maintenance charge of $25 (assumed to be equivalent to 0.1% of the Contract Value).

The charge for the optional death benefits and premium taxes are not included in the calculations. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

B-3

[PERFORMANCE TO BE PROVIDED BY AMENDMENT]

B-4

Appendix C

The value of an Accumulation Unit is determined on the basis of changes in the per share value of the Portfolios and the assessment of Separate Account charges.

The Accumulation Unit values and the number of Accumulation Units outstanding for each Subaccount for the periods shown are as follows:

[Condensed Financial Information for 2002 to be provided by Amendment.]

Subaccounts	Accumulation Unit Values at Beginning of Period	Accumulation Unit Values at End of Period	Number of Accumulation Units at End of Period	Year

AIM Variable Insurance Funds

AIM V.I. Capital Appreciation Fund — Series I Shares				2002
	$—	$7.56	80,573	2001
	—	—	—	2000
	—	—	—	1999

AIM V.I. Growth Fund — Series I Shares				2002
	—	6.57	29,164	2001
	—	—	—	2000
	—	—	—	1999

AIM V.I. Premier Equity Fund — Series I Shares				2002
	—	8.70	165,666	2001
	—	—	—	2000
	—	—	—	1999

The Alger American Fund

Alger American Large Cap Growth Portfolio				2002
		8.64	1,392,133	2001
	11.88	9.96	1,392,041	2000
	—	11.87	231,761	1999

Alger American Small Capitalization Portfolio				2002
	8.97	6.81	528,445	2001
	13.64	9.82	537,277	2000
	—	13.71	97,659	1999

Alliance Variable Products Series Fund Inc.

Growth and Income Portfolio — Class B				2002
	—	10.50	340,210	2001
	—	—	—	2000
	—	—	—	1999

Premier Growth Portfolio — Class B				2002
	—	8.03	68,468	2001
	—	—	—	2000
	—	—	—	1999

Quasar Portfolio — Class B				2002
	—	9.03	2,245	2001
	—	—	—	2000
	—	—	—	1999

Subaccounts	Accumulation Unit Values at Beginning of Period	Accumulation Unit Values at End of Period	Number of Accumulation Units at End of Period	Year

Dreyfus

Dreyfus Investment Portfolio — Emerging Markets Portfolio — Initial Shares				2002
	$—	$10.09	64,379	2001
	—	—	—	2000
	—	—	—	1999

The Dreyfus Socially Responsible Growth Fund, Inc. — Initial Shares				2002
	—	7.55	21,440	2001
	—	—	—	2000
	—	—	—	1999

Federated Insurance Series

Federated American Leaders Fund II				2002
	9.28	8.94	397,695	2001
	9.24	9.49	243,347	2000
	—	9.42	85,187	1999

Federated High Income Bond Fund II				2002
	8.60	8.59	197,752	2001
	9.59	8.61	124,964	2000
	—	9.61	55,873	1999

Federated High Income Bond Fund II — Service Shares				2002
		9.96	45,977	2001
				2000
				1999

Federated International Small Company Fund II				2002
		6.96	16,924	2001
				2000
				1999

Federated Utility Fund II				2002
	8.80	7.59	129,702	2001
	9.80	8.94	107,356	2000
	—	9.98	36,259	1999

Fidelity Variable Insurance Products Fund (“VIP”)

VIP Equity-Income Portfolio				2002
	9.83	9.30	917,825	2001
	9.08	9.95	557,714	2000
	—	9.32	242,696	1999

VIP Equity-Income Portfolio — Service Class 2				2002
		9.79	124,443	2001
				2000
				1999

VIP Growth Portfolio				2002
	10.36	8.76	1,048,860	2001
	12.31	10.81	1,122,676	2000
	—	12.34	333,735	1999

VIP Growth Portfolio — Service Class 2				2002
		7.97	272,129	2001
				2000
				1999

Subaccounts	Accumulation Unit Values at Beginning of Period	Accumulation Unit Values at End of Period	Number of Accumulation Units at End of Period	Year

VIP Overseas Portfolio				2002
	$10.36	$8.07	179,907	2001
	13.13	10.41	167,898	2000
	—	13.08	28,190	1999

Fidelity Variable Insurance Products Fund II (“VIP II”)

VIP II Asset ManagerSM Portfolio				2002
	9.82	9.43	220,652	2001
	10.48	9.99	212,496	2000
	—	10.57	44,890	1999

VIP II Contrafund® Portfolio				2002
	10.04	8.96	1,229,421	2001
	11.11	10.38	1,214,744	2000
	—	11.29	336,615	1999

VIP II Contrafund® Portfolio — Service Class 2

Fidelity Variable Insurance Products Fund III (“VIP III”)

VIP III Growth & Income Portfolio				2002
	9.29	8.54	607,616	2001
	9.85	9.52	513,093	2000
	—	10.03	150,665	1999

VIP III Growth & Income Portfolio — Service Class 2				2002
		8.97	103,917	2001
				2000
				1999

VIP III Growth Opportunities Portfolio				2002
	7.78	6.79	268,664	2001
	9.71	8.07	236,293	2000
	—	9.89	92,620	1999

VIP III Mid Cap Portfolio — Service Class 2				2002
		10.26	82,604	2001
				2000
				1999

GE Investments Funds, Inc.

Income Fund	11.22			2002
	10.75	11.27	257,747	2001
	9.73	10.66	165,406	2000
	—	9.78	67,078	1999

International Equity Fund	8.12			2002
	10.36	8.11	121,898	2001
	12.19	10.41	96,984	2000
	—	12.12	15,200	1999

Mid-Cap Value Equity Fund	10.18			2002
	10.04	10.22	532,256	2001
	9.48	10.36	330,352	2000
	—	9.72	147,340	1999

Subaccounts	Accumulation Unit Values at Beginning of Period	Accumulation Unit Values at End of Period	Number of Accumulation Units at End of Period	Year

Money Market Fund	$10.94			2002
	10.69	$10.94	4,564,152	2001
	10.23	10.69	3,819,606	2000
	—	10.23	1,214,273	1999

Premier Growth Equity Fund	9.81			2002
	10.56	9.78	419,925	2001
	11.51	10.94	294,786	2000
	—	11.73	96,385	1999

Real Estate Securities Fund	13.10			2002
	11.80	13.10	93,831	2001
	9.00	11.90	70,076	2000
	—	9.12	10,487	1999

S&P 500® Index Fund	8.37			2002
	9.36	8.32	2,084,126	2001
	10.70	9.63	1,753,549	2000
	—	10.81	543,614	1999

Small-Cap Value Equity Fund				2002
		12.05	108,992	2001
				2000
				1999

Total Return Fund	10.35			2002
	10.73	10.36	372,552	2001
	10.40	10.85	283,441	2000
	—	10.50	78,079	1999

U.S. Equity Fund	9.31			2002
	10.10	9.29	313,046	2001
	10.37	10.32	254,245	2000
	—	10.55	100,906	1999

Value Equity Fund				2002
		9.17	118,284	2001
				2000
				1999

Goldman Sachs Variable Insurance Trust

Goldman Sachs Growth and Income Fund				2002
	8.72	7.97	173,565	2001
	9.42	8.94	86,719	2000
	—	9.53	15,109	1999

Goldman Sachs Mid Cap Value Fund				2002
	11.25	12.64	436,048	2001
	8.71	11.46	237,882	2000
	—	8.89	42,809	1999

Janus Aspen Series

Aggressive Growth Portfolio				2002
	11.17	7.22	1,217,251	2001
	18.14	12.12	1,417,961	2000
	—	18.07	513,109	1999

Subaccounts	Accumulation Unit Values at Beginning of Period	Accumulation Unit Values at End of Period	Number of Accumulation Units at End of Period	Year

Aggressive Growth Portfolio — Service Shares				2002
		$5.88	46,629	2001
				2000
				1999

Balanced Portfolio				2002
	$10.75	10.21	1,591,602	2001
	11.19	10.88	1,437,590	2000
	—	11.31	347,91	1999

Balanced Portfolio — Service Shares				2002
		9.57	236,619	2001
				2000
				1999

Capital Appreciation Portfolio				2002
	10.17	8.20	1,245,067	2001
	13.23	10.64	1,575,700	2000
	—	13.22	428,091	1999

Capital Appreciation Portfolio — Service Shares				2002
		7.79	96,923	2001
				2000
				1999

Flexible Income Portfolio				2002
	10.44	10.98	200,610	2001
	9.88	10.36	191,005	2000
	—	9.90	89,213	1999

Global Life Sciences Portfolio — Service Shares				2002
	10.87	9.35	154,798	2001
	—	11.41	97,759	2000
	—	—	—	1999

Global Technology Portfolio — Service Shares				2002
	6.32	4.19	275,684	2001
	—	6.80	222,133	2000
	—	—	—	1999

Growth Portfolio				2002
	10.21	7.96	1,819,775	2001
	12.65	10.74	2,092,272	2000
	—	12.77	500,424	1999

Growth Portfolio — Service Shares				2002
		7.19	121,973	2001
				2000
				1999

International Growth Portfolio				2002
	13.77	10.60	784,857	2001
	17.21	14.03	885,554	2000
	—	16.96	102,381	1999

International Growth Portfolio — Service Shares				2002
		7.53	48,624	2001
				2000
				1999

Subaccounts	Accumulation Unit Values at Beginning of Period	Accumulation Unit Values at End of Period	Number of Accumulation Units at End of Period	Year

Worldwide Growth Portfolio				2002
	$12.07	$9.48	1,487,500	2001
	15.15	12.42	1,684,062	2000
	—	14.97	406,948	1999

Worldwide Growth Portfolio — Service Shares				2002
		7.58	227,777	2001
				2000
				1999

MFS® Variable Insurance Trust

MFS® Investors Growth Stock Series — Service Class Shares				2002
	—	7.36	84,171	2001
	—	—	—	2000
		—	—	1999

MFS® Investors Trust Series — Service Class Shares				2002
	—	8.36	61,876	2001
	—	—	—	2000
		—	—	1999

MFS® New Discovery Series — Service Class Shares				2002
	—	9.90	67,674	2001
	—	—	—	2000
		—	—	1999

MFS® Utility Series — Service Class Shares				2002
	—	7.76	41,040	2001
	—	—	—	2000
		—	—	1999

Oppenheimer Variable Account Funds

Oppenheimer Aggressive Growth Fund/VA				2002
	12.97	9.50	337,019	2001
	16.64	14.05	459,900	2000
	—	16.08	24,750	1999

Oppenheimer Bond Fund/VA				2002
	10.24	10.78	290,069	2001
	9.68	10.16	167,312	2000
	—	9.73	41,749	1999

Oppenheimer Capital Appreciation Fund/VA				2002
	12.11	10.78	735,051	2001
	12.61	12.54	634,278	2000
	—	12.77	81,428	1999

Oppenheimer Global Securities Fund/VA — Service Shares				2002
		9.20	86,595	2001
				2000
				1999

Oppenheimer Main Street Growth & Income Fund/VA — Service Shares				2002
		8.84	140,805	2001
				2000
				1999

Subaccounts	Accumulation Unit Values at Beginning of Period	Accumulation Unit Values at End of Period	Number of Accumulation Units at End of Period	Year

Oppenheimer High Income Fund/VA				2002
	$9.25	$9.28	178,281	2001
	9.76	9.25	141,624	2000
	—	9.77	35,858	1999

Oppenheimer Multiple Strategies Fund/VA				2002
	10.63	10.77	190,985	2001
	10.17	10.71	116,683	2000
	—	10.23	10,366	1999

PIMCO Variable Insurance Trust

Foreign Bond Portfolio — Administrative Class Shares	10.90			2002
	—	10.86	23,078	2001
	—	—	—	2000
		—	—	1999

High Yield Portfolio — Administrative Class Shares	10.17			2002
	—	10.18	67,250	2001
	—	—	—	2000
		—	—	1999

Long-Term U.S. Government Portfolio — Administrative Class Shares	10.65			2002
	—	10.81	132,087	2001
	—	—	—	2000
		—	—	1999

Total Return Portfolio — Administrative Class Shares	10.84			2002
	—	10.88	397,634	2001
	—	—	—	2000
		—	—	1999

Salomon Brothers Variable Series Fund Inc

Investors Fund	10.69			2002
	11.17	10.65	239,512	2001
	9.78	11.30	100,680	2000
	—	9.96	2,865	1999

Strategic Bond Fund	10.90			2002
	10.43	10.90	118,221	2001
	9.80	10.36	108,469	2000
	—	9.81	15,296	1999

Total Return Fund	9.91			2002
	10.17	9.94	49,020	2001
	9.52	10.19	33,720	2000
	—	9.59	16,292	1999

Rydex Variable Trust

OTC Fund				2002
	—	5.58	18,702	2001
	—	—	—	2000
		—	—	1999

Van Kampen Life Investment Trust

Comstock II Portfolio — Class II Shares				2002

Emerging Growth Portfolio — Class II Shares				2002

The following Portfolios were added to the Separate Account on May 1, 2003. Therefore, no Condensed Financial Information is available:

AIM Variable Insurance Funds — AIM V.I. Basic Value Fund — Series II Shares, Alliance Variable Products Series Fund, Inc. — Technology Portfolio — Class B, Federated Insurance Series — Federated Kaufmann Fund II — Service Shares, Fidelity Variable Insurance Products Fund III — VIP III Dynamic Capital Appreciation Portfolio — Service Class 2, Greenwich Street Series Funds — Salomon Brothers Variable All Cap Value Fund — Class II, Greenwich Street Series Funds — Salomon Brothers Variable Emerging Growth Fund — Class II, Nations Separate Account Trust — Nations Marsico Growth Portfolio, Nations Separate Account Trust — Nations Marsico International Opportunities Portfolio, Oppenheimer Variable Account Funds — Oppenheimer Aggressive Growth Fund/VA — Service Shares, The Prudential Series, Inc. — Jennison Portfolio — Class II and The Prudential Series Fund, Inc. — Jennison 20/20 Focus Portfolio — Class II.

Statement of Additional Information

Page
The Company
The Separate Account
Additional Information About the Guarantee Account
The Contracts
Transfer of Annuity Units
Net Investment Factor
Agreements with Distributors and Advisers for the Fund
Termination of Participation Agreements
Calculation of Performance Data
Subaccount Investing in the GE Investments Funds, Inc. — Money Market Fund
Other Subaccounts
Other Performance Data
Federal Tax Matters
Taxation of GE Life and Annuity Assurance Company
IRS Required Distributions
General Provisions
Using the Contracts as Collateral
The Beneficiary
Non-Participating
Misstatement of Age or Gender
Incontestability
Statement of Values
Trust as Owner or Beneficiary
Written Notice
Distribution of the Contracts
Legal Developments Regarding Employment-Related Benefit Plans
Regulation of GE Life and Annuity Assurance Company
Experts
Financial Statements

GE Life and Annuity Assurance Company

6610 West Broad Street

Richmond, Virginia 23230

i

A Statement of Additional Information containing more detailed information about the contract and the Separate Account is available free by writing us at the address below or by calling (800) 352-9910.

GE Life and Annuity Assurance Company

Annuity New Business

6610 W. Broad Street

Richmond, VA 23230

Please mail a copy of the Statement of Additional Information for the Separate Account, Form P1151 1/99 to:

Name

Address

Street

City	State	Zip

Signature of Requestor

ii

Statement of Additional Information For The

Flexible Premium Variable Deferred Annuity Contract

Form P1151 1/99

Issued by:

GE Life and Annuity Assurance Company

GE Life & Annuity Separate Account 4

6610 West Broad Street

Richmond, Virginia 23230

Telephone Number: 1-800-352-9910

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus, dated May 1, 2003, for the Flexible Premium Variable Deferred Annuity Contract issued by GE Life and Annuity Assurance Company through its GE Life & Annuity Separate Account 4. The terms used in the current prospectus for the Flexible Premium Variable Deferred Annuity Contract are incorporated into this Statement of Additional Information.

For a free copy of the prospectus:

Call:	1-800-352-9910

Or write:	GE Life and Annuity Assurance Company
6610 West Broad Street
Richmond, Virginia 23230

Or visit:	www.gefinancialservice.com

Or contact your financial representative

The date of this Statement of Additional Information is May 1, 2003.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACT AND THE PORTFOLIOS.

Statement of Additional Information

The Company

The Separate Account

Additional Information About the Guarantee Account

The Contracts
Transfer of Annuity Units
Net Investment Factor

Agreements with Distributor and Advisers for the Funds

Termination of Participation Agreements

Calculation of Performance Data
Subaccount Investing in the GE Investments Funds, Inc. — Money Market Fund
Other Subaccounts
Other Performance Data

Federal Tax Matters
Taxation of GE Life and Annuity Assurance Company
IRS Required Distributions

General Provisions
Using the Contracts as Collateral
The Beneficiary
Non-Participating
Misstatement of Age or Gender
Incontestability
Statement of Values
Trust as Owner or Beneficiary
Written Notice

Distribution of the Contracts

Legal Developments Regarding Employment-Related Benefit Plans

Regulation of GE Life and Annuity Assurance Company

Experts

Financial Statements

THE COMPANY

We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871 to The Life Insurance Company of Virginia. General Electric Capital Corporation (“GE Capital”) acquired us from Aon Corporation on April 1, 1996. GE Capital subsequently contributed the Company to its wholly owned subsidiary, GE Financial Assurance Holdings, Inc. (“GE Financial Assurance”) and ultimately the majority of the outstanding common stock to General Electric Capital Assurance Company (“GECA”). As part of an internal reorganization of GE Financial Assurance’s insurance subsidiaries, The Harvest Life Insurance Company (“Harvest”) merged into the Company on January 1, 1999. At this time we were renamed GE Life and Annuity Assurance Company. Harvest’s former parent, Federal Home Life Insurance Company (“Federal”), received common stock of the Company in exchange for its interest in Harvest.

GE Financial Assurance indirectly owns approximately ninety-seven percent of our outstanding common stock. The stock is owned directly by General Electric Capital Assurance Company (“GE Capital Assurance”) and by Federal. Both GE Capital Assurance, which directly owns approximately eighty-five percent of our outstanding common stock, and Federal, which owns approximately twelve percent of our outstanding common stock, are indirectly owned by GE Financial Assurance. The 84 remaining shares of our outstanding common stock are owned by Phoenix Home Life Mutual Insurance Company, Inc. (“Phoenix”). All of our outstanding non-voting preferred stock is owned by GE Financial Assurance. GE Financial Assurance is a wholly-owned subsidiary of GE Capital which in turn is wholly owned, directly or indirectly, by General Electric Company (“GE”).

We principally offer annuity contracts, GICs, funding agreements, and life insurance. We do business in the District of Columbia and all states except New York. Our principal offices are located at 6610 West Broad Street, Richmond, Virginia 23230.

We are subject to regulation by the State Corporation Commission of the Commonwealth of Virginia. We file an annual statement with the Virginia Commissioner of Insurance on or before March 1 of each year covering our operations and reporting on our financial condition as of December 31 of the preceding year. Periodically, the Commissioner of Insurance examines our liabilities and reserves and those of the Separate Account and assesses their adequacy, and a full examination of our operations is conducted by the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia, at least every five years.

We are also subject to the insurance laws and regulation of other states within which we are licensed to operate.

THE SEPARATE ACCOUNT

We established the GE Life & Annuity Separate Account 4 as a separate investment account on August 19, 1987. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and meets the definition of a separate account under the Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC.

ADDITIONAL INFORMATION ABOUT THE GUARANTEE ACCOUNT

Amounts in the Guarantee Account are held in, and are part of, our General Account. The General Account consists of our assets other than those allocated to the Separate Account and our other separate accounts. Subject to statutory authority, we have sole discretion over the investment of assets of the General Account. The assets of the General Account are chargeable with liabilities arising out of any business we may conduct.

The initial interest rate guarantee period for any allocation you make to the Guarantee Account will be one year or longer. Subsequent interest rate guarantee periods will each be at least one year. We may credit additional rates of interest for specified periods from time to time. We determine the interest rates in our sole discretion. The determination made will be influenced by, but not necessarily correspond to, interest rates available on fixed income investments which we may acquire with the amounts we receive as premium payments or transfers of assets under the contracts. You will have no direct or indirect interest in these investments. We also will consider other factors in determining interest rates for a guarantee period including, but not limited to, regulatory and tax requirements, sales commissions, and administrative expenses borne by us, general economic trends, and competitive factors. Amounts you allocate to the Guarantee Account will not share in the investment performance of our General Account. We cannot predict or guarantee the level of interest rates in future guarantee periods. However, the interest rates for any interest rate guarantee period will be at least the guaranteed interest rate shown in your contract.

We reserve the right to impose restrictions on transfers involving the Guarantee Account. Such restrictions may include permitting transfers from an interest rate guarantee period only during the 30 day period immediately following the end of the guarantee period, limiting the amount of assets available for transfer at any one time to 25% of the allocations to the Guarantee Account plus accrued interest and prohibiting transfers to the Guarantee Account for the six month period following a transfer from the Guarantee Account.

THE CONTRACTS

TRANSFER OF ANNUITY UNITS	At your request, Annuity Units may be transferred once per calendar year from the Subaccounts in which they are currently held (subject to certain instructions described in the contract).

The number of Annuity Units to be transferred is (a) times (b) divided by (c) where:

(a)	is the number of Annuity Units in the current Subaccount desired to be transferred;

(b)	is the Annuity Unit Value for the Subaccount in which the Annuity Units are currently held; and

(c)	is the Annuity Unit Value for the Subaccount to which the transfer is made.

If the number of Annuity Units remaining in a Subaccount after the transfer is less than 1, the Company will transfer the remaining Annuity Units in addition to the amounts requested. We will not transfer Annuity Units into any Subaccount unless the number of Annuity Units of that Subaccount after the transfer is at least 1. The amount of the income payment as of the date of the transfer will not be affected by the transfer (however, subsequent variable income payments will reflect the investment experience of the selected Subaccounts).

NET INVESTMENT FACTOR

The net investment factor measures investment performance of the Subaccount during a Valuation Period. Each Subaccount has its own net investment factor for a Valuation Period. The net investment factor of an Subaccount available under a contract for a Valuation Period is (a) divided by (b) minus (c) where:

(a)	is the result of:

(1)	the value of the net assets of that Subaccount at the end of the preceding Valuation Period; plus

(2)	the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the net investment factor is being determined; minus

(3)	the capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

(4)	any amount charged against that Subaccount for taxes (this includes any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Subaccount); and

(b)	is the value of the net assets of that Subaccount at the end of the preceding Valuation Period; and

(c)	is a factor for the Valuation Period representing the mortality and expense risk charge and the administrative expense charge.

We will value the assets in the Separate Account at their fair market value in accordance with generally accepted accounting practices and applicable laws.

AGREEMENTS WITH DISTRIBUTORS AND ADVISERS FOR THE FUNDS

We have entered into agreements with either the investment adviser or distributor of each of the Funds under which the adviser or distributor pays us a fee ordinarily based upon a percentage of the average annual aggregate net amount we have invested in the Portfolio on behalf of the Separate Account and other separate accounts. These percentages differ, and some investment advisers or distributors pay us a greater percentage than other advisors or distributors. The amounts we receive under these agreements may be significant. The agreements reflect administrative services we provide.

TERMINATION OF PARTICIPATION AGREEMENTS	The participation agreements pursuant to which the Funds sell their shares to the Separate Account contain varying provisions regarding termination. The following summarizes those provisions:

AIM Variable Insurance Funds.    This agreement may be terminated by the parties on six months’ advance written notice.

The Alger American Fund.    This agreement may be terminated at the option of any party upon six months’ written notice to the other parties, unless a shorter time is agreed to by the parties.

Alliance Variable Products Series Fund, Inc.    This agreement may be terminated by the parties on six months’ advance written notice.

Dreyfus.    This agreement may be terminated by the parties on six months’ advance written notice.

Eaton Vance Variable Trust. [To be provided by Amendment]

Federated Insurance Series.    This agreement may be terminated by any of the parties on 180 days written notice to the other parties.

Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, and Fidelity Variable Insurance Products Fund III (“the Fund”).    These agreements provide for termination (1) on one year’s advance notice by either party, (2) at the Company’s option if shares of the Fund are not reasonably available to meet requirements of the contracts, (3) at the option of either party if certain enforcement proceedings are instituted against the other, (4) upon vote of the contract owners to substitute shares of another mutual fund, (5) at the Company’s option if shares of the Fund are not registered, issued, or sold in accordance with applicable laws or if the Fund ceases to qualify as a regulated investment company under the Code, (6) at the option of the Fund or its principal underwriter if it determines that the Company has suffered material adverse changes in its business or financial condition or is the subject of material adverse publicity, (7) at the option of the Company if the Fund has suffered material adverse changes in its business or financial condition or is the subject of material adverse publicity, or (8) at the option of the Fund or its principal underwriter if the Company decides to make another mutual fund available as a funding vehicle for its contracts.

GE Investments Funds, Inc.    This agreement may be terminated at the option of any party upon six months’ written notice to the other parties, unless a shorter time is agreed to by the parties.

Goldman Sachs Variable Insurance Trust.    This agreement may be terminated at the option of any party upon six months’ written notice to the other parties, unless a shorter time is agreed to by the parties.

Greenwich Street Series Funds. [To be provided by Amendment]

Janus Aspen Series.    This agreement may be terminated by the parties on six months’ advance written notice.

MFS® Variable Insurance Trust.    This agreement may be terminated by the parties on six months’ advance written notice.

Nations Separate Account Trust. [To be provided by Amendment]

Oppenheimer Variable Account Funds.    This agreement may be terminated by the parties on six months’ advance written notice.

PIMCO Variable Insurance Trust.    This agreement may be terminated by the parties on six months’ advance written notice, unless a shorter time is agreed to by the parties.

The Prudential Series Fund, Inc. [To be provided by Amendment]

Rydex Variable Trust.    This agreement may be terminated by the parties on six months’ advance written notice.

Salomon Brothers Variable Series Fund Inc.    This agreement may be terminated at the option of any party upon six months’ written notice to the other parties, unless a shorter time is agreed to by the parties.

Van Kampen Life Insurance Trust.    This agreement may be terminated by the parties on sixty days’ advance written notice.

CALCULATION OF PERFORMANCE DATA

From time to time, we may disclose total return, yield, and other performance data for the Subaccount pertaining to the contracts. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the Securities and Exchange Commission and the National Association of Securities Dealers.

The calculations of yield, total return, and other performance data do not reflect the effect of any premium tax that may be applicable to a particular contract. Premium taxes currently range from 0% to 3.5% of premium payments and are generally based on the rules of the state in which you reside.

SUBACCOUNT INVESTING IN THE GE INVESTMENTS FUNDS, INC. — MONEY MARKET FUND

From time to time, advertisements and sales literature may quote the yield of the Subaccount investing in the GE Investments Funds, Inc. — Money Market Fund for a seven-day period, in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the corresponding money market Portfolio or on its Portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a contract having a balance of one unit in the Subaccount investing in the GE Investments Funds, Inc. —  Money Market Fund at the beginning of the period, dividing such net change in contract Value by the value of the account at the beginning of the period to determine the base period return, and annualizing the result on a 365-day basis. The net change in Contract Value reflects: (1) net income from the Portfolio attributable to the hypothetical account; and (2) charges and deductions imposed under the contract which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the annual contract maintenance charge, the mortality and expense risk charge deducted daily at an annualized rate of 1.35% of your assets in the Separate Account and an administrative expense charge deducted daily at an annualized rate of 0.25% of your assets in the Separate Account. The annual contract maintenance charge is only deducted if Contract Value at the time of deduction is less than $25,000. We assume for the purposes of the yield calculation that this charge will be waived. Current Yield will be calculated according to the following formula:

Current Yield  =  ((NCP - ES)/UV) × (365/7)

where:

NCP	=

the net change in the value of the investment Portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of one Accumulation Unit.

ES	=	per unit expenses of the hypothetical account for the seven-day period.

UV	=	the unit value on the first day of the seven-day period.

We also quote the effective yield of the Subaccount investing in the GE Investments Funds, Inc. — Money Market Fund determined on a compounded basis for the same seven-day period may also be quoted. The effective yield is calculated by compounding the base period return according to the following formula:

Effective Yield  =  (1 + ((NCP - ES)/UV))365/7 - 1

where:

NCP	=

the net change in the value of the investment Portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of one Accumulation Unit.

ES	=	per unit expenses of the hypothetical account for the seven-day period.

UV	=	the unit value on the first day of the seven-day period.

The yield on amounts held in the Subaccount investing in the GE Investments Funds, Inc. — Money Market Fund normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The actual yield for the GE Investments Funds, Inc. — Money Market Fund is affected by changes in interest rates on money market securities, average Portfolio maturity of the Subaccount’s corresponding money market Portfolio, the types and quality of Portfolio securities held by that Portfolio, and that portfolio’s operating expenses. Because of the charges and deductions imposed under the contract, the yield for the Subaccount investing in the GE Investments Funds, Inc. —Money Market Fund will be lower than the yield for GE Investments Funds, Inc. —  Money Market Fund.

Yield calculations do not take into account any charges for the optional death benefit riders.

[Yields to be provided by Amendment]

Current Yield         % as of December 31, 2002

Effective Yield         % as of December 31, 2002

Past Performance is not a Guarantee or Projection of Future Results

OTHER SUBACCOUNTS

Standardized Total Return.    Sales literature or advertisements may quote total return, including average annual total return for one or more of the Subaccounts for various periods of time including 1 year, 5 years and 10 years, or from inception if any of those periods are not available.

Average annual total return for a period represents the average annual compounded rate of return that would equate an initial investment of $1,000 under a contract to the redemption value of that investment as of the last day of the period. The ending date for each period for which total return quotations are provided will be for the most recent practicable, considering the type and media of the communication, and will be stated in the communication.

For periods that begin before the contract was available, performance data will be based on the performance of the underlying Portfolios, with the level of the Separate Account and contract charges currently in effect. Average annual total return will be calculated using Subaccount unit values and the annual contract maintenance charge as described below:

1.	We calculate unit value for each Valuation Period based on the performance of the Subaccounts underlying investment Portfolio (after deductions for Portfolio expenses, the administrative expense charge, and the mortality and expense risk charge).

2.	The annual contract maintenance charge is $25 per year, deducted at the beginning of each contract year after the first. For purposes of calculating average annual total return, an average contract maintenance charge is used (currently 0.1% of Contract Value attributable to the hypothetical investment). This charge will be waived if the Contract Value is at least $25,000 at the time the charge is due.

3.	Standardized total return considers the charges for all optional death benefit riders.

4.	Standardized total return does not reflect the deduction of any premium taxes.

5.	Standardized total return will then be calculated according to the following formula:

TR  =  (ERV/P)1/N-1

where:

TR	=	the average annual total return for the period

ERV	=	the ending redeemable value (reflecting deductions as described above) of the hypothetical investment at the end of the period

P	=	a hypothetical single investment of $1,000

N	=	the duration of the period (in years)

The Portfolios have provided the price information used to calculate the historical performance of the Subaccounts. We have no reason to doubt the accuracy of the figures provided by the Portfolios. We have not independently verified such information.

OTHER PERFORMANCE DATA	We may disclose cumulative total return in conjunction with the standard format described above. The cumulative total return will be calculated using the following formula:

CTR  =  (ERV/P) - 1

where:

CTR	=	the cumulative total return for the period

ERV	=	the ending redeemable value (reflecting deductions as described above) of the hypothetical investment at the end of the period

P	=	a hypothetical single investment of $1,000

Other non-standardized quotations of Subaccount performance may also be used in sales literature. Such quotations will be accompanied by a description of how they were calculated. We will accompany any non-standardized quotations of Subaccount performance with standardized performance quotations.

FEDERAL TAX
MATTERS

TAXATION OF GE LIFE AND ANNUITY ASSURANCE COMPANY

We do not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the contracts. (See the “Federal Tax Matters” section of the prospectus.) Based upon these expectations, no charge is being made currently to the Separate Account for Federal income taxes. Such a charge may be made in future years if we believe that we may incur Federal income taxes. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what we currently believe it to be, if there are changes made in the Federal income tax treatment of annuities at the corporate level, or if there is a change in our tax status. In the event that we should incur Federal income taxes attributable to investment income or capital gains retained as part of the reserves under the contracts, the Contract Value would be correspondingly adjusted by any provision or charge for such taxes.

We may also incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes, with the exception of premium taxes, are not significant. If there is a material change in applicable state or local tax laws causing an increase in taxes other than premium taxes (for which we may currently impose a charge), charges for such taxes attributable to the Separate Account may also be made.

IRS REQUIRED DISTRIBUTIONS	In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Code requires any Non-Qualified contract to provide that:

(a)	if any owner dies on or after the Maturity Date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner’s death; and

(b)	if any owner dies prior to the Maturity Date, the entire interest in the contract will be distributed:

(1)	within five years after the date of that owner’s death, or

(2)	as income payments which will begin within one year of that owner’s death and which will be made over the life of the owner’s “designated beneficiary” or over a period not extending beyond the life expectancy of that beneficiary.

The “designated beneficiary” generally is the person who will be treated as the sole owner of the contract following the death of the owner, joint owner or, in certain circumstances, the Annuitant or Joint Annuitant. However, if the “designated beneficiary” is the surviving spouse of the decedent, these distribution rules will not apply until the surviving spouse’s death (and this spousal exception will not again be available). If any owner is not an individual, the death of the Annuitant will be treated as the death of an owner for purposes of these rules.

The Non-Qualified contracts contain provisions which are intended to comply with the requirements of section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of Code section 72(s) when clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

GENERAL PROVISIONS

USING THE CONTRACTS AS COLLATERAL

Non-Qualified Contracts can be assigned as collateral security. We must be notified in writing if a contract is assigned. Any payment made before the assignment is recorded at our Home Office will not be affected. We are not responsible for the validity of an assignment. Your rights and the rights of a beneficiary may be affected by an assignment. The basic benefits of a Non-Qualified Contract are assignable. Additional benefits added by rider may or may not be available and/or eligible for assignment.

Qualified Contracts may not be sold, assigned, transferred, discounted, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.

The basic benefits of the contract are assignable. Additional benefits added by rider may or may not be available/eligible for assignments.

THE BENEFICIARY

You may select one or more primary and contingent beneficiaries during your lifetime upon application or by filing a written request with our Home Office. Each change of beneficiary revokes any previous designation.

NON-PARTICIPATING	The contract is non-participating. No dividends are payable.

MISSTATEMENT OF AGE OR GENDER

If the Annuitant’s age or gender, if applicable, was misstated on the contract data page, any contract benefits or proceeds, or availability thereof, will be determined using the correct age and gender.

INCONTESTABILITY	We will not contest the contract.

STATEMENT OF VALUES

At least once each year, we will send you a statement of values within 30 days after each report date. The statement will show Contract Value, premium payments and other financial transactions made by you during the report period.

TRUST AS OWNER OR BENEFICIARY

If a trust is named as the owner or beneficiary of this contract and subsequently exercises ownership rights or claims benefits hereunder, we will have no obligation to verify that a trust is in effect or that the trustee is acting within the scope of his/her authority. Payment of contract benefits to the trustee shall release us from all obligations under the contract to the extent of the payment. When we make a payment to the trustee, we will have no obligation to ensure that such payment is applied according to the terms of the trust agreement.

WRITTEN NOTICE	Any written notice should be sent to us at our Home Office at 6610 West Broad Street, Richmond, Virginia 23230. The contract number and each Annuitant’s full name must be included.

We will send all notices to the owner at the last known address on file with the company.

DISTRIBUTION OF THE CONTRACTS

The contracts which are offered continuously, are distributed by Capital Brokerage Corporation, 201 Merritt 7, Norwalk, CT 06856, an affiliate of the Company. During the fiscal years ended December 31, 2002, 2001 and 2000, no underwriting commissions have been paid by the Company to Capital Brokerage Corporation. Although the Company and Capital Brokerage Corporation do not anticipate discontinuing the offering of the contracts, we do reserve the right to discontinue offering the contracts at any time.

LEGAL DEVELOPMENTS REGARDING EMPLOYMENT- RELATED BENEFIT PLANS

On July 6, 1983, the Supreme Court held in Arizona Governing Committee for Tax Deferred Annuity v. Norris, 463 U.S. 1073 (1983), that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. The contract contains guaranteed annuity purchase rates for certain optional payment plans that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a contract may be purchased.

REGULATION OF GE LIFE AND ANNUITY ASSURANCE COMPANY

Besides Federal securities laws and Virginia insurance law, we are subject to the insurance laws and regulations of other states within which it is licensed to operate. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments. Presently, we are licensed to do business in the District of Columbia and all states, except New York.

EXPERTS	To be provided by Amendment.

FINANCIAL STATEMENTS	To be provided by Amendment.

PART C

OTHER INFORMATION

Item 24.    Financial Statements and Exhibits

(a)  Financial Statements

All required financial statements are included in Part B of this Registration Statement.

(b)  Exhibits

(1)(a)

Resolution of Board of Directors of The Life Insurance Company of Virginia authorizing the establishment of the Separate Account. Previously filed on May 1, 1998 with Post-Effective Amendment No. 9 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 033-76334.

(1)(a)(i)

Resolution of the Board of Directors of GE Life and Annuity Assurance Company authorizing the change in name of Life of Virginia Separate Account 4 to GE Life & Annuity Separate Account 4. Previously filed on February 28, 2001 with Post-Effective Amendment No. 4 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 333-63531.

(2)	Not Applicable.

(3)(a)

Underwriting Agreement dated December 1, 2001 between GE Life and Annuity Assurance Company and Capital Brokerage Corporation. Previously filed on September 13, 2002 with Post-Effective Amendment No. 7 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 333-63531.

(b)

Dealer Sales Agreement dated December 1, 2001. Previously filed on September 13, 2002 with Post-Effective Amendment No. 7 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 333-63531.

(4)(a)	Form of contract.

(4)(a)(i)	Contract Form P1151. Previously filed on December 21, 1999 with the initial filing to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 333-96513.

(4)(b)	Endorsements to contract.

(4)(b)(i)	IRA Endorsement. Previously filed on May 1, 1998 with Post-Effective Amendment No. 9 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 033-76334.

(4)(b)(ii)	Pension Endorsement. Previously filed on May 1, 1998 with Post-Effective Amendment No. 9 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 033-76334.

(4)(b)(iii)	Section 403(b) Endorsement. Previously filed on May 1, 1998 with Post-Effective Amendment No. 9 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 033-76334.

(4)(b)(iv)	Optional Death Benefit Rider. Previously filed on March 12, 1999 with Pre-Effective Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 333-63531.

(4)(b)(v)	Optional Enhanced Death Benefit Rider. Previously filed on September 1, 2000 with Post-Effective Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 333-31172.

(4)(b)(vi)

Optional Enhanced Death Benefit Rider P5153 12/00. Previously filed on February 28, 2001 with Post-Effective Amendment No. 4 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 333-63531.

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(4)(b)(vii)

Monthly Income Benefit Endorsement P5154 12/00. Previously filed on February 28, 2001 with Post-Effective Amendment No. 4 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 333-63531.

(4)(b)(viii)

Optional Enhanced Death Benefit Rider P5161 3/01. Previously filed on April 30, 2001 with Post-Effective Amendment No. 5 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 333-62695.

(4)(b)(ix)	Death Provisions Endorsement P5232 1/03 filed herewith.

(4)(b)(x)	Annual Step-Up Death Benefit Rider P5233 1/03 filed herewith.

(4)(b)(xi)	Rollup Death Benefit Rider P5234 1/03 filed herewith.

(4)(b)(xii)	Greater of Annual Step-Up and Rollup Death Benefit Rider P5235 1/03 filed herewith.

(4)(b)(xiii)	Annuity Cross Funded Endorsement P5229 1/03 filed herewith.

(4)(b)(xiv)	Earnings Protector Death Benefit Rider P5240 1/03 filed herewith.

(5)	Form of Application. Previously filed on May 1, 1998 with Post-Effective Amendment No. 9 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 033-76334.

(6)(a)

Amended and Restated Articles of Incorporation of GE Life and Annuity Assurance Company. Previously filed on September 1, 2000 with Post-Effective Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 333-31172.

(6)(b)

Amended Bylaws of GE Life and Annuity Assurance Company. Previously filed on September 1, 2000 with Post-Effective Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 333-31172.

(7)	Not Applicable.

(8)(a)

Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation, and The Life Insurance Company of Virginia. Previously filed on May 1, 1998 with Post-Effective Amendment No. 9 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 033-76334.

(8)(a)(i)

Amendment to Participation Agreement Referencing Policy Form Numbers. Previously filed on May 1, 1998 with Post-Effective Amendment No. 9 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 033-76334.

(8)(a)(ii)

Amendment to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation, and The Life Insurance Company of Virginia. Previously filed on May 1, 1998 with Post-Effective Amendment No. 9 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 033-76334.

(8)(a)(iii)

Amendment to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation, and The Life Insurance Company of Virginia. Previously filed on May 1, 1998 with Post-Effective Amendment No. 9 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 033-76334.

(8)(b)

Agreement between Oppenheimer Variable Account Funds, Oppenheimer Management Corporation, and The Life Insurance Company of Virginia. Previously filed on May 1, 1998 with Post-Effective Amendment No. 9 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 033-76334.

(8)(b)(i)

Amendment to Agreement between Oppenheimer Variable Account Funds, Oppenheimer Management Corporation, and The Life Insurance Company of Virginia. Previously filed on May 1, 1998 with Post-Effective Amendment No. 9 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 033-76334.

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(8)(c)

Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and The Life Insurance Company of Virginia. Previously filed on May 1, 1998 with Post-Effective Amendment No. 9 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 033-76334.

(8)(d)

Participation Agreement between Janus Capital Corporation and Life of Virginia. Previously filed on May 1, 1998 with Post-Effective Amendment No. 9 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 033-76334.

(8)(d)(i)	Amendment to Participation Agreement between Janus Capital Corporation and GE Life & Annuity.(7)

(8)(e)

Participation Agreement between Insurance Management Series, Federated Securities Corporation, and The Life Insurance Company of Virginia. Previously filed on May 1, 1998 with Post-Effective Amendment No. 9 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 033-76334.

(8)(f)

Participation Agreement between The Alger American Fund, Fred Alger and Company, Inc., and The Life Insurance Company of Virginia. Previously filed on September 28, 1995 with Post-Effective Amendment No. 4 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 033-76334.

(8)(g)

Amendment to Fund Participation Agreement between The Alger American Fund, Fred Alger and Company, Inc. and GE Life and Annuity Assurance Company. Previously filed on December 21, 1999 with the initial filing to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 333-96513.

(8)(h)

Participation Agreement between Variable Insurance Products Fund III and The Life Insurance Company of Virginia. Previously filed on September 28, 1995 with Post-Effective Amendment No. 3 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 033-76334.

(8)(i)

Participation Agreement between PBHG Insurance Series Fund, Inc. and The Life Insurance Company of Virginia. Previously filed on September 28, 1995 with Post-Effective Amendment No. 3 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 033-76334.

(8)(j)

Participation Agreement between Goldman Sach Variable Series Funds and The Life Insurance Company of Virginia. Previously filed on May 1, 1998 with Post-Effective Amendment No. 9 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 033-76334.

(8)(k)

Participation Agreement between Salomon Brothers Variable Series Funds and The Life Insurance Company of Virginia. Previously filed on December 18, 1998 with Pre-Effective Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 333-62695.

(8)(l)

Participation Agreement between GE Investments Funds, Inc. and The Life Insurance Company of Virginia. Previously filed on December 18, 1998 with Pre-Effective Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 333-62695.

(8)(m)

Amendment to Fund Participation Agreement between GE Investments Funds, Inc. and GE Life and Annuity Assurance Company. Previously filed on April 28, 2000 with Post-Effective Amendment No. 19 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 033-76334.

(8)(n)

Form of Participation Agreement between AIM Variable Insurance Funds, Inc. and GE Life and Annuity Assurance Company. Previously filed on March 15, 2000 with Pre-Effective No. 1 to Form N-4 for GE Life & Annuity Separate Account 5, Registration No. 333-96513.

(8)(o)

Form of Participation Agreement between Dreyfus and GE Life and Annuity Assurance Company. Previously filed on June 2, 2000 with Pre-Effective Amendment 1 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 333-31172.

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(8)(p)

Participation Agreement between MFS® Variable Insurance Trust and GE Life and Annuity Assurance Company. Previously filed on June 2, 2000 with Pre-Effective Amendment 1 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 333-31172.

(8)(q)

Participation Agreement between PIMCO Variable Insurance Trust and GE Life and Annuity Assurance Company. Previously filed on June 2, 2000 with Pre-Effective Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 333-31172.

(8)(r)

Participation Agreement between Rydex Variable Trust and GE Life and Annuity Assurance Company. Previously filed on April 24, 2002 with Post-Effective Amendment No. 6 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 333-63531.

(8)(s)

Participation Agreement between Van Kampen Life Investment Trust and GE Life and Annuity Assurance Company. Previously filed on September 13, 2002 with Post-Effective Amendment No. 7 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 333-63531.

(9)	Opinion of Counsel. Filed herewith.

(10)	Consent of Independent Auditors. To be filed by Amendment.

(11)	Not Applicable.

(12)	Not Applicable.

(13)	Schedule showing computation for Performance Data. Previously filed on June 2, 2000 with Pre-Effective Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 333-31172.

(14)	Power of Attorney dated January 14, 2003. Filed herewith.

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Item 25.    Directors and Officers of GE Life and Annuity Assurance Company

Name	Positions and Offices with Depositor
Pamela S. Schutz	Director, Chief Executive Officer and President

Paul Haley	Director, Senior Vice President and Chief Actuary

Leon E. Roday(1)	Director and Senior Vice President

Elliot A. Rosenthal	Director and Senior Vice President

Geoffrey S. Stiff	Director and Senior Vice President

Thomas M. Stinson(2)	Director and Senior Vice President

Thomas E. Duffy	Senior Vice President, General Counsel and Secretary

Kelly L. Groh	Senior Vice President and Chief Financial Officer

John E. Karaffa	Vice President and Controller

Gary T. Prizzia(1)	Treasurer
(1)	The principal business address is GE Financial Assurance Holdings, Inc., 6620 W. Broad Street, Richmond, Virginia 23230.
(2)	The principal business address is GE Financial Assurance, 1650 Los Gamos Drive, San Rafael, California 94903.

The principal business address for those listed above is GE Life and Annuity Assurance Company, 6610 W. Broad Street, Richmond, VA 23230 unless otherwise noted.

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Item 26.    Persons Controlled by or Under Common Control With the Depositor or Registrant

Item 27.    Number of Contractowners

There were 11,146 contractowners invested in this product as of February 10, 2003.

Item 28.    Indemnification

        Section 13.1-698 and 13.1-702 of the Code of Virginia, in brief, allow a corporation to indemnify any person made party to a proceeding because such person is or was a director, officer, employee, or agent of the corporation, against liability incurred in the proceeding if: (1) he conducted himself in good faith; and (2) he believed that (a) in the case of conduct in his official capacity with the corporation, his conduct was in its best interests; and (b) in all other cases, his conduct was at least not opposed to the corporation’s best interests and (3) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful.

6

The termination of a proceeding by judgment, order, settlement or conviction is not, of itself, determinative that the director, officer, employee, or agent of the corporation did not meet the standard of conduct described. A corporation may not indemnify a director, officer, employee, or agent of the corporation in connection with a proceeding by or in the right of the corporation, in which such person was adjudged liable to the corporation, or in connection with any other proceeding charging improper personal benefit to such person, whether or not involving action in his official capacity, in which such person was adjudged liable on the basis that personal benefit was improperly received by him. Indemnification permitted under these sections of the Code of Virginia in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.

Section 5 of the By-Laws of GE Life and Annuity Assurance Company further provides that:

(a)  The Corporation shall indemnify each director, officer and employee of this Company who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative, or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer or employee of the Corporation, or is or was serving at the request of the Corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgements [sic], fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation, and with respect to any criminal action, had no cause to believe his conduct unlawful. The termination of any action, suit or proceeding by judgement [sic], order, settlement, conviction, or upon a plea of nolo contendere, shall not of itself create a presumption that the person did not act in good faith, or in a manner opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, believed his conduct unlawful.

(b)  The Corporation shall indemnify each director, officer or employee of the Corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgement [sic] in its favor by reason of the fact that he is or was a director, officer or employee of the Corporation, or is or was serving at the request of the Corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

(c)  Any indemnification under subsections (a) and (b) (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer or employee is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (a) and (b). Such determination shall be made (1) by the Board of Directors of the Corporation by a majority vote of a quorum consisting of the directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders of the Corporation.

(d)  Expenses (including attorneys’ fees) incurred in defending an action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in subsection (c) upon receipt of an undertaking by or on behalf of the director, officer or employee to repay such

7

amount to the Corporation unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation as authorized in this Article.

(e)  The Corporation shall have the power to make any other or further indemnity to any person referred to in this section except an indemnity against gross negligence or willful misconduct.

(f)  Every reference herein to director, officer or employee shall include every director, officer or employee, or former director, officer or employee of the Corporation and its subsidiaries and shall enure to the benefit of the heirs, executors and administrators of such person.

(g)  The foregoing rights and indemnification shall not be exclusive of any other rights and indemnification to which the directors, officers and employees of the Corporation may be entitled according to law.

*    *    *

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the depositor pursuant to the foregoing provisions, or otherwise, the depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the depositor of expenses incurred or paid by a director, officer or controlling person of the depositor in successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.    Principal Underwriters

(a)  Capital Brokerage Corporation is the principal underwriter of the Contracts as defined in the Investment Company Act of 1940, and is also the principal underwriter for flexible premium variable annuity contracts and variable life insurance policies issued through GE Life & Annuity Separate Accounts I, II, III, 4, 5 and 6.

(b)

Name	Address	Positions and Offices with Underwriter
Adam T. Rochlin	201 Merrit 7 Norwalk, CT 06856	President and Chief Executive Officer
Victor C. Moses	601 Union St., Ste. 1300 Seattle, WA 98101	Senior Vice President
Geoffrey S. Stiff	6610 W. Broad St. Richmond, VA 23230	Senior Vice President
Ward E. Bobitz	6620 W. Broad St. Richmond, VA 23230	Vice President & Assistant Secretary
Robert T. Methven	200 N. Martingale Road Schaumburg, IL 60173	Senior Vice President
William E. Daner, Jr.	6610 W. Broad St. Richmond, VA 23230	Vice President, Counsel & Secretary
Richard G. Fucci	6604 W. Broad St. Richmond, VA 23230	Vice President
Gary T. Prizzia	6620 W. Broad Street Richmond, VA 23230	Treasurer

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Name	Address	Positions and Offices with Underwriter
Edward J. Wiles, Jr.	201 Merrit 7 Norwalk, CT 06856	Senior Vice President, Chief Compliance Officer
Kelly L. Groh	6610 W. Broad Street Richmond, Virginia 23230	Chief Financial Officer
Richard P. McKenney	6620 W. Broad St. Richmond, VA 23230	Senior Vice President
Susan M. Mann	6610 W. Broad St. Richmond, VA 23230	Controller

Item 30.    Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules under it are maintained by GE Life and Annuity Assurance Company at its home office.

Item 31.    Management Services

All management contracts are discussed in Part A or Part B of this Registration Statement.

Item 32.    Undertakings

(a)  Registrant undertakes that it will file a post-effective amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)  Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)  Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to GE Life and Annuity Assurance Company at the address or phone number listed in the prospectus.

(d)  GE Life and Annuity Assurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GE Life and Annuity Assurance Company.

Statement Pursuant to Rule 6c-7 of the Investment Company Act of 1940

GE Life and Annuity Assurance Company offers and will offer Contracts to participants in the Texas Optional Retirement Program. In connection therewith, GE Life and Annuity Assurance Company and GE Life & Annuity Separate Account 4 rely on 17 C.F.R. Section 270.6c-7 and represent that the provisions of paragraphs (a)-(d) of the Rule have been or will be complied with.

Section 403(b) of the Internal Revenue Code Representations

GE Life and Annuity Assurance Company represents that in connection with its offering of Contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the County of Henrico, and State of Virginia, on the 18th day of February, 2003.

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

(Registrant)

/s/    HEATHER HARKER

By:

Heather Harker

Vice President, Associate General Counsel  and Assistant Secretary

GE Life and Annuity Assurance Company

GE LIFE AND ANNUITY ASSURANCE COMPANY

(Depositor)

/s/    HEATHER HARKER

By:

Heather Harker

Vice President, Associate General Counsel  and Assistant Secretary

GE Life and Annuity Assurance Company

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Name	Title	Date

* Pamela S. Schutz	Director, President and Chief Executive Officer	February 18, 2003

* Paul Haley	Director, Senior Vice President and Chief Actuary	February 18, 2003

* Leon E. Roday	Director and Senior Vice President	February 18, 2003

* Elliot Rosenthal	Director and Senior Vice President	February 18, 2003

* Geoffrey S. Stiff	Director and Senior Vice President	February 18, 2003

* Thomas M. Stinson	Director and Senior Vice President	February 18, 2003

* Kelly L. Groh	Senior Vice President and Chief Financial Officer	February 18, 2003

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Name	Title	Date

* John E. Karaffa	Vice President and Controller	February 18, 2003

/s/ HEATHER HARKER Heather Harker	Vice President, Associate General Counsel and Assistant Secretary	February 18, 2003

*By:	/s/ HEATHER HARKER Heather Harker	, pursuant to Power of Attorney executed on January 14, 2003.

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